                          CONVERSION VALUATION REPORT


                        _______________________________


                        Valued as of December 13, 1996


                ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION
                                  OF COLORADO


                             Rocky Ford, Colorado


                                 Prepared By:



                              Ferguson & Co., LLP
                                   Suite 550
                         122 W. John Carpenter Freeway
                               Irving, TX 75039
                                 972/869-1177

                      [LETTERHEAD OF FERGUSON & CO., LLP]


                     STATEMENT OF APPRAISER'S INDEPENDENCE
          ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION OF COLORADO
          -----------------------------------------------------------
                              ROCKY FORD, COLORADO
                              --------------------

     We are the appraiser for Rocky Ford Federal Savings and Loan Association of Colorado in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Association's stock to be issued in the conversion. In connection with our appraisal of the Association's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Association, its conversion counsel, its selling agent, or any other party connected with the conversion. We also received a fixed fee for assisting the Association in connection with the preparation of its business plan to be submitted with the conversion application.

     Rocky Ford Federal has agreed to indemnify Ferguson & Co., LLP under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                               Ferguson & Co., LLP


                                               /s/ Robin L. Fussell

                                               Robin L. Fussell
                                               Principal

December 31, 1996

                      [LETTERHEAD OF FERGUSON & CO., LLP]


                               DECEMBER 31, 1996



BOARD OF DIRECTORS
ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION
 OF COLORADO
801 SWINK AVENUE
ROCKY FORD, COLORADO  81067

DEAR DIRECTORS:

     We have completed and hereby provide, as of December 13, 1996, an independent appraisal of the estimated pro forma market value of Rocky Ford Federal Savings and Loan Association of Colorado ("Rocky Ford Federal" or the "Association"), Rocky Ford, Colorado, in connection with the conversion of Rocky Ford Federal from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Association's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

     Ferguson & Co., LLP ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with Rocky Ford Federal's business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed Rocky Ford Federal's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Rocky Ford Federal that included discussions with Grimsley, White & Company, CPA's, the Association's independent auditors, and with Housley Kantarian and Bronstein, P.C., the Association's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in Rocky Ford Federal's primary market area and compared the Association's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

     Our appraisal is based on Rocky Ford Federal's representation that the information contained in the Form AC and additional evidence furnished to us by the Association and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Rocky Ford Federal and its auditors, nor

BOARD OF DIRECTORS
DECEMBER 31, 1996
PAGE 2

did we independently value the Association's assets or liabilities. The valuation considers Rocky Ford Federal only as a going concern and should not be considered an indication of its liquidation value.

     It is our opinion that, as of December 13, 1996, the estimated pro forma market value of Rocky Ford Federal was $3,200,000, or 320,000 shares at $10.00 per share. The resultant valuation range was $2,720,000 at the minimum (272,000 shares at $10.00 per share) to $3,680,000 at the maximum (368,000 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $4,232,000 (423,200 shares at $10.00 per share).

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Association's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

     Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Rocky Ford Federal, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in Rocky Ford Federal's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                               Respectfully,
                                               FERGUSON & CO., LLP


                                               /s/ ROBIN L. FUSSELL

                                               Robin L. Fussell
                                               Principal

FERGUSON & CO., LLP
-------------------


                               TABLE OF CONTENTS

                ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION

                             ROCKY FORD, COLORADO



                                                                            PAGE
                                                                            ----
INTRODUCTION                                                                   1

SECTION I. - FINANCIAL CHARACTERISTICS                                         2

PAST & PROJECTED ECONOMIC CONDITIONS                                           2

FINANCIAL CONDITION OF INSTITUTION                                             2

     BALANCE SHEET TRENDS                                                      2

     ASSET/LIABILITY MANAGEMENT                                                2

     INCOME AND EXPENSE TRENDS                                                 3

     REGULATORY CAPITAL REQUIREMENTS                                           3

     LENDING                                                                   3

     NONPERFORMING ASSETS                                                      3

     CLASSIFIED ASSETS                                                         3

     LOAN LOSS ALLOWANCE                                                       3

     MORTGAGE-BACKED SECURITIES AND INVESTMENTS                                4

     SAVINGS DEPOSITS                                                          4

     BORROWINGS                                                                4

     SUBSIDIARIES                                                              4

     LEGAL PROCEEDINGS                                                         4

EARNINGS CAPACITY OF THE INSTITUTION                                           4

     ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION                                5

     INTANGIBLE VALUES                                                         5

     EFFECT OF GOVERNMENT REGULATIONS                                          5

     OFFICE FACILITIES                                                         5

SECTION II - MARKET AREA                                                       1

DEMOGRAPHICS                                                                   1

FERGUSON & CO., LLP
-------------------


                         TABLE OF CONTENTS - CONTINUED

                ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION

                             ROCKY FORD, COLORADO

                                                                            PAGE
                                                                            ----
SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS                          1

COMPARATIVE DISCUSSION                                                         1

     SELECTION CRITERIA                                                        1

     PROFITABILITY                                                             2

     BALANCE SHEET CHARACTERISTICS                                             2

     RISK FACTORS                                                              2

     SUMMARY OF FINANCIAL COMPARISON                                           3

FUTURE PLANS                                                                   3

SECTION IV - CORRELATION OF MARKET VALUE                                       1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                                1

     FINANCIAL ASPECTS                                                         1

     MARKET AREA                                                               2

     MANAGEMENT                                                                2

     DIVIDENDS                                                                 2

     LIQUIDITY                                                                 2

     THRIFT EQUITY MARKET CONDITIONS                                           2

COLORADO ACQUISITIONS                                                          3

EFFECT OF INTEREST RATES ON THRIFT STOCK                                       3

     ADJUSTMENTS CONCLUSION                                                    4

     VALUATION APPROACH                                                        5

     VALUATION CONCLUSION                                                      6

FERGUSON & CO., LLP
-------------------


                         TABLE OF CONTENTS - CONTINUED

                ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION

                              ROCKY FORD, COLORADO


TABLE
NUMBER                TABLE TITLE                                          PAGE
------                -----------                                          ----
        SECTION I  -  FINANCIAL CHARACTERISTICS

  1     Selected Financial Data                                               6

  2     Selected Financial Ratios and Other Data                              7

  3     GAP Analysis                                                          8

  4     Interest Rate Shock                                                   9

  5     Capital Compliance                                                   10

  6     Loan Portfolio Composition                                           11

  7     Loan Maturities                                                      12

  8     Loan Origination, Purchase, and Repayment Activity                   13

  9     Average Balances, Rates, and Yields                                  14

 10     Rate/Volume Analysis                                                 15

 11     Loan Delinquencies at September 30, 1996                             16

 12     Non-Performing Assets                                                17

 13     Classified Assets                                                    18

 14     Analysis of the Allowance for Loan Losses                            19

 15     Analysis of the Allowance for Real Estate Losses                     20

 16     Allocation of the Allowance for Loan Losses                          21

 17     Investments at September 30, 1996                                    22

 18     Investment Securities                                                23

 19     Deposit Portfolio                                                    24

 20     Savings Deposit Detail                                               25

 21     Certificates of Deposit Maturities                                   26

 22     Jumbo CD Maturities                                                  27

 23     Savings Flows                                                        28

 24     Offices                                                              29

        SECTION II  -  MARKET AREA

  1     Demographic Trends                                                    3

  2     Percent Employment by Industry                                        4

  3     Market Area Deposits                                                  5

  4     Building Permits                                                      6

        SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS

  1     Comparatives                                                          4

  2     Key Financial Indicators                                              5

  3     Pro Forma Comparisons                                                 6

FERGUSON & CO., LLP
-------------------

                         TABLE OF CONTENTS - CONTINUED

                ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION

                              ROCKY FORD, COLORADO


TABLE
NUMBER                        TABLE TITLE                                   PAGE
------                        -----------                                   ----
                SECTION IV  - CORRELATION OF MARKET VALUE

  1             Appraisal Earnings Adjustments                                 1
  2             Colorado Acquisitions                                          7
  3             Recent Conversions                                             9
  4             Recent Pink Sheet Conversions                                 12
  5             Comparison of Pricing Ratios                                  14

FIGURE
NUMBER                      LIST OF FIGURES
------                      ---------------
                                                                            PAGE
                SECTION IV  -  CORRELATION OF MARKET VALUE                  ----

  1             SNL Index                                                     15
  2             Selected Interest Rates                                       16

                             EXHIBIT TITLE
                             --------------

Exhibit I - Ferguson & Co., LLP Qualifications

Exhibit II - Selected Region, State, and Comparatives Information

Exhibit III - Rocky Ford Federal Savings and Loan Association TAFS Report

Exhibit IV - Comparative Group TAFS and BankSource Reports

Exhibit V - Selected Publicly Traded Thrifts

Exhibit VI - Comparative Group Selection

Exhibit VII - Pro Forma Calculations

  Pro Forma Assumptions
  Pro Forma Effect of Conversion Proceeds At the Minimum of the Range Pro Forma Effect of Conversion Proceeds At the Midpoint of the Range Pro Forma Effect of Conversion Proceeds At the Maximum of the Range Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range Pro Forma Analysis Sheet

                     SECTION I - FINANCIAL CHARACTERISTICS

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


                                 INTRODUCTION

     Rocky Ford Federal Savings and Loan Association of Colorado ("Rocky Ford Federal" or "Association") is a federally chartered, federally insured mutual savings and loan association located in Rocky Ford (Otero County), Colorado. It was chartered in 1934 under its current name. It joined the FHLB system and obtained federal insurance of accounts in 1934. In January 1997, it adopted a plan to convert to a stock savings and loan association, via a standard mutual to stock conversion.

     At September 30, 1996, Rocky Ford Federal had total assets of $20.4 million, loans of $12.3 million, mortgage-backed securities of $2.6 million, interest-bearing deposits in other banks of $3.9 million, deposits of $17.1 million, and net worth of $2.8 million, or 13.6% of assets.

     The Association has one office, which is located in Rocky Ford. Colorado is in the southwestern portion of the United States. Rocky Ford is located in the southeastern portion of Colorado. It is approximately 100 miles southeast of Colorado Springs and 60 miles east of Pueblo.

     Rocky Ford Federal is a traditional thrift with a moderate orientation to passive investments. It invests primarily in (1) 1-4 family loans, (2) mortgage backed securities, and (3) temporary cash investments. It is funded principally by savings deposits and existing net worth. It has not utilized borrowings recently.

     The Association offers a limited variety of loan products to accommodate its customer base and single family loans dominate the Association's loan portfolio. In recent years, Rocky Ford Federal has concentrated its lending in 15 year fixed rate single family loans. At September 30, 1996, loans on 1-4 family dwellings made up 59.51% of total assets and 98.74% of the loan portfolio. Mortgage backed securities made up 12.84% of total assets. Cash and investment securities made up 24.44% of Rocky Ford Federal's assets at September 30, 1996.

     Rocky Ford Federal had no non-performing assets at September 30, 1996, as compared to none at September 30, 1995, and $30 thousand at September 30, 1994 (0.15% of total assets).

     Savings deposits decreased slightly during the period from September 30, 1992, to September 30, 1996 ($713 thousand), a compound annual rate of decline of 1.24%. Savings decreased $283 thousand (1.63%) in 1994, decreased $435 thousand (2.54%) in 1995, and increased $443 thousand (2.65%) in 1996. Rocky Ford Federal has not relied extensively on borrowings during recent years. It had no borrowings during the period from September 30, 1992, to September 30, 1996.

     The Association's capital to assets ratio has shown steady growth. Equity capital, as a percentage of assets, has increased from 8.5% at September 30, 1992, to 13.6% at September 30, 1996. This capital growth was a result of consistent earnings combined with only minor growth in assets. Rocky Ford Federal's assets increased $583 thousand during the four years ended September 30, 1996.

     Rocky Ford Federal's profitability, as measured by return on average assets ("ROAA"), has consistently exceeded its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets under $25 million. For the years ending December 31, 1993, 1994, and 1995, and the six months ended June 30, 1996, Rocky Ford Federal ranked in the 89th, 87th, 89th, and 73rd percentile, respectively, in ROAA, based on information derived from the TAFS thrift database published by Sheshunoff Information Services Inc. (See
Exhibit III, page 2). In return on equity for the same periods, Rocky Ford Federal ranked in the 79th, 87th, 81st, and 62nd percentile, respectively.

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


                         I. FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

     Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end.

     The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions.

FINANCIAL CONDITION OF INSTITUTION

BALANCE SHEET TRENDS

     As Table I.1 shows, Rocky Ford Federal experienced a modest increase in assets during the period of two years ending September 30, 1996. Assets increased $767 thousand, or 3.91% during the period. Loans increased $1.926 million, or 18.59%; interest-bearing cash deposits increased $517 thousand, or 15.29%; investment securities decreased $2.783 million, or 71.95%; and mortgage-backed securities increased $1.049 million, or 66.90%. Savings deposits increased by $8 thousand, or 0.05%. Equity increased $586 thousand, or 26.73%.

ASSET/LIABILITY MANAGEMENT

     Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.3 shows the gap analysis of Rocky Ford Federal's interest earning assets and interest bearing liabilities at September 30, 1996. It shows that, within one year of September 30, 1996,
Rocky Ford Federal has a negative gap to interest bearing liabilities of 62.35% and a negative gap to total assets of 43.13%. Rocky Ford Federal has a negative cumulative gap to assets at the end of three years of 42.81% and a negative gap of 30.99% at the end of five years. Table I.4 provides rate shock information at varying levels of interest rate change. The Association has significant exposure to interest rate increases, but such exposure will be mitigated through the Association's post conversion equity position.

     Rocky Ford Federal's basic approach to interest rate risk management has been to emphasize shorter term mortgage loans, increase investments in short and intermediate term investment securities, and build equity capital. Rocky Ford Federal currently is not utilizing synthetic hedge instruments and has not used borrowings in recent years. Rocky Ford Federal's business plan calls for a continuation of these strategies.

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


INCOME AND EXPENSE TRENDS

     Rocky Ford Federal was profitable for the two fiscal years ending September 30, 1996. Fluctuations in income over the period have resulted principally from
(1) changes in non-interest expense, principally the SAIF assessment of approximately $106,000 in 1996; and (2) adjustments in loan loss provisions as the general economy in the area has improved. There was a negative loan loss provision of $69,000 in 1995 and no loan loss provision in 1996.

     Net interest income declined in 1995 and 1996 as a result of declining spreads.

REGULATORY CAPITAL REQUIREMENTS

     As Table I.5 demonstrates, Rocky Ford Federal meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

LENDING

     Table I.6 provides an analysis of the Association's loan portfolio by type of loan and security. This analysis shows that, from September 30, 1994, through September 30, 1996, Rocky Ford Federal's loan composition has been dominated by 1-4 family dwelling loans. Table I.7 provides information on loan maturities at September 30, 1996.

     Table I.8 provides information with respect to loan originations and repayments. It indicates the year ended September 30, 1996, was a good growth year.

     Table I.9 provides rates, yields, and average balances for the three years ended September 30, 1996. Interest rates earned on interest-earning assets increased from 7.47% in 1994 to 7.81% in 1995 and decreased to 7.73% in 1996. Interest rates paid on interest-bearing liabilities increased from 3.87% in 1994 to 4.47% in 1995 and increased to 4.83% in 1996. Rocky Ford Federal's spread decreased from 3.60% in 1994 to 3.33% in 1995 and decreased to 2.90% in 1996.

     Table I.10 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended September 30, 1994 versus 1995, and September 30, 1995, versus 1996.

NON-PERFORMING ASSETS

     As shown in Table I.11, the Association had only $57,000 in 1-4 family loans that were over 60 days delinquent at September 30, 1996, and no loans over 90 days delinquent. As shown in Table I.12, Rocky Ford Federal had no nonperforming assets at September 30, 1996 and 1995. It had $30,000 in non-performing assets at September 30, 1994.

CLASSIFIED ASSETS

     Rocky Ford Federal had $57 thousand in classified assets at September 30, 1996 (Table I.13). The classified assets were all in the special mention category. They were 1-4 family loans between 60 and 89 days delinquent. The Association had a loan loss allowance of $60 thousand, or 105.3% of classified assets at September 30, 1996.

LOAN LOSS ALLOWANCE

     Table I.14 provides an analysis of Rocky Ford Federal's loan loss allowance and Table I.15 shows an analysis of Rocky Ford Federal's allowance for real estate losses.

     Table I.16 shows the allocation of the loan loss allowance among the various loan categories as of September 30, 1994, 1995, and 1996.

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


MORTGAGE-BACKED SECURITIES AND INVESTMENTS

     Table I.17 provides a breakdown of mortgage-backed securities, interest bearing deposits, and investment securities with maturity and yield information as of September 30, 1996. Table I.18 provides breakdowns for mortgage-backed securities, interest bearing deposits, and investment securities at September 30, 1994, 1995, and 1996.

SAVINGS DEPOSITS

     At September 30, 1996, Rocky Ford Federal's deposit portfolio was composed as follows: Passbook accounts--$1.078 million or 6.3%; Money market accounts-- $3.271 million or 19.1%; and certificate accounts--$12.796 million or 74.6% (see Table I.17). Table I.20 shows the composition of deposits at September 30, 1994, 1995, and 1996, with certificates in rate range. Table I.21 shows the totals of certificate deposits and the maturities by year with rate ranges at September 30, 1996. At September 30, 1996, 76.23% of Rocky Ford Federal's certificates matured within one year and 93.46% matured within two years.

     Rocky Ford Federal is not overly dependent on jumbo certificates of deposit. At September 30, 1996, the Association had $1.512 million in certificates that were issued for $100 thousand or more, or 8.82% of its total deposits (see Table I.22).

     Table I.23 presents information on deposit flows for the years ending September 30, 1994, 1995, and 1996.

BORROWINGS

     Rocky Ford Federal's has had no borrowings in recent years.

SUBSIDIARIES

     Rocky Ford Federal has no subsidiaries.

LEGAL PROCEEDINGS

     From time to time, Rocky Ford Federal becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Association, no legal proceedings are in process or pending that would have a material effect on Rocky Ford Federal's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

     As in any interest sensitive industry, the future earnings capacity of Rocky Ford Federal will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

     Rocky Ford Federal is no exception to the aforementioned phenomenon. With its current asset and liability structure, however, it has significant exposure to rising interest rates.

     The addition of capital through the conversion will allow Rocky Ford Federal to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. However, growth and additional leverage will likely be moderate and well controlled to maintain the current low risk levels inherent in the Association's asset base.

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION

     At its current size and in its current asset configuration, Rocky Ford Federal is a moderately efficient operation. With total assets of approximately $20.4 million, Rocky Ford Federal has 5.5 full time equivalent employees.

INTANGIBLE VALUES

     Rocky Ford Federal's greatest intangible value lies in its loyal deposit base. Rocky Ford Federal has a 62 year history of sound operations, controlled growth, and consistent earnings. The Association currently has 7.1% of the deposit market in its area, and it has the ability to increase market share.

     Rocky Ford Federal has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate.

EFFECT OF GOVERNMENT REGULATIONS

     Although still considered a traditional thrift, Rocky Ford Federal has emphasized more passive investments during the recent years. With its efforts to increase loans as a percentage of deposits, the Association's loan mix is expected to continue to change. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Association. Moreover, no future plans currently exist to make acquisitions or purchase branches or complicate operations with matters that would add to reporting and regulatory compliance.

OFFICE FACILITIES

     Rocky Ford Federal's main office is a well maintained facility that was acquired by the Association in 1975. Table I.24 provides information on Rocky Ford Federal's office. The Association's facilities are adequate for the convenience and needs of the Association's customer base.

FURGUSON & CO., LLP                                                    SECTION I
-------------------                                                    ---------

                      TABLE I.1 - SELECTED FINANCIAL DATA

                                                                                                          Compound
                                                                At September 30                            Growth
                                           --------------------------------------------------------
                                              1996       1995         1994        1993        1992          Rate
                                              ----       ----         ----        ----        ----          ----
                                                                    ($000'S)
SELECTED FINANCIAL CONDITION DATA:
----------------------------------
Total assets                                 20,388     19,653       19,621      19,667      19,805          0.73%
Interest-bearing deposits                     3,897      3,683        3,380       4,170       3,937         -0.26%
Equity securities available for sale            585        445          295         295         295         18.67%
U.S. government and agency
  securities - held to maturity                 500      2,700        3,573       2,004         500             NM
Mortgage-backed securities - held
  to maturity                                 2,617      1,373        1,568       2,049       2,884         -2.46%
Loans receivable, net                        12,287     10,984       10,361      10,491      10,751          3.39%
Savings deposits                             17,145     16,702       17,137      17,420      17,858         -1.24%
Equity -  substantially restricted            2,778      2,573        2,192       1,962       1,689         13.25%

                                                             YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------
                                               1996       1995         1994        1993        1992
                                               ----       ----         ----        ----        ----
                                                                   ($000'S)
SELECTED OPERATIONS DATA:
-------------------------
Interest income                               1,525      1,471        1,479       1,583       1,796
Interest expense                                820        734          684         763       1,042
                                           ----------------------------------------------------------
                 NET INTEREST INCOME            705        737          795         820         754
Provision for loan losses (recovery)              -        (69)          18          24          40
                                           ----------------------------------------------------------
           NET INTEREST INCOME AFTER
           PROVISION FOR LOAN LOSSES            705        806          777         796         714
                                           ----------------------------------------------------------
Noninterest income                               21         26           18          33          10
                                           ----------------------------------------------------------
                           SUB-TOTAL            726        832          795         829         724
                                           ----------------------------------------------------------
Noninterest expense:
  Compensation and benefits                     232        230          217         203         174
  Other                                         307        197          191         210         189
                                           ----------------------------------------------------------
  Total noninterest expense                     539        427          408         413         363
                                           ----------------------------------------------------------
                 INCOME BEFORE TAXES            187        405          387         416         361
Income tax expense                               58        118          157         143         142
                                           ----------------------------------------------------------
                          NET INCOME            129        287          230         273         219
                                           ==========================================================

SOURCE: OFFERING CIRCULAR, F&C CALCULATIONS

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


             TABLE I.2 - SELECTED FINANCIAL RATIOS AND OTHER DATA

                                                    AT OF FOR THE YEAR ENDED SEPTEMBER 30,
                                          ---------------------------------------------------------------
                                                   1996        1995       1994        1993        1992
                                                   ----        ----       ----        ----        ----
PERFORMANCE RATIOS:
-------------------
Return on assets (ratio of net earnings
  to average total assets)                         0.64%        1.50%       1.14%       1.38%       1.08%
Return on equity (ratio of  net earnings
   to average equity)                              4.81%       12.24%      10.69%      14.45%      13.79%
Ratio of average interest-earning assets to
   average interest-bearing liabilities          116.14%      114.83%     111.93%     110.39%     107.85%
Ratio of net interest income, after provision
  for loan losses, to noninterest                130.85%      188.60%     190.25%     192.74%     197.02%
   expense
Net interest rate spread                           2.90%        3.33%       3.60%       3.81%       3.38%
Net yield on average interest-earning assets       3.57%        3.91%       4.02%       4.23%       3.78%


QUALITY RATIOS:
---------------
Non-performing loans to total loans
  at end of period                                 0.00%        0.00%       0.05%       0.00%       0.63%
Non-performing loans to total assets               0.00%        0.00%       0.03%       0.00%       0.34%
Non-performing assets to total assets
  at end of period                                 0.00%        0.00%       0.15%       0.41%       1.00%
Allowance for loan losses to non-performing
 loans at end of period                            0.00%        0.00%    2560.00%       0.01%     155.88%
Allowance for loan losses to total loans, net      0.49%        0.55%       1.24%       1.12%       0.99%


CAPITAL RATIOS:
---------------
Equity to total assets at end of period           13.63%       13.09%      11.17%       9.98%       8.53%
Average equity to average assets                  13.27%       12.24%      10.70%       9.56%       7.82%

OTHER DATA:
----------
Number of full service offices                         1            1           1           1           1


SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                  Section I.
-------------------                                                  ----------


                           TABLE I.3 - GAP ANALYSIS


                                                                              AT SEPTEMBER 30, 1996
                                             ----------------------------------------------------------------------------------
                                                  Three        Three          One        Three      Five
                                                  Months      Months to     to Three     to Five    to Ten    Over Ten
                                                  or Less      One Year       Years       Years     Years      Years      Total
                                             ----------------------------------------------------------------------------------
                                                                                         ($000'S)
INTEREST-EARNING ASSETS:
------------------------
Mortgage loans                                        145         1,041        2,261      2,130     4,592       2,137    12,306
Share loans                                             8            55           39          -         -           -       102
Interest-bearing deposits                           2,499         1,398            -          -         -           -     3,897
U.S. government agency securities                       -             -          500          -         -           -       500
Mortgage-backed securities                              8           156          306        281       609       1,257     2,617
Equity securities                                       -             -            -          -         -         585       585
                                             ----------------------------------------------------------------------------------
Total interest-earning assets                       2,660         2,650        3,106      2,411     5,201       3,979    20,007
                                             ==================================================================================

INTEREST-BEARING LIABILITIES:
-----------------------------
Certificate accounts                                3,180         6,575        3,041          -         -           -    12,796
Money market deposit accounts                       3,271             -            -          -         -           -     3,271
Passbook accounts                                   1,078             -            -          -         -           -     1,078
                                             ----------------------------------------------------------------------------------
Total interest-bearing liabilities                  7,529         6,575        3,041          -         -           -    17,145
                                             ==================================================================================

Interest-earning assets less
  interest-bearing liabilities                     (4,869)       (3,925)          65      2,411     5,201       3,979     2,862
                                             ==================================================================================

Cumulative interest-rate sensitivity gap           (4,869)       (8,794)      (8,729)    (6,318)   (1,117)      2,862
                                             ========================================================================

Cumulative interest-rate sensitivity gap
  as a percentage of interest-earning assets       -24.34%       -43.95%      -43.63%    -31.58%    -5.58%      14.30%

                                             ========================================================================

Cumulative interest-rate sensitivity gap
  as a percentage of assets                        -23.88%       -43.13%      -42.81%    -30.99%    -5.48%      14.04%
                                             ========================================================================

Cumulative ratio of interest earning
  assets to interest-bearing liabilities            35.33%        37.65%       49.09%     63.15%    93.48%     116.69%
                                             ========================================================================

Share loans, interest-bearing deposits, and U.S. government agency securities are included in the period in which they mature. Equity securities, which have no specified maturity, are included in the over ten years period. Mortgage loans and mortgage-backed securities, all of which are fixed rate, are based on normal amortization plus estimated annual prepayments of 5%. Deposit certificate accounts are scheduled according to contractual maturities. Money market and passbook deposit accounts are included in the earliest period.


SOURCE: OFFERING CIRCULAR, F & C CALCULATIONS

FERGUSON & CO., LLP                                                   SECTION 1.
-------------------                                                   ----------


                        TABLE I.4 - INTEREST RATE SHOCK

                                                          Net Portfolio Value
                                                         September 30, 1996
                         ----------------------------------------------------------------------------
                                                        Estimated
                                                         NPV as a
         Change                  Estimated               Percent
        in Rates                    NPV                 of Assets     $ Change           % Change
----------------------   --------------------     ---------------     ---------       ---------------
                                                                       ($000's)
 +400 bp                   $          1,882                9.95%        (1,702)                 -47%
 +300 bp                              2,309               11.88%        (1,275)                 -36%
 +200 bp                              2,753               13.79%          (831)                 -23%
 +100 bp                              3,195               15.58%          (389)                 -11%
    0 bp                              3,584               17.08%           -                     -
--100 bp                              3,833               17.97%           249                    7%
--200 bp                              3,892               18.11%           308                    9%
--300 bp                              3,930               18.17%           346                   10%
--400 bp                              4,036               18.48%           452                   13%

SOURCE:  REPORT FROM OTS RISK MANAGEMENT DIVISION.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                        TABLE I.5 - CAPITAL COMPLIANCE

                                                           September 30, 1996
                                                          --------------------
                                                           Amount    Percent
                                                          ($000's)  of Assets
                                                          --------  ----------
Capital under generally accepted accounting principals      2,778       13.63%
                                                          ========  ==========

Tangible capital                                            2,607       12.90%
Tangible capital requirement                                  303        1.50%
                                                          --------  ----------
            Excess                                          2,304       11.40%
                                                          ========  ==========

Core capital                                                2,607       12.90%
Core capital requirement                                      607        3.00%
                                                          --------  ----------
            Excess                                          2,000        9.90%
                                                          ========  ==========

Total regulatory capital                                    2,667       34.17%
Risk-based capital requirement                                624        8.00%
                                                          --------  ----------
            Excess                                          2,043       26.17%
                                                          ========  =========

SOURCE: OFFERING CIRCULAR

FURGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                    TABLE I.6 - LOAN PORTFOLIO COMPOSITION

                                                          AT SEPTEMBER 30,
                                  ------------------------------------------------------
                                          1996              1995              1994
                                  ------------------  ----------------- ----------------
                                    Amount  Percent   Amount  Percent   Amount  Percent
                                    ------  --------  ------  -------   ------  --------
                                                          ($000'S)
MORTGAGE LOANS:
  1-4 family                        12,132    98.74%  10,915    99.37%  10,313    99.54%
  Non-residential                      174     1.42%     123     1.12%     141     1.36%
                                  ------------------  ----------------  ----------------
        Total real estate loans     12,306   100.15%  11,038   100.49%  10,454   100.90%
                                  ------------------  ----------------  ----------------
Consumer loans on savings accounts     102     0.83%      79     0.72%      96     0.93%
                                  ------------------  ----------------  ----------------
TOTAL LOANS                         12,408   100.98%  11,117   101.21%  10,550   101.82%
                                  ------------------  ----------------  ----------------

Less:
  Deferred fees and discounts           61     0.50%      73     0.66%      60     0.58%
  Allowance for losses                  60     0.49%      60     0.55%     129     1.25%
                                  ------------------  ----------------  ----------------
LOAN PORTFOLIO, NET                 12,287   100.00%  10,984   100.00%  10,361   100.00%
                                  ==================  ================  ================

SOURCE: OFFERING CIRCULAR

FURGUSON & CO., LLP                                                   SECTION 1.
-------------------                                                   ----------

                          TABLE I.7 - LOAN MATURITIES

The following table sets forth certain information at September 30, 1996, regarding the amount of loans maturing in the loan portfolio, based on contractual terms to maturity. All the loans are at a predetermined rate.

                             Under       One to       Three to      Five to      Ten to             Over
                            One Year   Three Years   Five Years    Ten years  Twenty Years      Twenty Years           Total
                            --------   -----------   ----------    ---------  ------------      ------------           -----
                                                                           ($000,s)
Mortgage loans
  1-4 family                     64        118              797        2,904         7,339               910          12,132
  Non-residential               -            4               37          133           -                 -               174
Share                            63         39              -            -             -                 -               102
                            -------    -------       ----------    ---------  ------------      ------------        --------
     Total                      127        161              834        3,037         7,339               910          12,408
                            =======    =======       ==========    =========  ============      ============        ========

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


        TABLE I.8 - LOAN ORIGINATION, PURCHASE, AND REPAYMENT ACTIVITY

                                                                      For the Year Ended September 30,
                                                               -----------------------------------------------
                                                                 1996               1995                 1994
                                                                 ----               ----                 ----
                                                                                  ($000'S)
NET LOANS, BEGINNING OF PERIOD                                   10,984             10,361              10,491

ORIGINATIONS BY TYPE:
---------------------
One- to four-family                                               3,636              2,457               2,951
Non-residential                                                      80                  -                   -
Share loans                                                          37                178                 171
                                                             ------------      --------------   --------------
  Total loans originated                                          3,753              2,635               3,122
                                                             ------------      --------------   --------------

PURCHASES:                                                            -                  -                   -
----------
                                                             ------------      --------------   --------------
  Total loans originated and purchases                            3,753              2,635               3,122
                                                             ------------      --------------   --------------

REPAYMENTS:                                                       2,461              2,068               3,223
-----------
                                                             ------------      --------------   --------------

DECREASE (INCREASE) IN OTHER ITEMS, NET:                             11                 56                 (29)
----------------------------------------
                                                             ------------      --------------   --------------

 NET INCREASE (DECREASE) IN LOANS RECEIVABLE, NET                 1,303                623                (130)
                                                             ------------      --------------   --------------

NET LOANS, END OF PERIOD                                         12,287             10,984              10,361
                                                             ============      ==============   ==============

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                TABLE I.9 - AVERAGE BALANCES, RATES, AND YIELDS

                                                                      Year Ended September 30,
                             -------------------------------------------------------------------------------------------------------

                                            1996                                1995                               1994
                             ----------------------------------  ----------------------------------  -------------------------------

                               Average    Interest                 Average    Interest                 Average   Interest
                             Outstanding  Earned/     Average    Outstanding  Earned/     Average    Outstanding  Earned/   Average
                               Balance      Paid    Yield/Rate     Balance      Paid    Yield/Rate     Balance      Paid  Yield/Rate
                             ----------------------------------  ----------------------------------  -------------------------------
                                                                             ($000'S)
INTEREST-EARNING ASSETS:
------------------------
 Interest-bearing deposits     4,330       247        5.70%        3,347       191        5.71%        3,854       165        4.28%
  Investments                  3,676       248        6.75%        4,659       297        6.37%        5,420       322        5.94%
  Loans                       11,730     1,030        8.78%       10,838       983        9.07%       10,515       992        9.43%
                             ------------------------------      ----------------------------------  -------------------------------
Total interest-earning
assets                        19,736     1,525        7.73%       18,844     1,471        7.81%       19,789     1,479        7.47%
                                        ===================                 =======================              ===================

Non-interest earning assets      405                                 316                                 348
                             --------                            --------                            --------
Total assets                  20,141                              19,160                              20,137
                             ========                            ========                            ========

INTEREST-BEARING  LIABILITIES:
------------------------------
  Savings deposits            16,993       820        4.83%       16,411       734        4.47%       17,679       684        3.87%
                             ------------------------------      ----------------------------------  -------------------------------

Total interest-bearing
 liabilities                  16,993       820        4.83%       16,411       734        4.47%       17,679       684        3.87%
                                        ===================                 =======================              ===================

Non-interest bearing
 liabilities                     476                                 403                                 304
                             ---------                           ---------                           ---------
Total liabilities             17,469                              16,814                              17,983
                             ---------                           ---------                           ---------
Equity                         2,672                               2,346                               2,154
                             ---------                           ---------                           ---------
Total liabilities and
 equity                       20,141                              19,160                              20,137
                             =========                           =========                           =========

Net interest income                        705                                 737                                 795
                                        ==========                          ==========                           ==========
Net interest rate spread (1)                          2.90%                               3.33%                               3.60%
                                                   =========                            ===========                         ========

Net interest earnings
assets                         2,743                               2,433                               2,110
                             =========                           =========                           =========
Net interest margin  (2)                              3.57%                               3.91%                               4.02%
                                                   =========                            ============                        ========

Average interest-earning assets to
 average interest-bearing liabilities      116.14%                             114.83%                             111.94%
                                        ==========                          ==========                           ==========

(1) Net interest rate spread represents the difference between the average yield on interest-earning assets and the average rate on interest-bearing liabilities.

(2) Net interest margin represents net interest income divided by average interest-earning assets.


SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                       Table I.10 - Rate/Volume Analysis

The following schedule presents the dollar amount of changes in interest income and interest expense for major components of interest-earning assets and interest-bearing liabilities. It distinguishes between the changes due to changes in outstanding balances and those due to changes in interest rates. For each category of interest-earning assets and interest-bearing liabilities, information is provided on changes attributable to (i) changes in volume (changes in volume multiplied by prior interest rate), (ii) changes in rate (changes in rate multiplied by prior volume), and (iii) changes in rate/volume (changes in volume multiplied by changes in rates).

                                                                  Year Ended September 30,
                                        ------------------------------------------------------------------------
                                                  1996 vs. 1995                           1995 vs. 1994
                                        --------------------------------        --------------------------------
                                                  Increase                                Increase
                                                 (Decrease)                              (Decrease)
                                                   Due to                                  Due to
                                        ------------------------  Total         ------------------------  Total
                                                         Rate/   Increase                        Rate/   Increase
                                         Volume   Rate   Volume  (Decrease)      Volume   Rate   Volume  (Decrease)
                                                                          ($000's)
Interest-earning assets:
Interest-bearing deposits                   56     -     -          56             (22)    55      (7)       26
Investments                                (62)     18    (4)      (48)            (46)    23      (4)      (27)
Loans                                       81     (31)   (3)       47             (30)   (38)      1        (7)
                                        --------------------------------        --------------------------------

     Total interest-earning assets          75     (13)   (7)       55            (38)     40     (10)       (8)
                                        --------------------------------        --------------------------------
Interest-bearing liabilities:

Deposits                                    26      59     2        87            (49)    106      (8)       49
                                         -------------------------------        --------------------------------
    Increase (decrease) in
       net interest income                  49     (72)   (9)      (32)            11     (66)     (2)      (57)
                                         ===============================        ================================

SOURCE: OFFERING CIRCULAR
                                      15

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


             TABLE I.11 - LOAN DELINQUENCIES AT SEPTEMBER 30, 1996

                                  60-89 Days                90 Days and Over                   Total
                          -------------------------     ------------------------     ---------------------------
                                          Percent                     Percent
                                          of Gross                    of Gross
                            Amount         Loans          Amount       Loans              Amount      Percent
                            ------         -----          ------       -----              ------      -------
                                                                ($000's)
Real Estate:
  1-4 family                    57           0.05%             -         0.00%                 57        0.05%
  Non-residential                -           0.00%             -            -                   -        0.00%
Consumer                         -              -              -            -                   -           -
                          ------------------------      ------------------------     --------------------------

    Total                       57           0.05%             -         0.00%                 57        0.05%
                          ========================      ========================     ==========================

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   Section I.
-------------------                                                   ----------


                      TABLE I.12 - NON-PERFORMING ASSETS

The table below sets forth the amounts and categories of non-performing assets. Loans are placed on non-accrual status when the collection of principal or interest becomes doubtful.

                                                                    SEPTEMBER 30,
                                                       ----------------------------------------
                                                           1996        1995          1994
                                                           ----        ----          ----
                                                                     ($000's)
Non-accruing loans:
Real estate:
  One- to four-family                                           -           -            5
  Multi-family                                                  -           -            -
  Non-residential                                               -           -            -
  Construction                                                  -           -            -
Consumer                                                        -           -            -
                                                       ----------------------------------------
     Total                                                      -           -            5
                                                       ----------------------------------------

Accruing loans delinquent 90 days or more:
Real estate:
  One- to four-family                                           -           -            -
  Multi-family                                                  -           -            -
  Non-residential                                               -           -            -
  Construction                                                  -           -            -
Consumer                                                        -           -            -
                                                       ----------------------------------------
     Total                                                      -           -            -
                                                       ----------------------------------------
                Total non-performing loans                      -           -            5
                                                       ----------------------------------------

Foreclosed real estate                                          -           -           25
                                                       ----------------------------------------

Total non-performing assets                                     -           -           30
                                                       ========================================

Total non-performing loans as a
  percentage of total net loans                               0.00%       0.00%       0.05%
                                                       ========================================

Total non-performing assets as a
  percentage of total assets                                  0.00%       0.00%       0.15%
                                                       ========================================

SOURCE OFFERING CIRCULAR

FURGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                        TABLE I.13 - CLASSIFIED ASSETS

The table below sets forth the amounts of the Association's classified assets at September 30, 1996:

                                                  ($000'S)
CLASSIFICATION:
  Special mention                                      57
  Substandard                                          -
  Doubtful                                             -
  Loss                                                 -
                                                  --------
     TOTAL                                             57
                                                  ========

Ratio of Loss Allowance to Classified Assets       105.26%
                                                  ========

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


            TABLE I.14 -  ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

                                                   Year ended September 30,
                                             -----------------------------------
                                                1996          1995          1994
                                                ----          ----          ----
                                                          ($000'S)
Balance at beginning of period                    60           128           118
                                             --------      -------       -------

Charge-offs:
One- to four-family                                -             -             8
Multi-family                                       -             -             -
Non-residential                                    -             -             -
Construction                                       -             -             -
Consumer                                           -             -             -
                                             -------       -------       -------
                                                   -             -             8
                                             -------       -------       -------

Recoveries:                                        -             -             -
                                             -------       -------       -------

Net charge-offs                                    -             -             8
                                             -------       -------       -------
Additions charged (credited) to operations         -           (68)           18
                                             -------       -------       -------
Balance at end of period                          60            60           128
                                             =======       =======       =======

Allowance for loan losses to total
  non-performing loans at end of period         0.00%         0.00%      2560.00%
                                             =======       =======       =======

Allowance for loan losses to net
  loans at end of period                        0.49%         0.55%         1.24%
                                             =======       =======       =======

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


        TABLE I.15 -  ANALYSIS OF THE ALLOWANCE FOR REAL ESTATE LOSSES

                                                       Year ended September 30,
                                                  ----------------------------------
                                                   1996           1995          1994
                                                   ----           ----          ----
                                                             ($000'S)
Real estate owned, end of period                        -            17            73
                                                  =======       =======       =======

Allowance for losses, beginning of period               -             4            19
Provision charged (credited) to operations              -            (4)            -
Net charge-offs                                         -             -           (15)
                                                  -------       -------       -------

Allowance for losses, end of period                     -             -             4
                                                  =======       =======       =======

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   Section I.
-------------------                                                   ----------


             TABLE I.16 - ALLOCATION OF ALLOWANCE FOR LOAN LOSSES

                                               At September 30,
                      -----------------------------------------------------------------
                             1996                  1995                  1994
                      ----------------------  -------------------   -------------------
                                   Percent               Percent               Percent
                                   of Loans              of Loans              of Loans
                                   in Each               in Each               in Each
                        Amount of  Category   Amount of  Category   Amount of  Category
                        Loan Loss  to Gross   Loan Loss  to Gross   Loan Loss  to Gross
                        Allowance   Loans     Allowance   Loans     Allowance   Loans
                        ---------  ---------  ---------  ---------  ---------  --------
                                                   ($000'S)
1-4 family                     60     97.78%         60     98.18%        128     97.75%
Non-residential                 -      1.40%          -      1.11%          -      1.34%
Savings acount loans            -      0.82%          -      0.71%          -      0.91%
                      ----------------------  --------------------  -------------------
                               60    100.00%         60    100.00%        128    100.00%
                      ======================  ====================  ===================

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                TABLE I.17 - INVESTMENTS AT SEPTEMBER 30, 1996

                                 MATURITY PERIOD AT SEPTEMBER 30, 1996      TOTAL INVESTMENT SECURITIES
                              --------------------------------------------  ---------------------------
                                One Year or Less         Over One Year                 Total
                              ---------------------  ---------------------  ---------------------------
                                          Weighted               Weighted                   Weighted
                                           Average                Average                    Average
                              Book Value    Yield    Book Value    Yield     Book Value       Yield
                              ----------  ---------  ----------  ---------  -------------  ------------
                                                             ($000's)
U.S. Treasury securities             -         -            500      4.75%            500         4.75%
Interest-bearing deposits          3,897      5.70%           -         -           3,897         5.70%
Mortgage-backed securities            30      7.00%       2,587      7.00%          2,617         7.00%
FHLB stock                           -         -            302      6.60%            302         6.60%
FHLMC stock                          -         -            282      2.15%            282         2.15%
                              ----------  ---------  ----------  ---------  -------------  ------------

Total                              3,927      5.70%       3,671      6.29%          7,598         5.99%
                              ==========  =========  ==========  =========  =============  ============

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


                      TABLE I.18 - INVESTMENT SECURITIES

                                              At September 30,
                                 ---------------------------------------
                                   1996            1995           1994
                                 --------      ----------      ---------
                                                 ($000'S))
U.S. Treasury securities             500           2,700          3,573
Interest-bearing deposits          3,897           3,683          3,380
Mortgage-backed securities         2,617           1,374          1,568
FHLB stock                           302             284            284
FHLMC stock                          282             161             11
                                 --------      ----------      ---------

                        TOTAL      7,598           8,202          8,816
                                 ========      ==========      =========

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                  SECTION I.
-------------------                                                  ----------


                        TABLE I.19 - DEPOSIT PORTFOLIO

                                                                               Balance              Percent
                                                            Interest         September 30,             of
Category                                      Term          Rate (1)             1996              Deposits
--------                                      ----          --------        -------------          --------
                                                                              ($000'S)
                                                                              --------
SAVINGS AND TRANSACTIONS ACCOUNTS
---------------------------------
Passbook accounts                                 None          3.30%               1,078              6.29%
Money market accounts                             None          4.15%               3,271             19.08%
                                                                             -------------        -----------
                                                                                    4,349             25.37%
                                                                             -------------        -----------
CERTIFICATES OF DEPOSIT
---------------------------------
Fixed term, fixed rate                        6 months          4.70%               1,757             10.25%
Fixed term, fixed rate                       12 months          5.18%               5,213             30.41%
Fixed term, fixed rate                       18 months          3.65%                   8              0.05%
Fixed term, fixed rate                       24 months          5.58%               1,572              9.17%
Fixed term, fixed rate                       30 months          3.75%                  35              0.20%
Fixed term, fixed rate                       36 months          5.40%               3,769             21.98%
Fixed term, fixed rate                       48 months          7.15%                  25              0.15%
Fixed term, fixed rate                       72 months          7.75%                  36              0.21%
Other                                                                                 381              2.22%
                                                                             -------------        -----------
          TOTAL CERTIFICATES OF DEPOSIT                                            12,796             74.63%
                                                                             -------------        -----------

               TOTAL SAVINGS DEPOSITS                                              17,145            100.00%
                                                                             =============        ===========

(1) Indicates weighted average interest rate at September 30, 1996.

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                     TABLE I.20 - SAVINGS DEPOSITS DETAIL

                                                            At September 30,
                                    -----------------------------------------------------------------------------------
                                             1996                            1995                        1994
                                    -------------------------     --------------------------    -----------------------
                                                  Percent of                     Percent of                 Percent of
                                      Amount         Total            Amount       Total          Amount      Total
                                      ------         -----            ------       -----          ------      -----
                                                                             ($000'S)
Transactions and Savings Deposits:
----------------------------------

  Money market accounts                3,271         19.08%            2,557       15.31%          2,865       16.72%
  Passbook accounts                    1,078          6.29%            1,079        6.46%          1,027        5.99%
                                    -------------------------     -------------------------     -----------------------

Total transaction accounts             4,349         25.37%            3,636       21.77%          3,892       22.71%
                                    -------------------------     -------------------------     -----------------------

Certificates:
-------------
  3.00 - 4.00                            424          2.47%              967        5.79%          7,328       42.76%
  4.01 - 5.00%                         4,565         26.63%            3,468       20.76%          4,996       29.15%
  5.01 - 6.00%                         7,746         45.18%            7,888       47.23%            805        4.70%
  6.01 - 7.00                              -          0.00%              685        4.10%              -        0.00%
  Over 7.00%                              61          0.36%               58        0.35%            116        0.68%
                                    -------------------------     -------------------------     -----------------------

Total certificates                    12,796         74.63%           13,066       78.23%         13,245       77.29%
                                    -------------------------     -------------------------     -----------------------

Total deposits                        17,145        100.00%           16,702      100.00%         17,137      100.00%
                                    =========================     =========================     =======================

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                TABLE I.21 - CERTIFICATES OF DEPOSIT MATURITIES

The table below provides CD maturities at September 30, 1996, by year in rate ranges.

                                              3.00 -        4.01-         5.01-        Over                    Percent
                                             4.00%         5.00%         7.00%        7.00%        Total      of Total
                                             ------        -----         -----        ----        ------     --------
                                                                    ($000'S)
Certificates maturing in:

One year                                      413         4,566         4,751           25         9,755        76.23%
One to two years                               10             -         2,195            -         2,205        17.23%
Two to three years                              -             -           800           36           836         6.53%
Over three years                                -             -             -            -             -         0.00%
                                  ------------------------------------------------------------------------------------

          Total                               423         4,566         7,746           61        12,796       100.00%
                                  ====================================================================================

     Percent of total                        3.31%        35.68%        60.53%        0.48%       100.00%
                                  =======================================================================

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                       TABLE I.22 - JUMBO CD MATURITIES

JUMBO CERTIFICATES OF DEPOSIT
 MATURING IN PERIOD ENDING:                            Amount
---------------------------------                    ----------
                                                       ($000's)
Within three months                                        656
Three through six months                                   113
Six through twelve months                                  120
After September 30, 1997                                   623
                                                     ----------

Total                                                    1,512
                                                     ==========

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   Section I.
-------------------                                                   ----------

                          TABLE I.23 - SAVINGS FLOWS

The following table sets forth the savings flows for the periods indicated.

                                                 Year Ended September 30,
                                        ----------------------------------------
                                             1996          1995          1994
                                             ----          ----          ----
                                                         ($000'S)
Opening balance                             16,702        17,137        17,420
Net increase (decrease)
  before interest credited                     295          (582)         (367)
Interest credited                              148           147            84
                                        -----------  -------------  ------------

Ending Balance                              17,145        16,702        17,137
                                        ===========  =============  ============

Net increase (decrease)                        443          (435)         (283)
                                        ===========  =============  ============

Percent increase (decrease)                   2.65%        -2.54%        -1.62%
                                        ===========  =============  ============

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------


                             TABLE I.24 - OFFICES

                                         Net Book      Year   Owned or  Square
Physical address                        Value (1)     Opened   Leased   Footage
----------------                        ---------     ------  --------  -------
                                         ($000's)
801 Swink Avenue                        $     40       1975     Owned    3,000
Rocky Ford, CO 81067
Main Office

(1) Cost less accumulated depreciation and amortization.

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP
-------------------
                                                                     SECTION II.
                                                                     -----------

                                II.  MARKET AREA

DEMOGRAPHICS

     Rocky Ford Federal conducts its operations through its only office located in Rocky Ford, Otero County, Colorado. Colorado is in the southwestern region of the United States. Rocky Ford is in the southeastern section of Colorado. Rocky Ford is approximately 100 miles southeast of Colorado Springs, and 60 miles east of Pueblo.

     Rocky Ford Federal has determined that its principal trade area is Otero County. Table II.1 presents historical and projected trends for the United States, Colorado, Otero County, and zip code 81067, which includes Rocky Ford. The information addresses population, income, employment, and housing trends.

     As indicated in Table II.1, population growth rates for Otero County and Rocky Ford are well below both the United States rate and the rate for the State of Colorado, which is well above that of the United States. Household income growth for Otero County and Rocky Ford are projected to be below that of the State of Colorado but above that of the United States for the period 1996 to 2001.

     In the period from 1990 until 1996, the population of the State of Colorado grew 16.49%. During the same period, the Otero County population increased 4.20% and the United States population increased 6.67%. Projections of population growth from 1996 through 2001 indicate that the State of Colorado will increase 11.33%, while Otero County is projected to increase by 3.22% and the United States population is projected to increase by 5.09%. Rocky Ford's population growth estimates are in line with those of the County.

     Household income is projected to grow by 1.24% for Otero County from 1996 to 2001. For the same period, household income is projected to increase by 2.89% for the State of Colorado and decline by 3.88% for the United States. Per capita and household income levels for the State of Colorado are slightly higher than those of the United States, but per capita and household income levels for Otero County are well below both the State of Colorado and the United States.

     The 2001 estimate shows that, for Otero County, households with incomes less than $15,000 are expected to be 34%; those with incomes between $15,000 and $25,000 are estimated at 20%; those with incomes between $25,000 and $50,000 are estimated at 31%; those with incomes between $50,000 and $100,000 are estimated at 12%; and households with incomes in excess of $100,000 are projected to be only 4%. The 2001 estimates for Colorado are 17%, 15%, 35%, 26%, and 7%, respectively.

     The number of households in Otero County is projected to grow by 3.15% from 1996 to 2001, well below the projected growth rate for the State of Colorado at 11.00% and also below that of the United States at 5.14%.

     With projections of a modest growth in population and number of households, combined with projections of a flat household income, the market for housing units will be limited. Otero County has approximately 16,200 housing units, of which 57.35% are owner occupied, and a vacancy rate of 16.37%. The Rocky ford area (zip code 81067) has approximately 9,500 housing units, of which 57.41% are owner occupied, and a vacancy rate of 14.16%.

     The principal sources of employment in Otero County are trade--24.3%; public administration--21.6%; and services--20.9%. The major employers in Rocky Ford Federal's market area are engaged in health care, education, food processing, and light manufacturing.

FERGUSON & CO., LLP
-------------------
                                                                     SECTION II.
                                                                     -----------

     Analysis of the data presented above presents a picture of limited economic opportunity, suggesting that Rocky Ford Federal's growth opportunities within its current market area will continue to be slow.

     Based on information publicly available on deposits as of June 30, 1995 (see Table II.3), Otero County had $232.2 million in deposits and Rocky Ford Federal had 7.09% of the deposit market. Rocky Ford Federal's competition consists of 16 commercial banks and four credit unions.

     Table II.4 provides information on building permits in most of the Otero County area for 1993 through 1996. Both residential and commercial permits have increased each year, providing a positive trend. Rocky Ford Federal makes no commercial real estate loans. It competes with 20 other financial institutions for the residential loan opportunities, though many of the other financial institutions are not interested in long term home loans.

     Growth opportunities for Rocky Ford Federal can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of Rocky Ford Federal, we must also assess the willingness and flexibility of management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of management affects the valuation of the Association. Management has demonstrated its intent to continue to emphasize only residential lending.

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------


                        TABLE II.1 - DEMOGRAPHIC TRENDS
                            KEY ECONOMIC INDICATORS
           United States, Colorado, Otero County and Zip Code 81067


================================================================================================
                                            UNITED                       OTERO      ZIP CODE
          KEY ECONOMIC INDICATOR            STATES         COLORADO      COUNTY      81067
------------------------------------------------------------------------------------------------
Total Population, 2001 Est.               278,802,003      4,272,336     21,711           6,425
  1996 - 2001 Percent Change, Est.               5.09          11.33       3.22            3.40
Total Population, 1996 Est.               265,294,885      3,837,552     21,033           6,214
  1990 - 96 Percent Change, Est.                 6.67          16.49       4.20            4.51
Total Population, 1990                    248,709,873      3,294,394     20,185           5,946
------------------------------------------------------------------------------------------------

Household Income, 2001 Est.                    33,189         37,521     22,672          18,833
  1996 - 2001 Percent Change, Est.              (3.88)          2.89       1.24            0.95
Household Income, 1996 Est.                    34,530         36,468     22,395          18,656

------------------------------------------------------------------------------------------------
Per Capita Income, 1990                        16,738         18,076     11,763          10,815
------------------------------------------------------------------------------------------------

Household Income Distribution-2001 Est.
 (%)
  $15,000 and less                                 20             17         34              40
  $15,000 - $25,000                                16             15         20              20
  $25,000 - $50,000                                34             35         31              25
  $50,000 - $100,000                               24             26         12              11
  $100,000 and over                                 6              7          4               4
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Unemployment rate, 1990                          6.24           4.12       7.76            7.96
------------------------------------------------------------------------------------------------

Median Age of Population, 1996 Est.              34.3           34.1       35.4            36.0
Median Age of Population, 1990                   32.9           32.5       34.9            35.5
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Average Housing Value, 1990                    79,098         91,930     40,271          42,559
------------------------------------------------------------------------------------------------

Total Households, 2001 Est.               103,293,062      1,646,503      8,142           2,414
  1996 - 2001 Percent Change, Est.               5.14          11.00       3.15            3.29
Total Households, 1996                     98,239,161      1,483,326      7,893           2,337
  1990 - 96 Percent Change, Est.                 6.84          15.66       3.95            4.19
Total Households, 1990                     91,947,410      1,282,489      7,593           2,243
------------------------------------------------------------------------------------------------

Total Housing Units, 1990                 101,641,260      1,696,270     16,185           9,517
  % Vacant                                      10.07          14.14      16.37           14.16
  % Occupied                                    89.93          85.86      83.63           85.84
     % By Owner                                 57.78          54.25      57.35           57.41
     % By Renter                                32.15          31.61      26.28           28.42
================================================================================================

SOURCE:  SCAN/US, INC.

FERGUSON & CO., LLP                                                  Section II.
-------------------                                                  -----------


                  TABLE II.2 - PERCENT EMPLOYMENT BY INDUSTRY
                   UNITED STATES, COLORADO, AND OTERO COUNTY

                                       UNITED                OTERO
             INDUSTRY                  STATES    COLORADO    COUNTY
===================================  =========  ==========  ========
  Construction/Agriculture/Mining       9.5        8.9        11.0

  Manufacturing                        17.7       13.3        11.1

  Transportation/Utilities              7.1        7.8         5.0

  Trade                                21.2        6.7        24.3

  Finance/Insurance                     6.9        7.6         6.3

  Services                             32.7       35.4        20.9

  Public Administration                 4.8       20.4        21.6

SOURCE:  STATE OF COLORADO ESC.

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------


                       TABLE II.3 - MARKET AREA DEPOSITS


    -------------------------------------------------------------------------------------------------------

                                                       1993                   1994                1995
                                                   -------------         -------------        ------------
                                                                        (in Thousands)
    OTERO COUNTY

    TOTAL ROCKY FORD FEDERAL                        $    17,629            $    17,956          $   16,471
                                                   -------------         -------------        ------------
            Number                                            1                      1                   1
            Number of Branches                                1                      1                   1

    TOTAL BANK DEPOSITS                             $   265,399            $   206,825          $  212,439
                                                   -------------         -------------        ------------
            Number                                           17                    16                   16
            Number of Branches                               17                    16                   16

    TOTAL CREDIT UNION DEPOSITS                     $     3,739            $    3,608          $     3,362
                                                   -------------         -------------        ------------
            Number                                            4                     4                    4
            Number of Branches                                4                     4                    4

            TOTAL OTERO COUNTY DEPOSITS             $   286,767            $  228,389          $   232,272
                                                   =============         =============        ============

                PERCENT OF DEPOSITS HELD BY
                         ROCKY FORD FEDERAL                6.15%                 7.86%               7.09%
                                                   =============         =============        ============
    ------------------------------------------------------------------------------------------------------------

  SOURCE:  BRANCHSOURCE, A PRODUCT OF SHESHUNOFF INFORMATION SERVICES, INC.

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------

                         TABLE II.4 - BUILDING PERMITS
                  OTERO COUNTY AND THE CITIES IN OTERO COUNTY

                                             ROCKY            OTERO
RESIDENTIAL PERMITS:   LA JUNTA   MANZANOLA   FORD    SWINK  COUNTY   TOTALS
-------------------    --------   ---------   ----    -----  ------   ------
                                      (AMOUNTS IN THOUSANDS)
1993                     $  100   $      12  $  264   $  89  $  766   $1,231
                       --------   ---------  ------   -----  ------   ------

1994                        749           2     182      73   1,046    2,052
                       --------   ---------  ------   -----  ------   ------

1995                        843          17     447     243   1,563    3,113
                       --------   ---------  ------   -----  ------   ------

1996                      1,683          18     674     257     939    3,571
                       --------   ---------  ------   -----  ------   ------

COMMERCIAL PERMITS:
------------------

1993                      1,585           -     120       -     317    2,022
                       --------   ---------  ------   -----  ------   ------

1994                      2,532           -     115       4     540    3,191
                       --------   ---------  ------   -----  ------   ------

1995                      1,407           2     227       2   1,887    3,525
                       --------   ---------  ------   -----  ------   ------

1996                      2,652           -     716      14     635    4,017
                       --------   ---------  ------   -----  ------   ------

TOTAL PERMITS:
-------------

1993                   $  1,685   $      12  $  384   $  89  $1,083   $3,253
                       ========   =========  ======   =====  ======   ======

1994                   $  3,281   $       2  $  297   $  77  $1,586   $5,243
                       ========   =========  ======   =====  ======   ======

1995                   $  2,250   $      19  $  674   $ 245  $3,450   $6,638
                       ========   =========  ======   =====  ======   ======

1996                   $  4,335   $      18  $1,390   $ 271  $1,574   $7,588
                       ========   =========  ======   =====  ======   ======

SOURCE:  OTERO COUNTY

FERGUSON & CO., LLP                                                 SECTION III.
-------------------                                                 ------------


                 III. COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of Rocky Ford Federal Savings and Loan Association relative to a group of eleven publicly traded thrift institutions ("Comparative Group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Rocky Ford Federal's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table
III.3 presents a pro forma comparison of Rocky Ford Federal to the comparative group. Exhibits III and IV contain selected financial information on Rocky Ford Federal and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the Comparative Group are discussed below.

SELECTION CRITERIA

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

     Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets up to $75 million. The Southwest Region, which includes Colorado, had one thrift that met the aforementioned requirements. We found 24 thrifts that met the requirements in the entire United States (we consider 10 to be the minimum number), and we retained 11 and eliminated 13 for the following reasons:
(a) One was BIF insured; (b) Seven had no meaningful earnings or EPS data; (c) Two had executed merger agreements; (d) One had excessive non-performing assets;
(e) Three had less than 50% of their assets in loans; (f) One had loans serviced in excess of 40% of assets; and (g) One completed an acquisition, raising its asset level well above our upper limit.

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 430 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     .    We eliminated companies with losses,

     .    We eliminated indicated acquisition targets,

     . We eliminated companies with price/earnings ratios in excess of 25, and

     . We eliminated companies that had not reported as a stock institution for one complete year.

The resulting group of 275 publicly traded thrifts is included in Exhibit V.

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Six of the comparative group members are located in the Midwest, and there is one in each of the following regions: Southwest, Mid-Atlantic, West, Northeast, and Southeast Regions. With total assets of

FERGUSON & CO., LLP                                                 SECTION III.
-------------------                                                 ------------


approximately $20.4 million, Rocky Ford Federal is well below the group selected, which has average assets of $57.0 million and median assets of $57.3 million.

PROFITABILITY

     Using the comparison of profitability components as a percentage of average assets, Rocky Ford Federal was below the comparative group in return on assets, 0.64% to 0.71%; net interest income, 3.52% to 3.73%; noninterest income, 0.10% to 0.23%; operating expenses, 2.69% to 2.47%; and core income, 0.64% to 0.81%. Rocky Ford Federal was above the comparative group in loss provisions, 0.00% to 0.07%. Rocky Ford Federal's operating expense minus other income was 2.59% versus 2.24% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and Rocky Ford Federal will compare more favorably with the comparative group in terms of return on average assets, with a return of 1.13% at the midpoint of the appraisal range. Pro forma return on average equity is 4.96% at the midpoint, versus a mean of 3.19% and median of 3.32% for the comparative group.

     Rocky Ford Federal's operating expense and net income are calculated after deducting the SAIF assessment. Its SAIF assessment was approximately $106,000, or approximately $69,000 after taxes. The Emerging Issues Task Force ("EITF") of the Financial Accounting Standards Board ("FASB") concluded that the SAIF assessment is not an extraordinary charge. Therefore, it is included in normal operations in the September 30, 1996, quarter, the time period in which it was enacted. Some of the members of the comparative group have the September operations included in their data and some do not. Therefore, it is not surprising that Rocky Ford Federal's net income, operating expense, and core income are below that of the comparative group on average. On balance, the principal operating difference between Rocky Ford Federal and the comparative group is the group's higher net interest income as a percent of average assets, which arises because of the group's higher capital level.

BALANCE SHEET CHARACTERISTICS

     The general asset composition of Rocky Ford Federal is similar to that of the comparative group. Rocky Ford Federal has a higher level of passive investments with 36.87% of its assets invested in cash, investments, and mortgage-backed securities, versus 30.13% for the comparative group. Rocky Ford Federal has a lower percentage of its assets in loans, at 60.27% versus 67.06% for the comparative group. Rocky Ford Federal's percentage of earning assets to interest costing liabilities is lower than that of the group. Rocky Ford Federal has 116.69% and the comparative group averages 127.21%. After conversion, Rocky Ford Federal's ratio will be in line with that of the group of comparatives.

     The liability side differs mainly in that Rocky Ford Federal has a lower percentage of borrowings and equity and a higher percentage of deposits. Rocky Ford Federal's capital level is 13.63% versus 21.17% for the comparative group. Rocky Ford Federal's capital level will be in line with the comparative group after conversion.

RISK FACTORS

     Both Rocky Ford Federal and the comparative group have low levels of nonperforming assets, with Rocky Ford Federal's being much lower than the comparative group. Rocky Ford Federal's loan loss allowance is 0.49% of net loans, which compares favorably with the comparative group. Rocky Ford Federal's one year gap to assets is negative 43.13% versus negative 22.10% for the comparative group. However, the group average is based on information available for only two members of the comparative group. On balance, we believe that Rocky Ford Federal's interest rate risk management is inferior to that of the comparative group, as it does not make adjustable rate loans.

FERGUSON & CO., LLP                                                 SECTION III.
-------------------                                                 ------------


SUMMARY OF FINANCIAL COMPARISON

     Based on the above discussion of operational, balance sheet, and risk characteristics of Rocky Ford Federal compared with the group, we believe that Rocky Ford Federal's performance is level with that of the comparative group. While Rocky Ford Federal's profitability and capital levels are below the comparative group, the conversion proceeds will increase its income and capital levels to comparable levels. And while its interest rate risk management is generally below the comparative group, Rocky Ford Federal maintains higher levels of liquidity and the capital added through stock conversion will add to its ability to withstand interest rate increases.

FUTURE PLANS

     Rocky Ford Federal's future plans are to remain a well capitalized, profitable institution with good asset quality and a commitment to serving the needs of its trade area, emphasizing residential lending and investing surplus funds in safe government and agency obligations. The business plan projects no change in direction for the Association. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its historic performance and current policy. During that period of time, management is willing to accept a lower return on assets as well as a lower return on equity capital.

     Rocky Ford Federal has always adhered to a controlled growth policy, and in recent years, it has remained flat as it controlled its rates paid and overall spreads. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities. The Association will continue to minimize the terms of its fixed rate loans. The Association's business plan projects that it will experience growth in loans, savings deposits, and liquidity.

     Rocky Ford Federal has no current plans to open or acquire branches. Management believes that projected lending goals can be met without additional offices.

FERGUSON & CO.LLP                                                   SECTION III.
-----------------                                                   ------------

                          TABLE III.1 - COMPARATIVES

                                                                                              Total            Current   Current
                                                                                   Number    Assets              Stock    Market
                                                                            Type       of    ($000)              Price     Value
Ticker      Short Name                        City          State      Thrift(1)  Offices       MRQ   IPO Date     ($)      ($M)
ALBC        Albion Banc Corp.                 Albion        NY       Traditional        2    59,860   07/26/93  17.500      4.38
ATSB        AmTrust Capital Corp.             Peru          IN       Traditional        2    72,108   03/28/95  10.125      5.34
CKFB        CKF Bancorp, Inc.                 Danville      KY       Traditional        1    59,898   01/04/95  19.750     18.59
CRZY        Crazy Woman Creek Bancorp         Buffalo       WY       Traditional        1    51,517   03/29/96  11.750     12.43
CSBF        CSB Financial Group, Inc.         Centralia     IL       Traditional        1    41,524   10/09/95  10.563     10.93
GUPB        GFSB Bancorp, Inc.                Gallup        NM       Traditional        1    79,708   06/30/95  15.875     14.31
JOAC        Joachim Bancorp, Inc.             De Soto       MO       Traditional        1    36,127   12/28/95  14.375     10.93
MCBN        Mid-Coast Bancorp, Inc.           Waldoboro     ME       Traditional        2    55,956   11/02/89  18.750      4.31
MIVI        Mississippi View Holding Co.      Little Falls  MN       Traditional        1    69,322   03/24/95  11.750     10.31
NSLB        NS&L Bancorp, Inc.                Neosho        MO       Traditional        2    57,288   06/08/95  13.750     11.60
SCCB        S. Carolina Community Bancshrs    Winnsboro     SC       Traditional        3    43,232   07/07/94  15.000     11.03

Maximum                                                                                 3    79,708             19.750     18.59
Minimum                                                                                 1    36,127             10.125      4.31
Average                                                                                 2    56,958             14.472     10.38
Median                                                                                  1    57,288             14.375     10.93

(1) Determined by reference to TAFS reports, which are derived from thrift TFR reports, and from BankSource reports, which are derived from FDIC call reports. TAFS and BankSource are published by Sheshunoff.


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO. LLP                                                  SECTION III.
------------------                                                  ------------


                    TABLE III.2 - KEY FINANCIAL INDICATORS

                                            ROCKY FORD
                                          FEDERAL SAVINGS
                                             AND LOAN       COMPARATIVE
                                            ASSOCIATION        GROUP
                                          ---------------   ------------
PROFITABILITY
  (% of average assets)
Net income                                           0.64           0.71
Net interest income                                  3.52           3.73
Loss (recovery)  provisions                             -           0.07
Other operating income                               0.10           0.23
Operating expense                                    2.69           2.47
Core income ( excluding gains
   and losses on asset sales)                        0.64           0.81


BALANCE SHEET FACTORS
   (% of assets)
Cash and investments                                24.04          21.43
Mortgage-backed securities                          12.83           8.70
Loans                                               60.27          67.06
Savings deposits                                    84.09          70.29
Borrowings                                              -           7.31
Equity                                              13.63          21.17
Tangible equity                                     13.63          21.16


RISK FACTORS
   (%)
Earning assets/costing liabilities                 116.69         127.21
Non-performing assets/assets                           NM           0.68
Loss allowance/non performing assets                   NM         158.78
Loss allowance/loans                                 0.49           0.73
One year gap/assets                                (43.13)        (22.10)


SOURCE:  SNL SECURITIES,  F&C CALCULATIONS, AND OFFERING CIRCULAR

FERGUSON & CO., LLP                                                 Section III.
-------------------                                                 ------------

                     TABLE III.3 - PRO FORMA COMPARISONS


                ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION


AS OF DECEMBER 13, 1996

Ticker    Name                      Price     Mk Value      PE     P/Book    P/TBook    P/Assets    Div Yld     Assets
                                     ($)       ($Mil)      (X)       (%)       (%)         (%)        (%)       ($000)
          ROCKY FORD FEDERAL
          ------------------
          Before Conversion            N/A        N/A       N/A       N/A        N/A        N/A        N/A       20,388
          Pro Forma Supermax        10.000       4.23      15.2      68.8       68.8       17.8       3.00       23,762
          Pro Forma Maximum         10.000       3.68      13.9      64.9       64.9       15.8       3.00       23,276
          Pro Forma Midpoint        10.000       3.20      12.5      61.0       61.0       14.0       3.00       22,854
          Pro Forma Minimum         10.000       2.72      11.1      56.3       56.3       12.1       3.00       22,442

          COMPARATIVE GROUP
          -----------------
          Averages                  14.472      10.38      32.6      89.2       89.2       19.4       2.29       56,958
          Medians                   14.375      10.93      20.2      86.9       86.9       20.2       2.52       57,288

          COLORADO PUBLIC THRIFTS
          -----------------------
          Averages                  14.375     163.38      13.4     120.4      121.4       16.8       1.98      794,803
          Medians                   14.375     163.38      13.4     120.4      121.4       16.8       1.98      794,803

          SOUTHWEST REGION THRIFTS
          ------------------------
          Averages                  18.514      42.34      15.5     107.0      111.3       12.8       2.18      531,484
          Medians                   16.250      19.87      15.8     102.4      105.6       12.4       2.13      231,058

          ALL PUBLIC THRIFTS
          ------------------
          Averages                  20.004     185.32      14.8     126.0      132.6       12.4       2.18    1,732,077
          Medians                   18.375      48.45      14.2     120.3      124.0       11.5       2.15      399,721

          COMPARATIVE GROUP
          -----------------
ALBC      AlbionBancCorp-NY         17.500       4.38     145.8      75.9       75.9        7.3       1.75       59,860
ATSB      AmTrustCapCorp-IN         10.125       5.34      18.1      74.8       75.6        7.4          -       72,108
CKFB      CKFBancorp-KY             19.750      18.59      22.4     117.6      117.6       31.0       2.23       59,898
CRZY      CrazyWomanCreek-WY        11.750      12.43      17.3      80.4       80.4       24.1       3.40       51,517
CSBF      CSBFinancialGrp-IL        10.563      10.93      24.0      85.2       85.2       26.3          -       41,524
GUPB      GFSBBancorp-NM            15.875      14.31      18.0      97.0       97.0       18.0       2.52       79,708
JOAC      JoachimBancorp-MO         14.375      10.93      44.9     102.3      102.3       30.3       3.48       36,127
MCBN      Mid-Coast Bncp-ME         18.750       4.31      14.2      87.8       87.8        7.7       2.77       55,956
MIVI      MissViewHoldCo-MN         11.750      10.31      12.2      83.8       83.8       15.4       1.36       69,322
NSLB      NS&LBancorp-MO            13.750      11.60      20.2      86.9       86.9       20.2       3.64       57,288
SCCB      SCCommunBancsh-SC         15.000      11.03      20.8      89.1       89.1       25.5       4.00       43,232

FERGUSON & CO., LLP                                                 SECTION III.
-------------------                                                 ------------


                      TABLE III.3 - PRO FORMA COMPARISONS



                ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION

AS OF DECEMBER 13, 1996

Ticker    Name                     Eq/A       TEq/A       EPS     ROAA       ROAE
                                   (%)        (%)         ($)      (%)       (%)
          ROCKY FORD FEDERAL
          ------------------
          Before Conversion        13.6        13.6       N/A     0.99       7.37
          Pro Forma Supermax       25.9        25.9       0.66    1.19       4.60
          Pro Forma Maximum        24.3        24.3       0.72    1.16       4.78
          Pro Forma Midpoint       23.0        23.0       0.80    1.13       4.96
          Pro Forma Minimum        21.5        21.5       0.90    1.11       5.18

          COMPARATIVE GROUP
          -----------------
          Averages                 21.2        21.2       0.69    0.71       3.19
          Medians                  23.3        23.3       0.68    0.80       3.32

          COLORADO PUBLIC THRIFTS
          ------------------------
          Averages                 13.7        13.6       0.84    0.79       5.10
          Medians                  13.7        13.6       0.84    0.79       5.10

          SOUTHWEST REGION THRIFTS
          ------------------------
          Averages                 12.5        12.4       1.28    0.63       4.89
          Medians                  13.8        13.8       0.98    0.74       4.30

          ALL PUBLIC THRIFTS
          ------------------
          Averages                 10.4        10.1       1.46    0.78       7.93
          Medians                   9.0         8.3       1.29    0.74       6.79

          COMPARATIVE GROUP
          -----------------
ALBC      AlbionBancCorp-NY         9.6         9.6       0.12   (0.10)     (1.00)
ATSB      AmTrustCapCorp-IN         9.9         9.8       0.56    0.26       2.45
CKFB      CKFBancorp-KY            25.2        25.2       0.88    1.28       4.70
CRZY      CrazyWomanCreek-WY       30.0        30.0       0.68    0.79       3.10
CSBF      CSBFinancialGrp-IL       30.9        30.9       0.44    0.89         NA
GUPB      GFSBBancorp-NM           18.5        18.5       0.88    0.80       3.53
JOAC      JoachimBancorp-MO        29.6        29.6       0.32    0.41       1.49
MCBN      Mid-Coast Bncp-ME         8.8         8.8       1.32    0.34       3.83
MIVI      MissViewHoldCo-MN        18.4        18.4       0.96    1.31       6.73
NSLB      NS&LBancorp-MO           23.3        23.3       0.68    0.97       4.08
SCCB      SCCommunBancsh-SC        28.7        28.7       0.72    0.85       2.96

                             Note: Stock prices are closing prices or last trade. Pro forma calculations for Rocky Ford are based on sales at $10 per share with a midpoint of $3,200,000, minimum of $2,720,000, and maximum of
                             $3,680,000.

                             SOURCES: ROCKY FORD'S AUDITED AND UNAUDITED
                             FINANCIAL STATEMENTS, SNL SECURITIES, AND F&C CALCULATIONS.

                                  SECTION IV

                             CORRELATION OF MARKET

                                     VALUE

FERGUSON & CO., LLP                                                  Section IV.
-------------------                                                  -----------


                       IV.  CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

     Certain factors must be considered to determine whether adjustments are required in correlating Rocky Ford Federal's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

     This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Association to the members of its comparative group and the selected group of publicly held thrifts.

FINANCIAL ASPECTS

     Section III includes a discussion regarding a comparison of Rocky Ford Federal's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table III.3 presents certain key indicators on a pro forma basis after conversion.

     As shown in Table III.2, from an earnings viewpoint, Rocky Ford Federal is slightly below its comparative group in most areas of operations except for loss provisions. However, as explained in Section III, Rocky Ford's numbers absorb the SAIF assessment, while part of the comparative group have it included in their numbers and part of them do not. On balance, the only real operational difference is the comparative group's net interest income as a percent of assets is 3.73% versus 3.52% for Rocky Ford Federal. The reason for the difference is the comparative group's higher capital level. After conversion, Rocky Ford Federal should be on par with the group.

     Rocky Ford Federal's pro forma equity to assets ratio at the midpoint is 23.0%, versus a mean of 21.2% and median of 23.3% for the comparative group. Rocky Ford Federal's pro forma return on equity is slightly above the comparative group--4.96% at the midpoint versus a mean of 3.19% and median of 3.32% for the comparative group.

     Rocky Ford Federal's recorded earnings have been adjusted for appraisal purposes. The Association's operations for the year ended September 30, 1996, include its SAIF assessment.

                  TABLE IV.1 - APPRAISAL EARNINGS ADJUSTMENTS

Net income, year ended September 30, 1996               $128,000

Add back SAIF assessment                                 106,000
Less applicable taxes on above adjustment at 35%         -37,000
                                                      ----------
Appraisal earnings, year ended September 30, 1996       $197,000
                                                      ==========

     Rocky Ford Federal's asset composition is similar to that of its comparative group--passive, with a high percentage of total assets in investments and mortgage-backed securities. From the risk factor viewpoint, Rocky Ford Federal is similar to the comparative group. Rocky Ford Federal has a lower level of non performing assets. Rocky Ford Federal's loan loss allowance is 0.49% of net loans, comparing favorably with the comparative group, which is 0.73%. Its ratio of interest earning assets to interest bearing liabilities (116.69%) is well below the comparative group (127.21%). Rocky Ford Federal's ratio will be in line with the comparative group after conversion. From an interest rate risk factor, Rocky Ford Federal is not well positioned to withstand significant interest rate increases.

FERGUSON & CO., LLP                                                  Section IV.
-------------------                                                  -----------

     We believe that NO ADJUSTMENT is necessary relative to financial aspects of
                     -------------
Rocky Ford Federal.

MARKET AREA

     Section II describes Rocky Ford Federal's market area.

     We believe that a DOWNWARD ADJUSTMENT is required for Rocky Ford Federal's
                       -------------------
market area.

MANAGEMENT

     The CEO has been with Rocky Ford Federal 20 years (on two different occasions), serving as CEO continuously since 1985. Rocky Ford Federal's results compare well with the comparative group. Therefore, Rocky Ford Federal's management has done the same quality job as its selected comparatives. The Association has no management succession plan in effect; however, that is not unusual for this size institution. Moreover, the Association has no depth in Management, since it has only one executive officer.

     We believe that a DOWNWARD ADJUSTMENT is required for Rocky Ford Federal's
                       -------------------
management.

DIVIDENDS

     Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 2.29% and a median of 2.52%, while all public thrifts are paying a mean of 2.18% and median of 2.15%. Rocky Ford Federal intends to pay a dividend at an initial annual rate of 3.0%.

     We believe that NO ADJUSTMENT is required relative to Rocky Ford Federal's
                     -------------
intention to pay dividends.

LIQUIDITY

     The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company has applied to list its Common Stock on Nasdaq as a Pink Sheet, there can be no assurance that a liquid trading market will develop.

     A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Association or the market.

     The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $4.31 million to $18.59 million, with a mean value of $10.38 million. The midpoint of Rocky Ford Federal's valuation range is $3.2 million at $10 a share, or 320,000 shares.

     We believe a DOWNWARD ADJUSTMENT is required relative to the liquidity of
                  -------------------
Rocky Ford Federal's stock.

THRIFT EQUITY MARKET CONDITIONS

     The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from
96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994- -decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; and Period ended December 13, 1996--increased 25.8% to 473.6. It is market value weighted with a base value of 100 as of March 31, 1984.

FERGUSON & CO., LLP                                                  Section IV.
-------------------                                                  -----------

     As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through December 13, 1996, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index has recently remained flat with some minor up and down movement. It increased 1.5% from December 31, 1995, to March 31, 1996; it decreased 1.3% from March 31, 1996 to June 30, 1996; it increased 13.8% from June 30, 1996, to September 30, 1996; and then it increased 10.3% from September 30, 1996, to December 13, 1996.

     The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that the majority of the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

COLORADO ACQUISITIONS

     Table IV.2 provides information relative to acquisitions of financial institutions in Colorado between January 1, 1995 and December 13, 1996. There were 16 bank acquisitions and 1 thrift acquisition announced during that time frame. Currently, there are 2 publicly held thrifts in the State of Colorado. There are 16 publicly held thrifts in the southwest region of the country. Bank acquisitions in Colorado since January 1, 1995, have averaged 217.8% of tangible book value and 12.1 times earnings. The median price has been 192.1% of tangible book value and 12.4 times earnings. Thrifts generally sell at lower price/book multiples than do banks. However, pricing ratios were not available for the one thrift sale during the time period.

EFFECT OF INTEREST RATES ON THRIFT STOCK

     The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks, and all other interest sensitive stocks. As the economy continues to lose momentum, the fear of inflation can and has to a degree been replaced by economic uncertainty. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented to vagaries of the economy and decreased rates in an attempt to stimulate what is currently perceived as a fragile and irresolute economy. The most recent Federal Reserve action on interest rates occurred in January 1996, when it reduced the discount rate 25 basis points. Recent gains in thrift stocks could reverse if the merger and consolidation activity continues to abate, or if rates rise sharply.

     What is likely to happen in the short to intermediate term is that rates will float around current levels and trend upward. The yield curve will continue to normalize. A slowly increasing yield curve will do little for the financial services industry in general and thrifts specifically. The spreads will narrow if the cost of funds rise.

     As clearly illustrated, the SNL Thrift Index has performed well over the last six years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

     Figure IV.2 graphically displays the rate environment since May 31, 1996. In late May 1996, the yield curve was sloped more, with a 183 basis point ("BP") difference between the federal funds rate and the 30 year treasury at May 31, 1996. Since that time, the yield curve has flattened, with a 131 BP spread

FERGUSON & CO., LLP                                                  Section IV.
-------------------                                                  -----------

between the federal funds rate and the 30 year treasury rate at December 13, 1996. Mortgage rates follow closely the long term government obligations, giving asset managers less opportunity to maintain their spreads.

     At May 31, 1996, the spread between the 1 year T-Bill and the 5 year T-Note was 85 bp, and the spread between the 5 year T-Note and the 30 year bond was 47 bp. On December 13, 1996, the spreads were 58 and 50 bp, respectively.
Clearly, the implications are that the yield curve is developing less slope at the short to intermediate terms.

     From May 1996 to December 1996,, the Fed Funds rate increased 3 basis points and the Prime Rate did not change.

     Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

     Rocky Ford Federal is more vulnerable to rising rates than most.

     During 1993, conversion stocks often experienced first day 30% or more increases in value. However, as Table IV.3 shows, recent price appreciation has not been as robust. Table IV.3 provides information on 26 conversions completed since May 31, 1996. The average change in price since conversion is a gain of 33.8% and the median change is a gain of 31.3%. Within that group, all have increased in value with a range of a low of 15.0% to a high of 55.0%. The average increase in value at one day, one week, and one month after conversion has been 12.9%, 13.9%, and 13.0%, respectively. The median increase in value at one day, one week, and one month after conversion has been 11.3%, 14.4%, and 10.6%, respectively.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the price to book ratio. The average price-to-book ratio, as of December 13, 1996, is 90.5% and the median is 87.6%. That compares to the offering price to pro forma book, where the average was 67.8% and the median was 69.3%.

     We believe a DOWNWARD ADJUSTMENT is required for the new issue discount.
                  -------------------

ADJUSTMENTS CONCLUSION

                              ADJUSTMENTS SUMMARY

----------------------------------------------------------------------------
                                   NO CHANGE         UPWARD        DOWN
Financial Aspects                      X

Market Area                                                          X

Management                                                           X

Dividends                              X

Liquidity                                                            X

Thrift Equity Market Conditions                                      X
----------------------------------------------------------------------------

FERGUSON & CO., LLP                                                  Section IV.
-------------------                                                  -----------


VALUATION APPROACH

     Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

     Table III.3 presents Rocky Ford Federal's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Rocky Ford Federal's earnings for the twelve months ended September 30, 1996, were approximately $128,000, with adjustments of $69,000 required to determine appraisal earnings of $197,000. Management has indicated an intention to continue to concentrate on residential lending. The Association is vulnerable interest rate increases and positioned to benefit from interest rate decreases. The Association projects moderate growth.

     The comparative group traded at an average of 32.6 times earnings at December 13, 1996, and at 89.2% of book value. The comparative group traded at a median of 20.2 times earnings and a median of 86.9% of book value. At the midpoint of the valuation range, Rocky Ford Federal is priced at 12.5 times earnings (ignoring the SAIF assessment) and 61.0% of book value. At the maximum end of the range, Rocky Ford Federal is priced at 13.9 times earnings and 64.9% of book value. At the supermaximum, Rocky Ford Federal is priced at 15.2 times earnings and 68.8% of book value.

     The midpoint valuation of $3,200,000 represents a discount of 31.6% from the average and a discount of 29.8% from the median of the comparative group on a price/book basis. The price/earnings ratio for Rocky Ford Federal at the midpoint represents a discount of 61.7% from the comparative group's mean and 38.1% from the median price/earnings ratio.

     The maximum valuation of $3,680,000 represents a discount of 27.2% from the average and 25.3% from the median of the comparative group on a price/book basis. The price/earnings ratio for Rocky Ford Federal at the maximum represents a discount of 57.4% from the average and 31.2% from the median of the comparative group.

     As shown in Table IV.3, conversions closing since May 31, 1996, have closed at an average price to book ratio of 67.8% and median of 69.3%. Rocky Ford Federal's pro forma price to book ratio is 61.0% at the midpoint, 64.9% at the maximum, and 68.8% at the supermaximum of the range. At the midpoint, Rocky Ford Federal is 10.0% below the average and 12.0% below the median. At the maximum of the range, Rocky Ford Federal is 4.3% below the average and 6.3% below the median. At the supermaximum of the range, Rocky Ford Federal's pro forma price to book ratio is 1.5% above the average and 0.7% below the median.

     As shown in Table IV.4, pink sheet conversions closing since November 29, 1995, have closed at an average price to book ratio of 63.8% and median of 63.9%. At the midpoint, Rocky Ford Federal is 4.4% below the average and 4.5% below the median. At the maximum of the range, Rocky Ford Federal is 1.7% above the average and 1.6% above the median. At the supermaximum of the range, Rocky Ford Federal's pro forma price to book ratio is 7.8% above the average and 7.7% above the median.

FERGUSON & CO., LLP                                                  Section IV.
-------------------                                                  -----------


VALUATION CONCLUSION

     We believe that as of December 13, 1996, the estimated pro forma market value of Rocky Ford Federal was $3,200,000. The resulting valuation range was $2,720,000 at the minimum to $3,680,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $4,232,000, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit VII.

FERGUSON & CO.LLP                                                   SECTION IV.
-----------------                                                   -----------


                      TABLE IV.2 - COLORADO ACQUISITIONS

                                                                                      Buyer:     Seller:
                                                                                     1:Total     1:Total
                              Bank/                                      Bank/       Assets      Assets     Announce
Buyer                   ST    Thrift    Seller                    ST     Thrift         ($000)    ($000)      Date       Status
Zions Bancorp           UT    Bank      Aspen Bancshares Inc      CO     Bank       6,783,341   450,944     11/19/96     Pending
Community First Bnks    ND    Bank      Mountain Parks Fin'l      CO     Bank       2,293,703   462,892     06/25/96     Pending
Dickinson Fin'l Corp    MO    Bank      Air Academy Nat Bncp      CO     Bank       1,394,400    61,078     06/04/96     Pending
First Nat'l of NE       NE    Bank      Boulder Bancorp           CO     Bank       6,143,890   125,929     04/16/96     Completed
Mountain Parks Fin'l    CO    Bank      High Plains Bank Crp      CO     Bank         421,239    39,611     03/18/96     Completed
Community First Bnks    ND    Bank      Financial Bancorp         CO     Bank       2,326,787    66,719     03/11/96     Completed
Mountain Parks Fin'l    CO    Bank      Charter Bancorp           CO     Bank         421,239    17,642     01/10/96     Completed
Southrn Colorado BHC    CO    Bank      Mancos Bancorp            CO     Bank          18,663    15,281     01/01/96     Completed
Vectra Banking Corp     CO    Bank      Bank Land Company         CO     Bank         382,243   109,529     12/27/95     Completed
Norwest Corporation     MN    Bank      Regional Bank of CO       CO     Bank      71,411,900    58,249     12/20/95     Completed
FirstBank Hold Co.      CO    Bank      Bank of Douglas Cnty      CO     Bank       2,245,845    96,359     11/22/95     Completed
ColoEast Bankshares     CO    Bank      Baca State Bank           CO     Bank          48,120    43,348     11/01/95     Completed
Mountain Parks Fin'l    CO    Bank      Midway Investment         CO     Bank         274,304    42,544     04/20/95     Completed
Rice Insurance Agncy    CO    Bank      Collegiate Peaks Bcp      CO     Bank          95,973    18,766     04/15/95     Completed
First Mountain Co.      CO    Bank      First Mountain St Bk      CO     Bank              NA    22,201     03/10/95     Completed
Aspen Bancshares        CO    Bank      Val Cor Bancorp           CO     Bank         345,573    67,843     01/13/95     Completed
Bank of Colorado HC     CO    Bank      Snow Bankcorp             CO     Bank          74,593    28,214     01/06/95     Completed
Peoples NB              CO    Bank      Colorado Springs S&L      CO     Thrift        51,033    70,786     06/30/96     Pending

Average                                                                             5,572,520    99,885
Median                                                                                421,239    59,664

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                                                  Section IV.
-------------------                                                  -----------

                      TABLE IV.2 - COLORADO ACQUISITIONS

                                    Ann'd    Ann'd     Ann'd       Ann'd    Final    Final     Final       Final
                        Completed/   Deal     Deal  Deal Pr/    Deal Pr/     Deal     Deal  Deal Pr/    Deal Pr/
                        Terminated  Value    Pr/Bk     Tg Bk       4-Qtr    Value    Pr/Bk     Tg Bk       4-Qtr
Buyer                         Date   ($M)      (%)       (%)     EPS (x)     ($M)      (%)       (%)     EPS (x)
Zions Bancorp                   NA   74.0   237.1       276.2        16.5      NA      NA          NA          NA
Community First Bnks            NA  115.5   224.3       300.1        14.4      NA      NA          NA          NA
Dickinson Fin'l Corp            NA    6.5   183.4       183.4        14.4      NA      NA          NA          NA
First Nat'l of NE         08/06/96   32.0   165.1       165.1          NA    32.0   165.1       165.1          NA
Mountain Parks Fin'l      07/31/96     NA      NA          NA          NA      NA      NA          NA          NA
Community First Bnks      10/01/96   12.0   136.7       136.7        12.4    12.7   131.1       131.1        12.4
Mountain Parks Fin'l      07/03/96    4.0      NA          NA          NA     4.0      NA          NA          NA
Southrn Colorado BHC      04/10/96     NA      NA          NA          NA      NA      NA          NA          NA
Vectra Banking Corp       06/18/96   22.3   176.8       176.8        11.4    22.2   163.0       163.0        11.3
Norwest Corporation       08/05/96   12.1   260.2       260.2        13.0    13.1   273.7       273.7        25.8
FirstBank Hold Co.        03/23/96   14.1   281.6       281.6         7.3    14.1   281.6       281.6         8.5
ColoEast Bankshares       05/15/96     NA      NA          NA          NA      NA      NA          NA          NA
Mountain Parks Fin'l      09/27/95    5.2   192.7       192.7         5.8     5.2   168.9       168.9         5.9
Rice Insurance Agncy      10/02/95    3.2   191.5       191.5         8.9     3.2   180.6       180.6         8.3
First Mountain Co.              NA     NA      NA          NA          NA      NA      NA          NA          NA
Aspen Bancshares          06/18/96   10.0   184.0       184.0         9.9    10.0   184.9       184.9         6.1
Bank of Colorado HC       06/01/95    4.1   265.9       265.9        19.7     4.1   252.6       252.6        16.7
Peoples NB                      NA     NA      NA          NA          NA      NA      NA          NA          NA

Average                              24.2   208.3       217.8        12.1    12.1   200.2       200.2        11.9
Median                               12.0   192.1       192.1        12.4    11.4   180.6       180.6         9.9

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP    TABLE IV.3 - RECENT CONVERSIONS               SECTION IV.
-------------------                                                  -----------
                        (COMPLETED SINCE MAY 31, 1996)


                                                                     Conversion      Gross
                                                                         Assets   Proceeds
Ticker            Short Name                        State  IPO Date      ($000)     ($000)
PSFI              PS Financial, Inc.                IL     11/27/96      53,520     21,821
CFNC              Carolina Fincorp, Inc.            NC     11/25/96      94,110     18,515
DCBI              Delphos Citizens Bancorp, Inc.    OH     11/21/96      88,022     20,387
FTNB              Fulton Bancorp, Inc.              MO     10/18/96      85,496     17,193
CNBA              Chester Bancorp, Inc.             IL     10/08/96     134,781     21,821
SSFC              South Street Financial Corp.      NC     10/03/96     166,978     44,965
AFED              AFSALA Bancorp, Inc.              NY     10/01/96     133,046     14,548
CBES              CBES Bancorp, Inc.                MO     09/30/96      86,168     10,250
WEHO              Westwood Homestead Fin. Corp.     OH     09/30/96      96,638     28,434
HBEI              Home Bancorp of Elgin, Inc.       IL     09/27/96     304,520     70,093
PFFC              Peoples Financial Corp.           OH     09/13/96      78,078     14,910
PFED              Park Bancorp, Inc.                IL     08/12/96     158,939     27,014
ANA               Acadiana Bancshares, Inc.         LA     07/16/96     225,248     32,775
PWBK              Pennwood Savings Bank             PA     07/15/96      41,592      6,101
MBSP              Mitchell Bancorp, Inc.            NC     07/12/96      28,222      9,799
OCFC              Ocean Financial Corp.             NJ     07/03/96   1,036,445    167,762
HWEN              Home Financial Bancorp            IN     07/02/96      33,462      5,059
EGLB              Eagle BancGroup, Inc.             IL     07/01/96     150,974     13,027
FLKY              First Lancaster Bancshares        KY     07/01/96      35,361      9,588
PROV              Provident Financial Holdings      CA     06/28/96     570,691     51,252
PRBC              Prestige Bancorp, Inc.            PA     06/27/96      91,841      9,630
WYNE              Wayne Bancorp, Inc.               NJ     06/27/96     207,997     22,314
DIME              Dime Community Bancorp, Inc.      NY     06/26/96     665,187    145,475
MECH              Mechanics Savings Bank            CT     06/26/96     662,482     52,900
CNSB              CNS Bancorp, Inc.                 MO     06/12/96      85,390     16,531
LXMO              Lexington B&L Financial Corp.     MO     06/06/96      49,981     12,650

Maximum                                                               1,036,445    167,762
Minimum                                                                  28,222      5,059
Average                                                                 206,353     33,262
Median                                                                   95,374     19,451

Since 9-30-96:
--------------
Maximum                                                                 166,978     44,965
Minimum                                                                  53,520     14,548
Average                                                                 107,993     22,750
Median                                                                   94,110     20,387

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------


                        TABLE IV.3 - RECENT CONVERSIONS
                        (COMPLETED SINCE MAY 31, 1996)

                                    CONVERSION PRICING RATIOS
                          ----------------------------------------------
                                    Price/         Price/         Price/         Current         Current            Current
                  Offering       Pro-Forma      Pro-Forma       Adjusted           Stock          Price/        Price/ Tang
                     Price      Book Value       Earnings         Assets           Price      Book Value         Book Value
Ticker                 ($)             (%)            (x)            (%)             ($)             (%)                (%)

PSFI                10.000           69.9            14.5           29.0          11.875              NA                 NA
CFNC                10.000           74.7            17.7           16.4          13.125              NA                 NA
DCBI                10.000           70.2            12.1           18.8          11.938              NA                 NA
FTNB                10.000           70.5            15.5           16.7          14.875              NA                 NA
CNBA                10.000           70.1            14.1           13.9          13.125              NA                 NA
SSFC                10.000           74.1            27.0           21.2          13.875              NA                 NA
AFED                10.000           69.7            14.1            9.9          11.500              NA                 NA
CBES                10.000           61.1            13.2           10.6          13.750            83.0               83.0
WEHO                10.000           71.7            92.8           22.7          11.750            77.8               77.8
HBEI                10.000           70.6            17.4           18.7          12.813            90.7               90.7
PFFC                10.000           62.7            26.7           16.0          13.000              NA                 NA
PFED                10.000           64.9            17.8           14.5          12.375            80.5               80.5
ANA                 12.000           69.9              NA           12.7          14.250            83.7               83.7
PWBK                10.000           65.8            13.3           12.8          12.625            83.2               83.2
MBSP                10.000           68.1            94.5           25.8          14.250            94.9               94.9
OCFC                20.000           69.2            13.8           13.9          25.500            93.7               93.7
HWEN                10.000           66.2            12.4           13.1          13.000            84.9               84.9
EGLB                10.000           57.1            58.1            7.9          13.250            79.1               79.1
FLKY                10.000           72.5            19.0           21.3          15.500           110.1              110.1
PROV                10.000           60.9            18.2            8.2          14.250            86.0               86.0
PRBC                10.000           61.9            24.6            9.5          13.000            82.4               82.4
WYNE                10.000           60.9            16.7            9.7          14.375            89.3               89.3
DIME                10.000           69.1            15.7           17.9          14.875           100.6              115.7
MECH                10.000           72.0              NA            7.4          15.500           115.0              115.0
CNSB                10.000           69.3            26.1           16.2          15.000           102.7              102.7
LXMO                10.000           69.1            14.4           20.2          13.500            91.2               91.2

Maximum             20.000           74.7            94.5           29.0          25.500           115.0              115.7
Minimum             10.000           57.1            12.1            7.4          11.500            77.8               77.8
Average             10.462           67.8            25.4           15.6          13.957            90.5               91.3
Median              10.000           69.3            17.1           15.3          13.375            87.6               87.6

Since 9-30-96:
----------------
Maximum             10.000           74.7            27.0           29.0          14.875
Minimum             10.000           69.7            12.1            9.9          11.500
Average             10.000           71.3            16.4           18.0          12.902
Median              10.000           70.2            14.5           16.7          13.125

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

                        TABLE IV.3 - RECENT CONVERSIONS
                        (COMPLETED SINCE MAY 31, 1996)

                   Price One    Price One    Price One             POST CONVERSION PRICE CHANGES
                                                           ------------------------------------------
                   Day After   Week After   Month After         One        One        One        To
                  Conversion   Conversion    Conversion         Day       Week       Month      Date
Ticker                ($)          ($)          ($)             (%)        (%)        (%)        (%)
PSFI                  11.641       11.688            NA         16.4     16.9            NA      18.8
CFNC                  13.000       13.000            NA         30.0     30.0            NA      31.3
DCBI                  12.125       12.125            NA         21.3     21.3            NA      19.4
FTNB                  12.500       12.875        14.750         25.0     28.8            NA      48.8
CNBA                  12.938       12.625        12.625         29.4     26.3          26.3      31.3
SSFC                      NA       12.500        12.375           NA     25.0          23.8      38.8
AFED                  11.375       11.313        11.563         13.8     13.1            NA      15.0
CBES                  12.625       13.438        13.250         26.3     34.4          32.5      37.5
WEHO                  10.750       10.625        10.500          7.5      6.3           5.0      17.5
HBEI                  11.813       12.500        12.625         18.1     25.0          26.3      28.1
PFFC                  10.875       11.500        12.750          8.8     15.0          27.5      30.0
PFED                  10.250       10.438        10.500          2.5      4.4           5.0      23.8
ANA                   12.000       11.750        12.375          -       (2.1)          3.1      18.8
PWBK                   9.500        9.125         9.625         (5.0)    (8.8)         (3.8)     26.3
MBSP                      NA       10.625        11.000           NA      6.3          10.0      42.5
OCFC                  21.250       20.125        21.000          6.3      0.6           5.0      27.5
HWEN                  10.250        9.875        10.500          2.5     (1.3)          5.0      30.0
EGLB                  11.250       11.250        11.125         12.5     12.5          11.3      32.5
FLKY                  13.500       13.375        13.750         35.0     33.8          37.5      55.0
PROV                  10.970       10.810        10.125          9.7      8.1           1.3      42.5
PRBC                  10.375       10.250         9.750          3.8      2.5          (2.5)     30.0
WYNE                  11.125       11.375        11.250         11.3     13.8            NA      43.8
DIME                  11.687       12.000        11.875         16.9     20.0          18.8      48.8
MECH                  11.500       11.500        11.250           NA     15.0          12.5      55.0
CNSB                  11.000       11.625        11.500         10.0     16.3          15.0      50.0
LXMO                   9.500        9.750        10.125         (5.0)    (2.5)          1.3      35.0

Maximum               21.250       20.125        21.000         35.0     34.4          37.5      55.0
Minimum                9.500        9.125         9.625         (5.0)    (8.8)         (3.8)     15.0
Average               11.825       11.849        12.008         12.9     13.9          13.0      33.8
Median                11.438       11.563        11.500         11.3     14.4          10.6      31.3

Since 9-30-96:
--------------
Maximum               13.000       13.000        14.750         30.0     30.0          26.3      48.8
Minimum               11.375       11.313        11.563         13.8     13.1          23.8      15.0
Average               12.263       12.304        12.828         22.6     23.0          25.0      29.0
Median                12.313       12.500        12.500         23.1     25.0          25.0      31.3

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

                  TABLE IV.4 - RECENT PINK SHEET CONVERSIONS
                      (COMPLETED SINCE NOVEMBER 29, 1995)

                                                                       Conversion
                                                                           Assets     IPO Proceeds     IPO Price
Ticker       Short Name                           State    IPO Date        ($000)           ($000)           ($)
WBIO         Washington Bancorp                   IA       03/12/96        55,202            6,575        10.000
NSGB         North Cincinnati Savings Bank        OH       05/01/96        56,637            3,968        10.000
FFFB         First Federal Financial Bancrp       OH       06/04/96        51,296            6,718        10.000
ALGC         Algiers Bancorp, Inc.                LA       07/09/96        42,450            6,480        10.000
LNXC         Lenox Bancorp, Inc.                  OH       07/18/96        43,149            4,256        10.000
MDWB         Midwest Savings Bank                 IL       09/23/96        36,354            1,918        10.000
FALN         First Allen Parish Bancorp           LA       09/30/96        29,605            2,645        10.000

Maximum                                                                    56,637            6,718        10.000
Minimum                                                                    29,605            1,918        10.000
Average                                                                    44,956            4,651        10.000
Median                                                                     43,149            4,256        10.000

SOURCE: SNL & P&C CALCULATIONS

FERGUSON & CO., LLP                                              SECTION IV.
-------------------                                              -----------


                  TABLE IV.4 - RECENT PINK SHEET CONVERSIONS
                      (COMPLETED SINCE NOVEMBER 29, 1995)

                       CONVERSION PRICING RATIOS
           -------------------------------------------------
              Price/        Price/       Price/      Price/    Current     Current        Current      Price Increase
            Pro-Forma     Pro-Forma    Pro-Forma    Adjusted    Stock       Price/      Price/ Tang      (Decrease)
            Book Value    Tang. Book    Earnings      Assets     Price     Book Value    Book Value        to Date
Ticker            (%)            (%)         (x)         (%)       ($)           (%)            (%)             (%)
WBIO             65.4          65.4         12.7       10.6     12.500         78.3           78.3           25.0
NSGB             65.0          65.0           NA        6.5     13.250         94.1           94.1           32.5
FFFB             62.9          62.9          9.4       11.6     12.000         73.7           73.7           20.0
ALGC             67.1          67.1         19.5       13.2     11.500         70.3           70.3           15.0
LNXC             58.2          58.2         29.2        9.0     14.000         83.8           83.8           40.0
MDWB             63.9          63.9           NA        5.0     11.250         77.9           77.9           12.5
FALN             63.9          63.9          7.7        8.2     14.375           NA             NA           43.8

Maximum          67.1          67.1         29.2       13.2     14.375         94.1           94.1           43.8
Minimum          58.2          58.2          7.7        5.0     11.250         70.3           70.3           12.5
Average          63.8          63.8         15.7        9.2     12.696         79.7           79.7           27.0
Median           63.9          63.9         12.7        9.0     12.500         78.1           78.1           25.0

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

                                       TABLE IV.3

                              COMPARISON OF PRICING RATIOS

                                   Rocky               Group                      Percent Premium
                                    Ford            Compared to                  (Discount) Versus
                                             --------------------------      --------------------------
                                  Federal      Average         Median          Average         Median
                                -----------  ----------      ----------      -----------     ----------
COMPARISON OF PE RATIO AT
  MIDPOINT TO:
-----------------------------
Comparative group                     12.5        32.6           20.2            (61.7)         (38.1)
Colorado thrifts                      12.5        13.4           13.4             (6.7)          (6.7)
Southwest Region thrifts              12.5        15.5           15.8            (19.4)         (20.9)
All public thrifts                    12.5        14.8           14.2            (15.5)         (12.0)
Recent conversions                    12.5        25.4           17.1            (50.8)         (26.9)
Recent pink sheet conversions         12.5        15.7           12.7            (20.4)          (1.6)

COMPARISON OF PE RATIO AT
  MAXIMUM TO:
-----------------------------
Comparative group                     13.9        32.6           20.2            (57.4)         (31.2)
Colorado thrifts                      13.9        13.4           13.4              3.7            3.7
Southwest Region thrifts              13.9        15.5           15.8            (10.3)         (12.0)
All public thrifts                    13.9        14.8           14.2             (6.1)          (2.1)
Recent conversions                    13.9        25.4           17.1            (45.3)         (18.7)
Recent pink sheet conversions         13.9        15.7           12.7            (11.5)           9.4

COMPARISON OF PE RATIO AT
  SUPERMAXIMUM TO:
-----------------------------
Comparative group                     15.2        32.6           20.2            (53.4)         (24.8)
Colorado thrifts                      15.2        13.4           13.4             13.4           13.4
Southwest Region thrifts              15.2        15.5           15.8             (1.9)          (3.8)
All public thrifts                    15.2        14.8           14.2              2.7            7.0
Recent conversions                    15.2        25.4           17.1            (40.2)         (11.1)
Recent pink sheet conversions         15.2        15.7           12.7             (3.2)          19.7

COMPARISON OF PB RATIO AT
  MIDPOINT TO:
-----------------------------
Comparative group                     61.0        89.2           86.9            (31.6)         (29.8)
Colorado thrifts                      61.0       120.4          120.4            (49.3)         (49.3)
Southwest Region thrifts              61.0       107.0          102.4            (43.0)         (40.4)
All public thrifts                    61.0       126.0          120.3            (51.6)         (49.3)
Recent conversions                    61.0        67.8           69.3            (10.0)         (12.0)
Recent pink sheet conversions         61.0        63.8           63.9             (4.4)          (4.5)

COMPARISON OF PB RATIO AT
  MAXIMUM TO:
-----------------------------
Comparative group                     64.9        89.2           86.9            (27.2)         (25.3)
Colorado thrifts                      64.9       120.4          120.4            (46.1)         (46.1)
Southwest Region thrifts              64.9       107.0          102.4            (39.3)         (36.6)
All public thrifts                    64.9       126.0          120.3            (48.5)         (46.1)
Recent conversions                    64.9        67.8           69.3             (4.3)          (6.3)
Recent pink sheet conversions         64.9        63.8           63.9              1.7            1.6

COMPARISON OF PB RATIO AT
  SUPERMAXIMUM TO:
-----------------------------
Comparative group                     68.8        89.2           86.9            (22.9)         (20.8)
Colorado thrifts                      68.8       120.4          120.4            (42.9)         (42.9)
Southwest Region thrifts              68.8       107.0          102.4            (35.7)         (32.8)
All public thrifts                    68.8       126.0          120.3            (45.4)         (42.8)
Recent conversions                    68.8        67.8           69.3              1.5           (0.7)
Recent pink sheet conversions         68.8        63.8           63.9              7.8            7.7

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

                            FIGURE IV.I - SNL INDEX

                                              % CHANGE SINCE
                                         ---------------------
                                     SNL   PREVIOUS
                            DATE    INDEX       DATE   12/31/95
                            ----    -----       ----   --------
                        12/31/90     96.6
                        12/31/91    143.9      49.0%
                        12/31/92    201.1      39.7%
                        12/31/93    252.5      25.6%
                        12/31/94    244.7      -3.1%
                        12/31/95    376.5      53.9%
                        3/31/96     382.1       1.5%       1.5%
                        6/30/96     377.2      -1.3%       0.2%
                        9/30/96     429.3      13.8%      14.0%
                        12/13/96    473.6      10.3%      25.8%



                             [GRAPH APPEARS HERE]

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------


                     FIGURE IV.2 - SELECTED INTEREST RATES

               -----------------------------------------------------------------------------------
                                                         1 YEAR        5 YEAR     10 YEAR  30 YEAR
                                     FED FDS (*)         T-BILL        TREAS.     TREAS.   TREAS.
               -----------------------------------------------------------------------------------
               5/31/96                     5.19           5.70          6.55         6.77     7.02
               6/14/96                     5.24           5.84          6.77         6.99     7.23
               6/28/96                     5.21           5.79          6.63         6.86     7.08
               7/15/96                     5.26           5.93          6.77         7.00     7.20
               7/26/96                     5.25           5.53          6.62         6.85     7.05
               8/16/96                     5.10           5.59          6.30         6.55     6.79
               8/30/96                     5.21           5.80          6.60         6.84     7.07
               9/13/96                     5.16           5.90          6.69         6.93     7.16
               9/27/96                     5.34           5.75          6.53         6.77     6.96
               10/17/96                    5.25           5.56          6.28         6.55     6.86
               11/1/96                     5.27           5.46          6.15         6.42     6.71
               11/15/96                    5.21           5.41          5.97         6.18     6.45
               11/29/96                    5.30           5.41          5.90         6.12     6.41
               12/13/96                    5.22           5.45          6.03         6.27     6.53

               (*) 7-day avg for week ending 2 days earlier than date shown.
               -----------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


SOURCE: FEDERAL RESERVE BANK OF ST. LOUIS, MO.

                                   EXHIBIT I

FERGUSON & CO., LLP     EXHIBIT I - FIRM QUALIFICATIONS
-------------------

     Ferguson & Co., LLP (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

 . Mergers and acquisition services

 . Business plans

 . Fairness opinions and conversion appraisals

 . Litigation support

 . Operational and efficiency consulting

 . Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases of information include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. F&C recently sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

FERGUSON & CO., LLP     EXHIBIT I - FIRM QUALIFICATIONS
-------------------

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 7 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 12 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                  EXHIBIT II

FERGUSON & CO., LLP    EXHIBIT II.I-SELECTED PUBLICLY TRADED SOUTHWEST THRIFTS
-------------------

                                                                       Deposit                        Current   Current
                                                                       Insurance                        Stock    Market
                                                                       Agency                           Price     Value
Ticker     Short Name                     City         State  Region  (BIF/SAIF)  Exchange  IPO Date   ($)         ($M)
ETFS       East Texas Financial Services  Tyler        TX     SW      SAIF        NASDAQ    01/10/95   16.250     17.54
GUPB       GFSB Bancorp, Inc.             Gallup       NM     SW      SAIF        NASDAQ    06/30/95   15.875     14.31
ISBF       ISB Financial Corporation      New Iberia   LA     SW      SAIF        NASDAQ    04/07/95   17.500    123.40
CZF        CitiSave Financial Corp        Baton Rouge  LA     SW      SAIF        AMSE      07/14/95   14.000     13.47
FBHC       Fort Bend Holding Corp.        Rosenberg    TX     SW      SAIF        NASDAQ    06/30/93   24.250     19.87
TSH        Teche Holding Co.              Franklin     LA     SW      SAIF        AMSE      04/19/95   13.250     46.92
MORG       Morgan Financial Corp.         Fort Morgan  CO     SW      SAIF        NASDAQ    01/11/93   11.250      8.76
MERI       Meritrust Federal SB           Thibodaux    LA     SW      SAIF        NASDAQ          NA   31.625     24.48
CBSA       Coastal Bancorp, Inc.          Houston      TX     SW      SAIF        NASDAQ          NA   22.625    112.31

Maximum                                                                                                31.625    123.40
Minimum                                                                                                11.250      8.76
Average                                                                                                18.514     42.34
Median                                                                                                 16.250     19.87


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP    EXHIBIT 11.1 - SELECTED PUBLICLY TRADED SOUTHWEST THRIFTS
-------------------

                                                                                                           Tangible
                              Price/    Current    Current              Current         Total   Equity/     Equity/        Core
                                 LTM     Price/    Price/T   Price/    Dividend        Assets    Assets    T Assets         EPS
                            Core EPS     Book V     Book V   Assets       Yield        ($000)       (%)         (%)         ($)
Ticker                           (x)        (%)        (%)      (%)         (%)           MRQ       MRQ         MRQ         LTM
East Texas Financial           21.4       84.5        84.5     16.0        1.23       115,339      18.9        18.9        0.76
 Services
GFSB Bancorp, Inc.             20.1       97.0        97.0     18.0        2.52        79,708      18.5        18.5        0.79
ISB Financial Corporation      17.0      102.4       105.6     18.0        1.94       685,827      16.4        16.0        1.03
CitiSave Financial Corp        15.9      111.0       111.0     17.8        2.86        75,635      16.0        16.0        0.88
Fort Bend Holding Corp.        15.8      114.2       123.6      7.1        1.16       281,694       6.2         5.7        1.54
Teche Holding Co.              13.5       89.8        89.8     12.4        3.77       379,590      13.8        13.8        0.98
Morgan Financial Corp.         13.4       92.4        92.4     11.7        2.13        75,053      12.6        12.6        0.84
Meritrust Federal SB           12.7      145.9       145.9     10.6        2.21       231,058       7.3         7.3        2.50
Coastal Bancorp, Inc.          10.2      125.4       152.3      3.9        1.77     2,859,448       3.2         2.6        2.21

Maximum                        21.4      145.9       152.3     18.0        3.77     2,859,448      18.9        18.9        2.50
Minimum                        10.2       84.5        84.5      3.9        1.16        75,053       3.2         2.6        0.76
Average                        15.5      107.0       111.3     12.8        2.18       531,484      12.5        12.4        1.28
Median                         15.8      102.4       105.6     12.4        2.13       231,058      13.8        13.8        0.98
                                    ROAA      ROACE
                                  Before     Before
                                   Extra      Extra     Merger
                                     (%)        (%)    Target?
Ticker                               LTM        LTM      (Y/N)

East Texas Financial                0.81       4.17         N
 Services
GFSB Bancorp, Inc.                  0.80       3.53         N
ISB Financial Corporation           0.80       4.34         N
CitiSave Financial Corp             0.78       4.30         N
Fort Bend Holding Corp.             0.27       3.81         N
Teche Holding Co.                   0.72       4.29         N
Morgan Financial Corp.              0.74       5.10         N
Meritrust Federal SB                0.55       7.33         N
Coastal Bancorp, Inc.               0.24       7.11         N

Maximum                             0.81       7.33
Minimum                             0.24       3.53
Average                             0.63       4.89
Median                              0.74       4.30


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP    EXHIBIT II.1 - SELECTED PUBLICLY TRADED SOUTHWEST THRIFTS
-------------------

                                                 ROAA     ROACE
                      NPAs/    Price/   Core   Before    Before
           Current   Assets      Core    EPS    Extra     Extra
           Pricing      (%)       EPS    ($)      (%)       (%)
Ticker        Date      MRQ       (x)    MRQ      MRQ       MRQ
ETFS       12/13/96    0.23      21.4   0.19     0.74      3.82
GUPB       12/13/96    0.25      18.0   0.22     0.18      0.93
ISBF       12/13/96      NA      16.8   0.26    (0.11)    (0.68)
CZF        12/13/96    0.22      20.6   0.17    (0.45)    (2.73)
FBHC       12/13/96    1.31      14.4   0.42    (0.86)   (13.34)
TSH        12/13/96      NA      11.4   0.29    (0.27)    (1.88)
MORG       12/13/96    1.29      13.4   0.21    (0.04)    (0.31)
MERI       12/13/96      NA      16.1   0.49    (0.78)   (10.48)
CBSA       12/13/96    0.57      10.1   0.56    (0.30)    (8.95)

Maximum                1.31      21.4   0.56     0.74      3.82
Minimum                0.22      10.1   0.17    (0.86)   (13.34)
Average                0.65      15.8   0.31    (0.21)    (3.74)
Median                 0.41      16.1   0.26    (0.27)    (1.88)


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT II.2 - PUBLICLY TRADED COLORADO THRIFTS
-------------------

                                                                     Deposit                         Current   Current
                                                                     Insurance                         Stock    Market
                                                                     Agency                            Price     Value
Ticker     Short Name                    City         State  Region  (BIF/SAIF)  Exchange  IPO Date      ($)      ($M)
FFBA       First Colorado Bancorp, Inc.  Lakewood     CO     SW      SAIF        NASDAQ    01/02/96   17.500    318.00
MORG       Morgan Financial Corp.        Fort Morgan  CO     SW      SAIF        NASDAQ    01/11/93   11.250      8.76

Maximum                                                                                               17.500    318.00
Minimum                                                                                               11.250      8.76
Average                                                                                               14.375    163.38
Median                                                                                                14.375    163.38


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP         EXHIBIT II.2 - PUBLICLY TRADED COLORADO THRIFTS
-------------------

                                                                                            TANGIBLE             ROAA     ROACE
             PRICE/    CURRENT     CURRENT               CURRENT      TOTAL    EQUITY/       EQUITY/    CORE   BEFORE    BEFORE
                LTM     PRICE/    PRICE/ T    PRICE/    DIVIDEND     ASSETS     ASSETS      T ASSETS     EPS    EXTRA     EXTRA
           CORE EPS     BOOK V      BOOK V    ASSETS       YIELD     ($000)        (%)           (%)     ($)      (%)       (%)
TICKER          (X)        (%)         (%)       (%)         (%)        MRQ        MRQ           MRQ    LTM      LTM       LTM
FFBA             NA     148.4       150.3      22.0        1.83    1,514,552      14.8          14.7      NA     0.84        NA
MORG           13.4      92.4        92.4      11.7        2.13       75,053      12.6          12.6    0.84     0.74      5.10

Maximum        13.4     148.4       150.3      22.0        2.13    1,514,552      14.8          14.7    0.84     0.84      5.10
Minimum        13.4      92.4        92.4      11.7        1.83       75,053      12.6          12.6    0.84     0.74      5.10
Average        13.4     120.4       121.4      16.8        1.98      794,803      13.7          13.6    0.84     0.79      5.10
Median         13.4     120.4       121.4      16.8        1.98      794,803      13.7          13.6    0.84     0.79      5.10
               MERGER
              TARGET?
TICKER          (Y/N)
FFBA              N
MORG              N

Maximum
Minimum
Average
Median


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT II.2 - PUBLICLY TRADED COLORADO THRIFTS
-------------------


                                                   ROAA     ROACE
                       NPAs/    Price/   Core    Before    Before
            Current   Assets      Core    EPS     Extra     Extra
            Pricing      (%)       EPS    ($)       (%)       (%)
Ticker         Date      MRQ       (x)    MRQ       MRQ       MRQ
FFBA       12/13/96     0.22      15.6   0.28    (0.05)    (0.29)
MORG       12/13/96     1.29      13.4   0.21    (0.04)    (0.31)

Maximum                 1.29      15.6   0.28    (0.04)    (0.29)
Minimum                 0.22      13.4   0.21    (0.05)    (0.31)
Average                 0.76      14.5   0.25    (0.05)    (0.30)
Median                  0.76      14.5   0.25    (0.05)    (0.30)


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP      EXHIBIT II.3 - COMPARATIVES GENERAL
-------------------

                                                                          Total             Current   Current
                                                                 Number  Assets               Stock    Market
                                                                     of  ($000)               Price     Value
Ticker     Short Name                      City          State  Offices     MRQ   IPO Date      ($)      ($M)
ALBC       Albion Banc Corp.               Albion        NY           2  59,860   07/26/93   17.500      4.38
ATSB       AmTrust Capital Corp.           Peru          IN           2  72,108   03/28/95   10.125      5.34
CKFB       CKF Bancorp, Inc.               Danville      KY           1  59,898   01/04/95   19.750     18.59
CRZY       Crazy Woman Creek Bancorp       Buffalo       WY           1  51,517   03/29/96   11.750     12.43
CSBF       CSB Financial Group, Inc.       Centralia     IL           1  41,524   10/09/95   10.563     10.93
GUPB       GFSB Bancorp, Inc.              Gallup        NM           1  79,708   06/30/95   15.875     14.31
JOAC       Joachim Bancorp, Inc.           De Soto       MO           1  36,127   12/28/95   14.375     10.93
MCBN       Mid-Coast Bancorp, Inc.         Waldoboro     ME           2  55,956   11/02/89   18.750      4.31
MIVI       Mississippi View Holding Co.    Little Falls  MN           1  69,322   03/24/95   11.750     10.31
NSLB       NS&L Bancorp, Inc.              Neosho        MO           2  57,288   06/08/95   13.750     11.60
SCCB       S. Carolina Community Bancshrs  Winnsboro     SC           3  43,232   07/07/94   15.000     11.03

Maximum                                                               3  79,708              19.750     18.59
Minimum                                                               1  36,127              10.125      4.31
Average                                                               2  56,958              14.472     10.38
Median                                                                1  57,288              14.375     10.93


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP      EXHIBIT II.4 - COMPARATIVES OPERATIONS
-------------------

                                                  Net Income                         Loan         Total         Total     Net Loan
                           Average                    Before                         Loss   Noninterest   Noninterest  Chargeoffs/
                            Assets   Net Income  Extra Items    ROAA   ROACE    Provision        Income       Expense    Avg Loans
                            ($000)       ($000)       ($000)     (%)     (%)       ($000)        ($000)        ($000)          (%)
Short Name                    LTM          LTM          LTM     LTM     LTM          LTM           LTM           LTM          LTM
Albion Banc Corp.           57,693         (60)         (60)  (0.10)  (1.00)         104           206         1,930         0.07
AmTrust Capital Corp.       71,653         183          183    0.26    2.45          125           409         2,126         0.06
CKF Bancorp, Inc.           58,005         744          744    1.28    4.70           24            50         1,053            -
Crazy Woman Creek Bancorp   45,303         358          358    0.79    3.10            0            74           946        (0.01)
CSB Financial Group, Inc.   41,311         369          369    0.89    3.67           75            67           916         0.29
GFSB Bancorp, Inc.          69,463         557          557    0.80    3.53           21            53         1,416         0.10
Joachim Bancorp, Inc.       35,774         148          148    0.41    1.49            9            55         1,061            -
Mid-Coast Bancorp, Inc.     54,926         188          188    0.34    3.83           93           174         1,609         0.04
Mississippi View Holding
 Co.                        69,206         905          905    1.31    6.73           (1)          187         1,615         0.21
NS&L Bancorp, Inc.          57,819         560          560    0.97    4.08           11           159         1,286            -
S. Carolina Community
 Bancshrs                   44,012         376          376    0.85    2.96            0            38           975            -

Maximum                     71,653         905          905    1.31    6.73          125           409         2,126         0.29
Minimum                     35,774         (60)         (60)  (0.10)  (1.00)          (1)           38           916        (0.01)
Average                     55,015         393          393    0.71    3.23           42           134         1,358         0.07
Median                      57,693         369          369    0.80    3.53           21            74         1,286         0.04


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                   EXHIBIT II.4 - COMPARATIVES OPERATIONS
-------------------



                                                   Common   Dividend      Interest      Interest    Net Interest       Gain on
                                      LTM EPS   Dividends     Payout       Income/      Expense/         Income/         Sale/
                                  After Extra   Per Share      Ratio    Avg Assets    Avg Assets      Avg Assets    Avg Assets
                                          ($)         ($)        (%)           (%)           (%)             (%)           (%)
Short Name                                LTM         LTM        LTM           LTM           LTM             LTM           LTM
Albion Banc Corp.                       (0.28)       0.31         NM          7.54          4.12            3.42          0.01
AmTrust Capital Corp.                    0.36           -          -          7.11          4.40            2.71          0.63
CKF Bancorp, Inc.                        0.82        0.42      51.22          7.35          3.63            3.72          0.49
Crazy Woman Creek Bancorp                  NA          NA         NA          7.23          3.76            3.47          0.02
CSB Financial Group, Inc.                  NA          NA         NA          6.76          3.12            3.64             -
GFSB Bancorp, Inc.                       0.62        0.80     129.03          7.50          3.90            3.60          0.02
Joachim Bancorp, Inc.                      NA          NA         NA          7.03          3.17            3.85          0.04
Mid-Coast Bancorp, Inc.                  0.78        0.50      64.10          8.17          4.47            3.70          0.08
Mississippi View Holding Co.             1.02        0.16      15.69          7.52          3.61            3.91          0.11
NS&L Bancorp, Inc.                       0.68        0.45      66.18          6.37          3.20            3.17          0.14
S. Carolina Community Bancshrs           0.52        0.60     115.38          7.69          3.70            3.99             -

Maximum                                  1.02        0.80     129.03          8.17          4.47            3.99          0.63
Minimum                                 (0.28)          -          -          6.37          3.12            2.71             -
Average                                  0.57        0.40      63.09          7.30          3.73            3.56          0.14
Median                                   0.65        0.44      64.10          7.35          3.70            3.64          0.04


                                Real
                              Estate
                             Expense
                              ($000)
Short Name                       LTM
Albion Banc Corp.
AmTrust Capital Corp.            (21)
CKF Bancorp, Inc.                  -
Crazy Woman Creek Bancorp          -
CSB Financial Group, Inc.        (14)
GFSB Bancorp, Inc.                 -
Joachim Bancorp, Inc.             (2)
Mid-Coast Bancorp, Inc.            4
Mississippi View Holding Co.      22
NS&L Bancorp, Inc.                (5)
S. Carolina Community Bancshrs     -
                                   -
Maximum                           22
Minimum                          (21)
Average                           (1)
Median                             -


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                   EXHIBIT II.4 - COMPARATIVES OPERATIONS
-------------------


                             NONINTEREST         G&A    NONINTEREST     NET OPER           TOTAL   AMORTIZATION
                                 INCOME/    EXPENSE/       EXPENSE/    EXPENSES/    NONRECURRING             OF         TAX
                              AVG ASSETS  AVG ASSETS     AVG ASSETS   AVG ASSETS         EXPENSE    INTANGIBLES   PROVISION
                                     (%)         (%)            (%)          (%)          ($000)         ($000)      ($000)
Short Name                           LTM         LTM            LTM          LTM             LTM            LTM         LTM
Albion Banc Corp.                   0.36        3.38           3.35         3.02             275             -          (62)
AmTrust Capital Corp.               0.57        2.96           2.97         2.39             295              3          74
CKF Bancorp, Inc.                   0.09        1.82           1.82         1.73             274             -          393
Crazy Woman Creek Bancorp           0.16        2.12           2.09         1.96             187             -          163
CSB Financial Group, Inc.           0.16        2.22           2.22         2.06              -              -          209
GFSB Bancorp, Inc.                  0.08        2.04           2.04         1.97             250             -          326
Joachim Bancorp, Inc.               0.15        2.95           2.97         2.80             167             -           63
Mid-Coast Bancorp, Inc.             0.32        2.89           2.93         2.57             241             -          122
Mississippi View Holding  Co.       0.27        2.34           2.33         2.07              -              -          527
NS&L Bancorp, Inc.                  0.27        2.22           2.22         1.95              -              -          257
S. Carolina Community
 Bancshrs                           0.09        2.22           2.22         2.13             193             -          251

Maximum                             0.57        3.38           3.35         3.02             295              3         527
Minimum                             0.08        1.82           1.82         1.73              -              -          (62)
Average                             0.23        2.47           2.47         2.24             171              0         211
Median                              0.16        2.22           2.22         2.07             193             -          209
                               Extra and
                               After Tax
                                   Items
                                  ($000)
                                  ($000)
Short Name                           LTM
Albion Banc Corp.                    -
AmTrust Capital Corp.                -
CKF Bancorp, Inc.                    -
Crazy Woman Creek Bancorp            -
CSB Financial Group, Inc.            -
GFSB Bancorp, Inc.                   -
Joachim Bancorp, Inc.                -
Mid-Coast Bancorp, Inc.              -
Mississippi View Holding  Co.        -
NS&L Bancorp, Inc.                   -
S. Carolina Community                -
 Bancshrs                            -

Maximum                              -
Minimum                              -
Average                              -
Median                               -


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP            EXHIBIT II.4 - COMPARATIVES OPERATIONS
-------------------

                                               Core                   Yield on        Cost of                 Interest    Loan Loss
                           Efficiency       Income/    Preferred   Int Earning    Int Bearing    Effective       Yield  Provisions/
                                Ratio    Avg Assets    Dividends        Assets    Liabilities     Tax Rate      Spread   Avg Assets
                                  (%)           (%)       ($000)           (%)            (%)          (%)         (%)          (%)
Short Name                        LTM           LTM          LTM           LTM            LTM          LTM         LTM          LTM
Albion Banc Corp.               89.45          0.20            -          7.96           4.77           NM        3.19        0.18
AmTrust Capital Corp.           90.34          0.11            -          7.48           4.96        28.79        2.52        0.17
CKF Bancorp, Inc.               47.73          1.27            -          7.48           5.10        34.56        2.38        0.04
Crazy Woman Creek Bancorp       58.32          1.05            -          7.36           5.14        31.29        2.22           -
CSB Financial Group, Inc.       58.38          0.89           NA          6.89           4.49        36.16        2.40        0.18
GFSB Bancorp, Inc.              55.46          1.02            -          7.61           5.14        36.92        2.47        0.03
Joachim Bancorp, Inc.           73.71          0.70            -          7.23           4.46        29.86        2.77        0.03
Mid-Coast Bancorp, Inc.         71.84          0.58            -          8.57           5.02        39.35        3.55        0.17
Mississippi View Holding Co.    56.06          1.16            -          7.74           4.53        36.80        3.21       (0.00)
NS&L Bancorp, Inc.              64.49          0.83            -          6.54           4.28        31.46        2.26        0.02
S.Carolina Community Bancshrs   54.32          1.14            -          7.87           5.28        40.03        2.59           -

Maximum                         90.34          1.27            -          8.57           5.28        40.03        3.55        0.18
Minimum                         47.73          0.11            -          6.54           4.28        28.79        2.22       (0.00)
Average                         65.46          0.81            -          7.52           4.83        34.52        2.69        0.07
Median                          58.38          0.89            -          7.48           4.96        35.36        2.52        0.03


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT II.5 - COMPARATIVES PRICING
-------------------


                                                    Current   Current       Price/   Current      Current
                                                      Stock    Market          LTM    Price/      Price/T
           Abbreviated                                Price     Value     Core EPS    Book V       Book V
Ticker     Name                City        State        ($)      ($M)          (x)       (%)          (%)
ALBC       AlbionBancCorp-NY   Albion         NY     17.500      4.38         39.8      75.9         75.9
ATSB       AmTrustCapCorp-IN   Peru           IN     10.125      5.34         67.5      74.8         75.6
CKFB       CKFBancorp-KY       Danville       KY     19.750     18.59         24.4     117.6        117.6
CRZY       CrazyWomanCreek-WY  Buffalo        WY     11.750     12.43           NA      80.4         80.4
CSBF       CSBFinancialGrp-IL  Centralia      IL     10.563     10.93           NA      85.2         85.2
GUPB       GFSBBancorp-NM      Gallup         NM     15.875     14.31         20.1      97.0         97.0
JOAC       JoachimBancorp-MO   De Soto        MO     14.375     10.93           NA     102.3        102.3
MCBN       Mid-Coast Bncp-ME   Waldoboro      ME     18.750      4.31         14.0      87.8         87.8
MIVI       MissViewHoldCo-MN   Little Falls   MN     11.750     10.31         12.9      83.8         83.8
NSLB       NS&LBancorp-MO      Neosho         MO     13.750     11.60         23.3      86.9         86.9
SCCB       SCCommunBancsh-SC   Winnsboro      SC     15.000     11.03         22.1      89.1         89.1

Maximum                                              19.750     18.59         67.5     117.6        117.6
Minimum                                              10.125      4.31         12.9      74.8         75.6
Average                                              14.472     10.38         28.0      89.2         89.2
Median                                               14.375     10.93         22.7      86.9         86.9


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP      Exhibit II.5 - COMPARATIVES PRICING
-------------------

                                                      Tangible              ROAA     ROACE
                      Current     Total    Equity/     Equity/     Core   Before    Before
            Price/   Dividend    Assets     Assets    T Assets      EPS    Extra     Extra
            Assets      Yield     ($000)       (%)         (%)      ($)      (%)       (%)
Ticker         (%)        (%)       MRQ       MRQ          MRQ     LTM      LTM        LTM
ALBC          7.3        1.75    59,860        9.6         9.6     0.44    (0.10)    (1.00)
ATSB          7.4         -      72,108        9.9         9.8     0.15     0.26      2.45
CKFB         31.0        2.23    59,898       25.2        25.2     0.81     1.28      4.70
CRZY         24.1        3.40    51,517       30.0        30.0       NA     0.79      3.10
CSBF         26.3         -      41,524       30.9        30.9       NA     0.89        NA
GUPB         18.0        2.52    79,708       18.5        18.5     0.79     0.80      3.53
JOAC         30.3        3.48    36,127       29.6        29.6       NA     0.41      1.49
MCBN          7.7        2.77    55,956        8.8         8.8     1.34     0.34      3.83
MIVI         15.4        1.36    69,322       18.4        18.4     0.91     1.31      6.73
NSLB         20.2        3.64    57,288       23.3        23.3     0.59     0.97      4.08
SCCB         25.5        4.00    43,232       28.7        28.7     0.68     0.85      2.96

Maximum      31.0        4.00    79,708       30.9        30.9     1.34     1.31      6.73
Minimum       7.3         -      36,127        8.8         8.8     0.15    (0.10)    (1.00)
Average      19.4        2.29    56,958       21.2        21.2     0.71     0.71      3.19
Median       20.2        2.52    57,288       23.3        23.3     0.74     0.80      3.32


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT II.5 - COMPARATIVES PRICING
-------------------

                                                            ROAA     ROACE
                                 NPAs/   Price/   Core    Before    Before
           Merger     Current   Assets     Core    EPS     Extra     Extra
           Target?    Pricing      (%)      EPS    ($)       (%)       (%)
Ticker      (Y/N)        Date      MRQ      (x)    MRQ       MRQ       MRQ
ALBC          N      12/13/96     0.37    145.8   0.03    (1.14)   (11.45)
ATSB          N      12/13/96     2.58     18.1   0.14    (0.49)    (4.96)
CKFB          N      12/13/96     0.57     22.4   0.22     1.38      5.34
CRZY          N      12/13/96     0.12     17.3   0.17     0.39      1.29
CSBF          N      12/13/96       NA     24.0   0.11     1.02      3.29
GUPB          N      12/13/96     0.25     18.0   0.22     0.18      0.93
JOAC          N      12/13/96     0.33     44.9   0.08    (0.56)    (1.90)
MCBN          N      12/13/96     0.41     14.2   0.33    (0.53)    (6.07)
MIVI          N      12/13/96     0.46     12.2   0.24     1.13      6.04
NSLB          N      12/13/96     0.00     20.2   0.17     0.97      4.14
SCCB          N      12/13/96       NA     20.8   0.18     0.15      0.52

Maximum                           2.58    145.8   0.33     1.38      6.04
Minimum                              -     12.2   0.03    (1.14)   (11.45)
Average                           0.57     32.6   0.17     0.23     (0.26)
Median                            0.37     20.2   0.17     0.18      0.93


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP        EXHIBIT II.6 - Comparatives Balance Sheets
-------------------




                                                 Total    Mortgage-            Investment &        Loan
                                   Total      Cash and       Backed      Net     Foreclosed   Servicing        Total     Other
                                  Assets   Investments   Securities    Loans    Real Estate      Rights  Intangibles    Assets
                                  ($000)        ($000)       ($000)   ($000)         ($000)      ($000)        ($000)   ($000)
Short Name                           MRQ           MRQ          MRQ      MRQ            MRQ         MRQ           MRQ      MRQ
Albion Banc Corp.                 59,860        10,135        3,855   46,970            151           0             0    2,604
AmTrust Capital Corp.             72,108        16,975           NA   51,166             43          12            79    3,234
CKF Bancorp, Inc.                 59,898         6,060            7   52,823              0           0             0    1,015
Crazy Woman Creek Bancorp         51,517        24,617        8,238   25,859              0           0             0    1,041
CSB Financial Group, Inc.         41,524        17,909           NA   22,887              0           0             0      728
GFSB Bancorp, Inc.                79,708        37,535       29,274   41,148              0          NA             0    1,025
Joachim Bancorp, Inc.             36,127        11,838          102   23,598              0           0             0      691
Mid-Coast Bancorp, Inc.           55,956         7,909          694   45,725            144           0             0    2,054
Mississippi View Holding Co.      69,322        25,244        5,349   41,975              0           0             0    1,939
NS&L Bancorp, Inc.                57,288        26,168        5,607       NA              0           0             0    1,405
S. Carolina Community Bancshrs    43,232         8,763           58       NA            249          NA             0      898

Maximum                           79,708        37,535       29,274   52,823            249          12            79    3,234
Minimum                           36,127         6,060            7   22,887              0           0             0      691
Average                           56,958        17,559        5,909   39,128             53           1             7    1,512
Median                            57,288        16,975        3,855   41,975              0           0             0    1,041

                                            Total
                                         Deposits
                                           ($000)
Short Name                                    MRQ
Albion Banc Corp.                          47,104
AmTrust Capital Corp.                      47,236
CKF Bancorp, Inc.                          43,486
Crazy Woman Creek Bancorp                  29,381
CSB Financial Group, Inc.                  28,465
GFSB Bancorp, Inc.                         48,000
Joachim Bancorp, Inc.                      24,725
Mid-Coast Bancorp, Inc.                    42,650
Mississippi View Holding Co.               55,988
NS&L Bancorp, Inc.                         42,997
S. Carolina Community Bancshrs             30,318

Maximum                                    55,988
Minimum                                    24,725
Average                                    40,032
Median                                     42,997


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT II.6 - COMPARATIVES BALANCE SHEETS
-------------------


                                       Total     Subordinated          Other          Total   Preferred   Common    Total
                                  Borrowings             Debt    Liabilities    Liabilities      Equity   Equity   Equity
                                      ($000)           ($000)         ($000)         ($000)      ($000)   ($000)   ($000)
Short Name                               MRQ              MRQ            MRQ            MRQ         MRQ      MRQ      MRQ
Albion Banc Corp.                      6,282                0            707         54,093           0    5,767    5,767
AmTrust Capital Corp.                 16,899                0            825         64,960           0    7,148    7,148
CKF Bancorp, Inc.                        261                0          1,047         44,794           0   15,104   15,104
Crazy Woman Creek Bancorp              6,113                0            554         36,048           0   15,469   15,469
CSB Financial Group, Inc.                  0                0            222         28,687           0   12,837   12,837
GFSB Bancorp, Inc.                    15,946                0          1,017         64,963           0   14,745   14,745
Joachim Bancorp, Inc.                      0                0            721         25,446           0   10,681   10,681
Mid-Coast Bancorp, Inc.                7,940                0            451         51,041           0    4,915    4,915
Mississippi View Holding Co.               0                0            582         56,570           0   12,752   12,752
NS&L Bancorp, Inc.                         0                0            940         43,937           0   13,351   13,351
S. Carolina Community Bancshrs             0                0            528         30,846           0   12,386   12,386

Maximum                               16,899                0          1,047         64,963           0   15,469   15,469
Minimum                                    0                0            222         25,446           0    4,915    4,915
Average                                4,858                0            690         45,580           0   11,378   11,378
Median                                   261                0            707         44,794           0   12,752   12,752
                                             Regulatory
                                               Tangible
                                                Capital
                                                 ($000)
Short Name                                          MRQ
Albion Banc Corp.                                 4,869
AmTrust Capital Corp.                             7,100
CKF Bancorp, Inc.                                12,441
Crazy Woman Creek Bancorp                        10,550
CSB Financial Group, Inc.                            NA
GFSB Bancorp, Inc.                                   NA
Joachim Bancorp, Inc.                             7,346
Mid-Coast Bancorp, Inc.                           4,803
Mississippi View Holding Co.                     10,646
NS&L Bancorp, Inc.                               10,240
S. Carolina Community Bancshrs                       NA

Maximum                                          12,441
Minimum                                           4,803
Average                                           8,499
Median                                            8,793


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP      EXHIBIT II.6 - COMPARATIVES BALANCE SHEETS
-------------------

                                  Regulatory   Regulatory
                                        Core        Total    Tangible           Core      Risk-Based     NPAs/    Reserves/
                                     Capital      Capital    Capital/       Capital/        Capital/    Assets       Assets
                                      ($000)       ($000)    Tangible   Adj Tangible    Risk-Weightd       (%)          (%)
Short Name                               MRQ          MRQ  Assets (%)     Assets (%)      Assets (%)       MRQ          MRQ
Albion Banc Corp.                      4,869        5,178        8.8             8.8            17.2      0.37         0.52
AmTrust Capital Corp.                  7,100        7,500       10.0            10.0            16.7      2.58         0.69
CKF Bancorp, Inc.                     12,441       12,559       21.0            21.0            34.9      0.57         0.20
Crazy Woman Creek Bancorp             10,550       10,808       20.8            20.8            52.7      0.12         0.54
CSB Financial Group, Inc.                 NA           NA         NA              NA              NA        NA         0.26
GFSB Bancorp, Inc.                        NA           NA       15.7            15.7            35.5      0.25         0.39
Joachim Bancorp, Inc.                  7,346        7,421       21.9            21.9            45.5      0.33         0.21
Mid-Coast Bancorp, Inc.                4,803        5,080        8.9             8.9            16.1      0.41         0.50
Mississippi View Holding Co.          10,646       11,069       15.4            15.4            33.0      0.46         1.27
NS&L Bancorp, Inc.                    10,240       10,284       18.6            18.6            49.6         -         0.08
S. Carolina Community Bancshrs            NA           NA       24.0            24.0            53.1        NA         0.68

Maximum                               12,441       12,559       24.0            24.0            53.1      2.58         1.27
Minimum                                4,803        5,080        8.8             8.8            16.1         -         0.08
Average                                8,499        8,737       16.5            16.5            35.4      0.57         0.49
Median                                 8,793        8,892       17.2            17.2            35.2      0.37         0.50
                                   Loan Loss
                                   Reserves/
                                        NPLs
                                         (%)
Short Name                               MRQ
Albion Banc Corp.                     278.38
AmTrust Capital Corp.                  27.22
CKF Bancorp, Inc.                      34.71
Crazy Woman Creek Bancorp             452.46
CSB Financial Group, Inc.                 NA
GFSB Bancorp, Inc.                    159.18
Joachim Bancorp, Inc.                  63.87
Mid-Coast Bancorp, Inc.               322.09
Mississippi View Holding Co.          273.21
NS&L Bancorp, Inc.                        NM
S. Carolina Community Bancshrs            NA

Maximum                               452.46
Minimum                                27.22
Average                               201.39
Median                                216.20


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP              EXHIBIT II.6 - COMPARATIVES BALANCE SHEETS
-------------------

                                       Publicly      Tangible  Earn Assets/     Full-Time        Loans                     Cash and
                                       Reported  Publicly Rep   Int Bearing    Equivalent     Serviced       MBS/     Inv.(ex MBS)/
                                     Book Value    Book Value   Liabilities     Employees   For Others     Assets            Assets
                                            ($)           ($)           (%)      (Actual)       ($000)        (%)               (%)
Short Name                                  MRQ           MRQ           MRQ           MRQ          MRQ        MRQ               MRQ
Albion Banc Corp.                         23.06         23.06        109.77            26       11,367       6.44             10.49
AmTrust Capital Corp.                     13.39         13.39        107.16            28       28,000         NA                NA
CKF Bancorp, Inc.                         16.80         16.80        135.55             8            0       0.01             10.11
Crazy Woman Creek Bancorp                 14.62         14.62        143.21            10           81      15.99             31.79
CSB Financial Group, Inc.                 12.40         12.40        143.36            NA           NA         NA                NA
GFSB Bancorp, Inc.                        16.36         16.36        124.97            NA            0      36.73             10.36
Joachim Bancorp, Inc.                     14.05         14.05        140.16            13            0       0.28             32.49
Mid-Coast Bancorp, Inc.                   21.36         21.36        105.84            22        6,993       1.24             12.89
Mississippi View Holding Co.              14.02         14.02        120.88            21            0       7.72             28.70
NS&L Bancorp, Inc.                        15.83         15.83        130.01            16            0       9.79             35.89
S.Carolina Community Bancshrs             16.84         16.84        138.41            NA           NA       0.13             20.14

Maximum                                   23.06         23.06        143.36            28       28,000      36.73             35.89
Minimum                                   12.40         12.40        105.84             8            0       0.01             10.11
Average                                   16.25         16.25        127.21            18        5,160       8.70             21.43
Median                                    15.83         15.83        130.01            19            0       6.44             20.14


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & F&C CO., LLP       EXHIBIT II.7 - COMPARATIVES RISK CHARACTERISTICS
-----------------------

                                            NPAs + Loans
                                   NPAs/    90+ Pst Due/     NPAs/    Reserves/    Reserves/
                                  Assets          Assets    Equity        Loans         NPAs
                                     (%)             (%)       (%)          (%)          (%)
Short Name                           MRQ             MRQ       MRQ          MRQ          MRQ
Albion Banc Corp.                   0.37            0.37      3.83         0.65       139.82
AmTrust Capital Corp.               2.58            2.58     25.99         0.95        26.59
CKF Bancorp, Inc.                   0.57            1.47      2.25         0.22        34.71
Crazy Woman Creek Bancorp           0.12            0.12      0.39         1.06       452.46
CSB Financial Group, Inc.             NA            0.70        NA         0.47           NA
GFSB Bancorp, Inc.                  0.25            0.25      1.33         0.75       159.18
Joachim Bancorp, Inc.               0.33            0.33      1.11         0.32        63.87
Mid-Coast Bancorp, Inc.             0.41            0.41      4.68         0.60       120.43
Mississippi View Holding Co.        0.46            0.51      2.52         2.04       273.21
NS&L Bancorp, Inc.                  0.00            0.02      0.00         0.14           NM
S. Carolina Community Bancshrs        NA              NA        NA         0.87           NA

Maximum                             2.58            2.58     25.99         2.04       452.46
Minimum                             0.00            0.02      0.00         0.14        26.59
Average                             0.57            0.68      4.68         0.73       158.78
Median                              0.37            0.39      2.25         0.65       130.13


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP          EXHIBIT II.7 - COMPARATIVES RISK CHARACTERISTICS
-------------------

                                     Net Loan               Intangible     One Year             Earn Assets/
                                  Chargeoffs/    Loans/        Assets/    Cum Gap/        Net    Int Bearing
                                    Avg Loans    Assets         Equity      Assets      Loans    Liabilities
                                          (%)       (%)            (%)         (%)     ($000)            (%)
Short Name                                MRQ       MRQ            MRQ         MRY        MRQ            MRQ
Albion Banc Corp.                        0.09     78.98          0.00          NA      46,970         109.77
AmTrust Capital Corp.                    0.00     72.47          1.11          NA      51,166         107.16
CKF Bancorp, Inc.                        0.00     88.39          0.00          NA      52,823         135.55
Crazy Woman Creek Bancorp                0.14     50.73          0.00          NA      25,859         143.21
CSB Financial Group, Inc.                0.39     55.38          0.00          NA      22,887         143.36
GFSB Bancorp, Inc.                       0.02     52.01          0.00          NA      41,148         124.97
Joachim Bancorp, Inc.                    0.00     65.53          0.00          NA      23,598         140.16
Mid-Coast Bancorp, Inc.                 (0.02)    82.43          0.00      (11.49)     45,725         105.84
Mississippi View Holding Co.             0.05     62.05          0.00          NA      41,975         120.88
NS&L Bancorp, Inc.                       0.00     51.94          0.00          NA          NA         130.01
S. Carolina Community Bancshrs           0.00     77.75          0.00      (32.71)         NA         138.41

Maximum                                  0.39     88.39          1.11      (11.49)     52,823         143.36
Minimum                                 (0.02)    50.73          0.00      (32.71)     22,887         105.84
Average                                  0.06     67.06          0.10      (22.10)     39,128         127.21
Median                                   0.00     65.53          0.00      (22.10)     41,975         130.01


SOURCE: SNL & F&C CALCULATIONS

                                  EXHIBIT III

FERGUSON & CO., LLP               EXHIBIT III
-------------------


ROCKY FORD FS&LA OF COLORADO
ROCKY FORD, CO
                                        FINANCIAL HIGHLIGHTS

                                   1993    1994     1995   YTD 6/96
                                    (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      20,032  19,104   19,699    20,310
% Change in Assets                  2.50   (4.63)    3.11      3.10
Total Loans                       10,722  10,513   11,360    11,846
Deposits                          17,671  16,547   16,662    17,209
Broker Originated Deposits             -       -        -         -

CAPITAL:
Equity Capital                     2,081   2,261    2,622     2,763
Tangible Capital                   2,081   2,261    2,528     2,614
Core Capital                       2,081   2,261    2,528     2,614
Risk-Based Capital                 2,112   2,286    2,588     2,674
Equity Capital/Total Assets        10.39   11.84    13.31     13.60
Core Capital/Risk Based Assets     31.53   36.24    37.75     34.24
Core Capital/Adj Tang Assets       10.39   11.84    12.89     12.97
Tangible Cap/Tangible Assets       10.39   11.84    12.89     12.97
Risk-Based Cap/Risk-Wt Assets      32.00   36.64    38.65     35.03

PROFITABILITY:
Net Income(Loss)                     317     276      220        87
Ret on Avg Assets Bef Ext Item      1.60    1.41     1.14      0.87
Net Interest Income/Avg Assets      4.12    4.06     3.69      3.36
Noninterest Income/Avg Assets       0.45    0.40     0.41      0.40
Noninterest Expense/Avg Assets      2.18    2.15     2.37      2.34
Yield/Cost Spread                   3.97    3.84     3.26      2.92

LIQUIDITY:
Int Earn Assets/Int Bear Liab     109.30  111.85   113.33    114.09
Brokered Deposits/Tot Deposits         -       -        -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          -    0.28     0.65      0.62
Nonaccrual Loans/Gross Loans           -       -        -         -
Nonaccrual Lns/Ln Loss Reserve         -       -        -         -
Repos Assets/Tot Assets                -    0.13     0.19      0.19
Net Chrg-Off/Av Adj Lns                -    0.18        -         -
Nonmtg 1-4 Constr&Conv Lns/TA       0.86    0.72     0.60      1.80


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP                   EXHIBIT III
-------------------

SELECTED PEER GROUP RATIOS & RANKINGS

                                         1993    1994    1995    YTD 6/96
Peer Group Category                          1       1       1          1

CAPITAL:
Equity Capital/Total Assets              10.39   11.84   13.31      13.60
Peer Group Percentile                       62      57      68         67
Core Cap/Adj Tangible Assets             10.39   11.84   12.89      12.97
Peer Group Percentile                       63      58      67         66
Tangible Cap/Tangible Assets             10.39   11.84   12.89      12.97
Peer Group Percentile                       63      58      67         66
Risk-Based Cap/Risk-Wt Assets            32.00   36.64   38.65      35.03
Peer Group Percentile                       75      77      82         74

ASSET QUALITY:
Risk Assets/Total Assets                  0.92    1.07    0.88       1.09
Peer Group Percentile                       83      73      83         81
Risk Weighted Assts/Tot Assts            32.95   32.66   33.99      37.59
Peer Group Percentile                       87      90      87         82
Nonaccrual Loans/Gross Loans                 -       -       -          -
Peer Group Percentile                      100     100     100        100
Repos Assets/Tot Assets                      -    0.13    0.19       0.19
Peer Group Percentile                      100      26      24         22
90+ Day Del Loans/Gross Loans                -    0.05    0.32       0.30
Peer Group Percentile                      100      47      37         38
90Day P Due+NonAccr-(1-4)/LLR                -       -       -          -
Peer Group Percentile                      100     100     100        100

LIQUIDITY:
Avg Reg Liquidity Ratio                  35.55   34.51   29.95      27.81
Peer Group Percentile                       84      86      79         71

PROFITABILITY:
Ret on Avg Assets Bef Ext Item            1.60    1.41    1.14       0.87
Peer Group Percentile                       89      87      89         73
Return on Equity Capital                 15.23   12.21    8.39       6.30
Peer Group Percentile                       79      87      81         62
Int Earn Assets/Int Bear Liab           109.30  111.85  113.33     114.09
Peer Group Percentile                       64      62      67         73
Yield on Earning Assts                    8.10    7.78    8.29       7.71
Peer Group Percentile                       76      73      78         56
Cost of Funds                             4.13    3.93    5.03       4.79
Peer Group Percentile                       38      40      28         50
Yield/Cost Spread                         3.97    3.84    3.26       2.92
Peer Group Percentile                       74      70      54         47


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP               EXHIBIT III
-------------------

ROCKY FORD FS&LA OF COLORADO
ROCKY FORD, CO
                                         FINANCIAL HIGHLIGHTS

                                  9/30/95  12/31/95  3/31/96  6/30/96
                                     (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                       19,569    19,699   20,033   20,310
% Change in Assets                   1.67      0.66     1.70     1.38
Total Loans                        11,128    11,360   11,711   11,846
Deposits                           16,702    16,662   16,953   17,209
Broker Originated Deposits              -         -        -        -

CAPITAL:
Equity Capital                      2,432     2,622    2,662    2,763
Tangible Capital                    2,432     2,528    2,662    2,614
Core Capital                        2,432     2,528    2,662    2,614
Risk-Based Capital                  2,510     2,588    2,722    2,674
Equity Capital/Total Assets         12.43     13.31    13.29    13.60
Core Capital/Risk Based Assets      37.13     37.75    38.29    34.24
Core Capital/Adj Tang Assets        12.43     12.89    13.29    12.97
Tangible Cap/Tangible Assets        12.43     12.89    13.29    12.97
Risk-Based Cap/Risk-Wt Assets       38.32     38.65    39.15    35.03

PROFITABILITY:
Net Income(Loss)                       47        49       40       47
Ret on Avg Assets Bef Ext Item       0.97      1.00     0.81     0.93
Net Interest Income/Avg Assets       3.46      3.28     3.34     3.37
Noninterest Income/Avg Assets        0.45      0.39     0.36     0.44
Noninterest Expense/Avg Assets       2.43      2.16     2.36     2.32
Yield/Cost Spread                    3.04      2.85     2.92     2.92

LIQUIDITY:
Int Earn Assets/Int Bear Liab      112.93    113.33   113.80   114.09
Brokered Deposits/Tot Deposits          -         -        -        -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO           -      0.65     0.63     0.62
Nonaccrual Loans/Gross Loans            -         -     0.31        -
Nonaccrual Lns/Ln Loss Reserve          -         -    60.00        -
Repos Assets/Tot Assets                 -      0.19     0.19     0.19
Net Chrg-Off/Av Adj Lns                 -         -        -        -
Nonmtg 1-4 Constr&Conv Lns/TA        2.51      2.42     3.89     3.60


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP           EXHIBIT III
-------------------

SELECTED PEER GROUP RATIOS & RANKINGS

                                         9/30/95  12/31/95  3/31/96  6/30/96
Peer Group Category                            1         1        1        1

CAPITAL:
Equity Capital/Total Assets                12.43     13.31    13.29    13.60
Peer Group Percentile                         63        68       67       67
Core Cap/Adj Tangible Assets               12.43     12.89    13.29    12.97
Peer Group Percentile                         63        67       69       66
Tangible Cap/Tangible Assets               12.43     12.89    13.29    12.97
Peer Group Percentile                         63        67       69       66
Risk-Based Cap/Risk-Wt Assets              38.32     38.65    39.15    35.03
Peer Group Percentile                         80        82       82       74

ASSET QUALITY:
Risk Assets/Total Assets                    0.72      0.88     1.23     1.09
Peer Group Percentile                         84        83       79       81
Risk Weighted Assts/Tot Assts              33.47     33.99    34.70    37.59
Peer Group Percentile                         87        87       86       82
Nonaccrual Loans/Gross Loans                   -         -     0.31        -
Peer Group Percentile                        100       100       33      100
Repos Assets/Tot Assets                        -      0.19     0.19     0.19
Peer Group Percentile                        100        24       27       22
90+ Day Del Loans/Gross Loans                  -      0.32        -     0.30
Peer Group Percentile                        100        37      100       38
90Day P Due+NonAccr-(1-4)/LLR                  -         -        -        -
Peer Group Percentile                        100       100      100      100

LIQUIDITY:
Avg Reg Liquidity Ratio                    33.43     29.95    29.27    27.81
Peer Group Percentile                         80        79       76       71

PROFITABILITY:
Ret on Avg Assets Bef Ext Item              0.97      1.00     0.81     0.93
Peer Group Percentile                         76        80       74       67
Return on Equity Capital                    7.73      7.48     6.01     6.80
Peer Group Percentile                         78        75       69       54
Int Earn Assets/Int Bear Liab             112.93    113.33   113.80   114.09
Peer Group Percentile                         65        67       70       73
Yield on Earning Assts                      7.93      7.84     7.73     7.69
Peer Group Percentile                         59        50       53       51
Cost of Funds                               4.88      4.99     4.81     4.76
Peer Group Percentile                         46        45       52       47
Yield/Cost Spread                           3.04      2.85     2.92     2.92
Peer Group Percentile                         53        45       49       45


SOURCE: TAFS, BY SHESHUNOFF

                                  EXHIBIT IV

FERGUSON & CO., LLP                EXHIBIT IV
-------------------

ALBION FS&LA
ALBION, NY
ALBC                                        FINANCIAL HIGHLIGHTS
----

                                      1993     1994    1995    YTD 6/96
                                        (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                          50,282   55,371  56,264    57,115
% Change in Assets                     21.69    10.12    1.61      1.51
Total Loans                           39,666   47,042  44,124    47,024
Deposits                              36,310   38,494  46,432    47,403
Broker Originated Deposits               -        -       -         -

CAPITAL:
Equity Capital                         4,390    4,787   4,992     5,069
Tangible Capital                       4,390    4,787   4,916     5,030
Core Capital                           4,390    4,787   4,916     5,030
Risk-Based Capital                     4,494    5,011   5,160     5,273
Equity Capital/Total Assets             8.73     8.65    8.87      8.88
Core Capital/Risk Based Assets         16.97    15.63   16.39     16.42
Core Capital/Adj Tang Assets            8.73     8.65    8.75      8.81
Tangible Cap/Tangible Assets            8.73     8.65    8.75      8.81
Risk-Based Cap/Risk-Wt Assets          17.37    16.36   17.20     17.22

PROFITABILITY:
Net Income(Loss)                         392      357     169        90
Ret on Avg Assets Bef Ext Item          0.86     0.68    0.29      0.32
Net Interest Income/Avg Assets          3.51     3.83    3.27      3.41
Noninterest Income/Avg Assets           0.49     0.32    0.37      0.50
Noninterest Expense/Avg Assets          2.69     2.90    3.12      3.41
Yield/Cost Spread                       3.40     3.79    3.28      3.55

LIQUIDITY:
Int Earn Assets/Int Bear Liab         109.29   108.07  105.09    104.06
Brokered Deposits/Tot Deposits           -        -       -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO           1.04     0.64    0.82      1.33
Nonaccrual Loans/Gross Loans            0.86     0.46    0.73      0.52
Nonaccrual Lns/Ln Loss Reserve        281.30    99.11  131.97    100.82
Repos Assets/Tot Assets                 0.07     0.06    0.04      0.34
Net Chrg-Off/Av Adj Lns                (0.02)    0.07    0.02      0.08
Nonmtg 1-4 Constr&Conv Lns/TA           4.40     4.70    4.51      9.08


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP                     EXHIBIT IV
-------------------

AMERICANTRUST FSB
PERU, IN
ATSB                                    FINANCIAL HIGHLIGHTS
----

                                  1993    1994    1995    YTD 6/96
                                    (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      58,041  66,235  73,614    71,763
% Change in Assets                  7.96   14.12   11.14     (2.51)
Total Loans                       44,205  47,372  51,350    51,668
Deposits                          49,882  50,260  51,668    44,645
Broker Originated Deposits           -       -       -         -

CAPITAL:
Equity Capital                     3,493   3,651   7,171     7,139
Tangible Capital                   3,493   3,651   7,171     7,139
Core Capital                       3,493   3,651   7,171     7,139
Risk-Based Capital                 3,574   4,054   7,171     7,139
Equity Capital/Total Assets         6.02    5.51    9.74      9.95
Core Capital/Risk Based Assets     10.39    8.97   16.92     16.73
Core Capital/Adj Tang Assets        6.02    5.52    9.74      9.95
Tangible Cap/Tangible Assets        6.02    5.52    9.74      9.95
Risk-Based Cap/Risk-Wt Assets      10.63    9.96   16.92     16.73

PROFITABILITY:
Net Income(Loss)                     774     246     226       238
Ret on Avg Assets Bef Ext Item      1.38    0.40    0.34      0.65
Net Interest Income/Avg Assets      3.75    3.11    2.67      2.81
Noninterest Income/Avg Assets       0.72    0.71    0.78      1.28
Noninterest Expense/Avg Assets      2.53    2.85    2.87      2.67
Yield/Cost Spread                   3.94    3.31    2.58      2.81

LIQUIDITY:
Int Earn Assets/Int Bear Liab     100.75   99.77  103.85    102.74
Brokered Deposits/Tot Deposits       -       -       -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       2.48    1.94    2.20      1.88
Nonaccrual Loans/Gross Loans        0.23    0.21    0.62      0.17
Nonaccrual Lns/Ln Loss Reserve     41.22   23.00   89.80     18.02
Repos Assets/Tot Assets             0.07       -       -      0.06
Net Chrg-Off/Av Adj Lns             0.07       -    0.11         -
Nonmtg 1-4 Constr&Conv Lns/TA       7.57    4.38    3.52      7.57


SOURCE : TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP                     EXHIBIT IV
-------------------

CENTRAL KENTUCKY FSB
DANVILLE, KY
CKFB                                    FINANCIAL HIGHLIGHTS
----

                                   1993    1994    1995   YTD 6/96
                                    (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      50,050  56,377  56,545    58,739
% Change in Assets                  3.51   12.64    0.30      3.88
Total Loans                       41,974  45,441  49,997    54,113
Deposits                          43,599  44,273  43,126    44,906
Broker Originated Deposits             -       -       -         -

CAPITAL:
Equity Capital                     5,664  11,290  12,295    12,748
Tangible Capital                   5,664  10,989  11,781    12,220
Core Capital                       5,664  10,989  11,781    12,220
Risk-Based Capital                 5,740  11,065  11,881    12,332
Equity Capital/Total Assets        11.32   20.03   21.74     21.70
Core Capital/Risk Based Assets     21.41   39.04   33.63     34.63
Core Capital/Adj Tang Assets       11.32   19.65   21.03     20.99
Tangible Cap/Tangible Assets       11.32   19.65   21.03     20.99
Risk-Based Cap/Risk-Wt Assets      21.70   39.31   33.92     34.94

PROFITABILITY:
Net Income(Loss)                     560     542     764       414
Ret on Avg Assets Bef Ext Item      1.29    1.02    1.37      1.42
Net Interest Income/Avg Assets      3.21    2.98    3.87      3.70
Noninterest Income/Avg Assets       0.16    0.16    0.16      0.16
Noninterest Expense/Avg Assets      1.35    1.60    1.89      1.77
Yield/Cost Spread                   2.93    2.46    3.11      2.87

LIQUIDITY:
Int Earn Assets/Int Bear Liab     110.09  123.66  125.92    126.85
Brokered Deposits/Tot Deposits         -       -       -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       1.41    1.48    1.09      1.63
Nonaccrual Loans/Gross Loans        0.25       -    0.00      0.63
Nonaccrual Lns/Ln Loss Reserve    136.84       -    2.00    310.71
Repos Assets/Tot Assets             0.07       -       -         -
Net Chrg-Off/Av Adj Lns                -       -       -         -
Nonmtg 1-4 Constr&Conv Lns/TA      10.59   10.51   13.09     29.61


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP                     EXHIBIT IV
-------------------


BUFFALO FS&LA
BUFFALO, WY
CRZY                                     FINANCIAL HIGHLIGHTS
----

                                   1993    1994     1995    YTD 6/96
                                     (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      33,015  35,836   38,217     50,327
% Change in Assets                  2.46    8.54     6.64      31.69
Total Loans                       20,718  23,177   23,907     25,701
Deposits                          26,510  29,114   29,028     28,518
Broker Originated Deposits             -       -        -          -

CAPITAL:
Equity Capital                     5,134   5,513    5,982     10,346
Tangible Capital                   5,134   5,513    5,961     10,525
Core Capital                       5,134   5,513    5,961     10,525
Risk-Based Capital                 5,272   5,607    6,185     10,781
Equity Capital/Total Assets        15.55   15.38    15.65      20.56
Core Capital/Risk Based Assets     32.35   32.02    33.42      51.40
Core Capital/Adj Tang Assets       15.55   15.38    15.61      20.80
Tangible Cap/Tangible Assets       15.55   15.38    15.61      20.80
Risk-Based Cap/Risk-Wt Assets      33.22   32.56    34.67      52.65

PROFITABILITY:
Net Income(Loss)                     498     465      395        127
Ret on Avg Assets Bef Ext Item      1.53    1.35     1.07       0.53
Net Interest Income/Avg Assets      3.96    3.93     3.29       2.85
Noninterest Income/Avg Assets       0.21    0.56     0.54       0.26
Noninterest Expense/Avg Assets      2.35    2.41     2.27       2.24
Yield/Cost Spread                   3.57    3.52     2.70       2.05

LIQUIDITY:
Int Earn Assets/Int Bear Liab     114.74  116.28   116.44     123.58
Brokered Deposits/Tot Deposits         -       -        -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       4.07    0.01     0.33       0.54
Nonaccrual Loans/Gross Loans        1.17    0.01     0.33       0.53
Nonaccrual Lns/Ln Loss Reserve    104.66    1.40    28.57      49.12
Repos Assets/Tot Assets             1.53       -        -          -
Net Chrg-Off/Av Adj Lns             0.46   (0.09)   (0.10)     (0.05)
Nonmtg 1-4 Constr&Conv Lns/TA       8.50    8.83     6.73       9.51


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP               EXHIBIT IV
-------------------


CENTRALIA SVGS BK
CENTRALIA, IL
CSBF                                   FINANCIAL HIGHLIGHTS
----

                                  1993      1994     1995   YTD 6/96
                                          ($'S IN THOUSANDS)
BALANCE SHEET:
Total Assets                     34,134    33,660   37,826    38,096
% Change in Assets                    -     (1.39)   12.38      0.71
Securities-Book Value            12,030    14,697   12,740    13,253
Securities-Fair Value            12,774    14,363   12,871    13,253
Total Loans & Leases             17,756    17,360   20,890    22,994
Total Deposits                   28,961    28,053   28,357    28,587
Loan/Deposit Ratio                61.31     61.88    73.67     80.44
Provision for Loan Losses            24        48       96        22

CAPITAL:
Equity Capital                    4,945     5,352    8,562     8,660
Total Qualifying Capital(Est)     5,005     5,448    8,639     8,817
Equity Capital/Average Assets     14.49     15.79    23.41     22.87
Tot Qual Cap/Rk Bsd Asts(Est)     42.13     46.46    55.30     53.04
Tier 1 Cap/Rsk Bsed Asts(Est)     41.62     45.73    54.41     52.39
T1 Cap/Avg Assets(Lev Est)        14.53     16.08    21.09     22.95
Dividends Declared/Net Income         -         -        -         -

PROFITABILITY:
Net Income(Loss)                    464       419      282       192
Return on Average Assets           1.36      1.24     0.77      1.01
Return on Average Equity Cap       9.38      8.14     4.79      4.47
Net Interest Margin                4.48      4.08     3.87      3.83
Net Int Income/Avg Assets          4.39      3.99     3.54      3.52
Noninterest Income/Avg Assets      0.18      0.17     0.19      0.22
Noninterest Exp/Avg Assets         1.81      2.07     2.15      2.12

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE            0.29      1.53     1.62      1.25
NPA's/Equity + LLR                 1.02      4.87     3.90      3.28
LLR/Nonperf & Restrcd Lns        117.65     33.20    41.30     37.50
Foreclosed RE/Total Assets            -      0.02        -         -
90+ Day Del Loans/Total Loans      0.29      1.49     0.03      0.23
Loan Loss Reserves/Total Lns       0.34      0.50     0.67      0.47
Net Charge-Offs/Average Loans      0.06      0.13     0.22      0.51
Dom Risk R/E Lns/Tot Dom Lns       5.08      3.96     8.36     10.05

LIQUIDITY:
Brokered Dep/Total Dom Deps           -         -        -         -
$100M+ Time Dep/Total Dom Dep      5.31      6.76     5.22      5.52
Int Earn Assets/Int Bear Liab    116.72    118.73   130.07    129.84
Pledged Sec/Total Sec                 -         -        -         -
Fair Value Sec/Amort Cost Sec    106.18     97.63   101.84     99.51


SOURCE: BANKSOURCE, BY SHESHUNOFF

FERGUSON & CO., LLP           EXHIBIT IV
-------------------

GALLUP FSB
GALLUP, NM
GUPB                                    FINANCIAL HIGHLIGHTS
----

                                  1993     1994    1995    YTD 6/96
                                    (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      41,055   44,032  66,826    73,855
% Change in Assets                 (1.62)    7.25   51.77     10.52
Total Loans                       27,302   30,224  34,104    38,934
Deposits                          34,641   36,950  39,772    46,177
Broker Originated Deposits             -        -       -         -

CAPITAL:
Equity Capital                     6,195    6,676  12,290    11,722
Tangible Capital                   6,195    6,676  12,078    11,595
Core Capital                       6,195    6,676  12,078    11,595
Risk-Based Capital                 6,399    6,894  11,926    11,353
Equity Capital/Total Assets        15.09    15.16   18.39     15.87
Core Capital/Risk Based Assets     33.93    31.08   48.98     36.28
Core Capital/Adj Tang Assets       15.09    15.16   18.19     15.73
Tangible Cap/Tangible Assets       15.09    15.16   18.19     15.73
Risk-Based Cap/Risk-Wt Assets      35.05    32.10   48.36     35.53

PROFITABILITY:
Net Income(Loss)                     575      588     721       355
Ret on Avg Assets Bef Ext Item      1.39     1.38    1.38      1.01
Net Interest Income/Avg Assets      3.79     4.19    3.98      3.17
Noninterest Income/Avg Assets       0.13     0.13    0.13      0.11
Noninterest Expense/Avg Assets      1.60     2.17    1.89      1.67
Yield/Cost Spread                   3.28     3.76    3.19      2.54

LIQUIDITY:
Int Earn Assets/Int Bear Liab     114.90   114.99  120.11    114.56
Brokered Deposits/Tot Deposits         -        -       -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.87     0.30    0.09      0.38
Nonaccrual Loans/Gross Loans        0.16        -       -      0.36
Nonaccrual Lns/Ln Loss Reserve     21.08        -       -     48.22
Repos Assets/Tot Assets             0.24     0.09       -         -
Net Chrg-Off/Av Adj Lns             0.01        -    0.10      0.01
Nonmtg 1-4 Constr&Conv Lns/TA       5.25    10.14    7.91     26.68


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP                          EXHIBIT IV
-------------------

JOACHIM FS&LA
DE SOTO, MO
JOAC                                     FINANCIAL HIGHLIGHTS
----

                                   1993     1994     1995   YTD 6/96
                                     (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      31,101   29,034   33,539    33,643
% Change in Assets                 (0.22)   (6.65)   15.52      0.31
Total Loans                       22,939   22,242   21,968    22,914
Deposits                          26,904   24,652   25,345    25,255
Broker Originated Deposits             -        -        -         -

CAPITAL:
Equity Capital                     3,780    4,030    7,286     7,385
Tangible Capital                   3,780    4,030    7,286     7,385
Core Capital                       3,780    4,030    7,286     7,385
Risk-Based Capital                 3,827    4,088    7,356     7,459
Equity Capital/Total Assets        12.15    13.88    21.72     21.95
Core Capital/Risk Based Assets     21.68    25.83    44.85     45.04
Core Capital/Adj Tang Assets       12.16    13.88    21.73     21.94
Tangible Cap/Tangible Assets       12.16    13.88    21.73     21.94
Risk-Based Cap/Risk-Wt Assets      21.95    26.20    45.28     45.49

PROFITABILITY:
Net Income(Loss)                     255      251      210       106
Ret on Avg Assets Bef Ext Item      0.82     0.83     0.68      0.63
Net Interest Income/Avg Assets      3.74     3.77     3.56      3.66
Noninterest Income/Avg Assets       0.45     0.38     0.29      0.33
Noninterest Expense/Avg Assets      2.60     2.82     2.77      3.07
Yield/Cost Spread                   3.76     3.76     3.35      3.02

LIQUIDITY:
Int Earn Assets/Int Bear Liab     108.50   109.88   123.18    124.25
Brokered Deposits/Tot Deposits         -        -        -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       2.80     3.20     0.13      0.51
Nonaccrual Loans/Gross Loans        0.51     0.37     0.07      0.47
Nonaccrual Lns/Ln Loss Reserve    248.94   141.38    21.43    144.59
Repos Assets/Tot Assets             0.81     1.07        -         -
Net Chrg-Off/Av Adj Lns             0.01     0.02     0.02         -
Nonmtg 1-4 Constr&Conv Lns/TA       4.56     5.92     4.55     11.28


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP           EXHIBIT IV
-------------------

WALDOBORO BANK FSB
WALDOBORO, ME
MCBN                                    FINANCIAL HIGHLIGHTS
----

                                   1993    1994    1995   YTD 6/96
                                    (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      50,035  52,508  55,423    55,057
% Change in Assets                  7.49    4.94    5.55     (0.66)
Total Loans                       42,698  44,093  44,092    44,804
Deposits                          35,398  38,161  41,932    41,316
Broker Originated Deposits             -       -       -         -

CAPITAL:
Equity Capital                     4,212   4,472   4,857     4,877
Tangible Capital                   4,212   4,472   4,857     4,884
Core Capital                       4,212   4,472   4,857     4,884
Risk-Based Capital                 4,418   4,650   5,077     5,138
Equity Capital/Total Assets         8.42    8.52    8.76      8.86
Core Capital/Risk Based Assets     15.02   15.23   15.64     15.32
Core Capital/Adj Tang Assets        8.42    8.52    8.76      8.87
Tangible Cap/Tangible Assets        8.42    8.52    8.76      8.87
Risk-Based Cap/Risk-Wt Assets      15.76   15.84   16.35     16.11

PROFITABILITY:
Net Income(Loss)                     558     428     385       177
Ret on Avg Assets Bef Ext Item      1.06    0.83    0.71      0.65
Net Interest Income/Avg Assets      3.73    3.61    3.47      3.63
Noninterest Income/Avg Assets       0.44    0.36    0.41      0.45
Noninterest Expense/Avg Assets      2.32    2.43    2.66      2.87
Yield/Cost Spread                   3.61    3.57    3.44      3.67

LIQUIDITY:
Int Earn Assets/Int Bear Liab     105.48  104.69  104.43    102.77
Brokered Deposits/Tot Deposits         -       -       -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       1.77    1.00    1.39      0.77
Nonaccrual Loans/Gross Loans        1.63    0.24    1.19      0.22
Nonaccrual Lns/Ln Loss Reserve    328.11   59.55  240.00     39.76
Repos Assets/Tot Assets             0.10    0.65    0.16      0.45
Net Chrg-Off/Av Adj Lns             0.04    0.45    0.06      0.18
Nonmtg 1-4 Constr&Conv Lns/TA       6.13    8.01   10.06     22.53


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP                           EXHIBIT IV
-------------------

COMMUNITY FS&LA
LITTLE FALLS, MN
MIVI                                     FINANCIAL HIGHLIGHTS
----

                                   1993     1994     1995   YTD 6/96
                                     (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      64,942   62,111   69,212    69,324
% Change in Assets                 (2.47)   (4.36)   11.43      0.16
Total Loans                       44,315   44,310   43,438    42,390
Deposits                          58,783   55,312   54,689    56,025
Broker Originated Deposits           -        -        -         -

CAPITAL:
Equity Capital                     5,646    6,137   10,912    10,784
Tangible Capital                   5,634    6,043   10,692    10,647
Core Capital                       5,634    6,043   10,692    10,647
Risk-Based Capital                 5,985    6,419   11,092    11,069
Equity Capital/Total Assets         8.69     9.88    15.77     15.56
Core Capital/Risk Based Assets     17.01    18.90    32.13     31.78
Core Capital/Adj Tang Assets        8.68     9.74    15.50     15.39
Tangible Cap/Tangible Assets        8.68     9.74    15.50     15.39
Risk-Based Cap/Risk-Wt Assets      18.07    20.08    33.33     33.03

PROFITABILITY:
Net Income(Loss)                     748      414      837       379
Ret on Avg Assets Bef Ext Item      1.14     0.65     1.22      1.09
Net Interest Income/Avg Assets      3.25     3.40     3.63      3.46
Noninterest Income/Avg Assets       0.39     0.40     0.53      0.46
Noninterest Expense/Avg Assets      2.05     2.40     2.17      2.14
Yield/Cost Spread                   3.06     3.23     3.21      2.95

LIQUIDITY:
Int Earn Assets/Int Bear Liab     108.19   108.61   115.61    115.95
Brokered Deposits/Tot Deposits       -        -        -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.55     0.09     0.22      0.81
Nonaccrual Loans/Gross Loans        0.01     0.05      -        0.68
Nonaccrual Lns/Ln Loss Reserve      0.58     2.06      -       33.98
Repos Assets/Tot Assets             0.11      -       0.02     -
Net Chrg-Off/Av Adj Lns             0.19    (0.03)    0.33      0.03
Nonmtg 1-4 Constr&Conv Lns/TA       4.64     5.96     2.47      6.37


SOURCE: TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP               EXHIBIT IV
-------------------


NEOSHO S&LA, FA
NEOSHO, MO
NSLB                                     FINANCIAL HIGHLIGHTS
----

                                   1993     1994     1995    YTD 6/96
                                     (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                      52,078   49,738   53,156     55,069
% Change in Assets                 (0.43)   (4.49)    6.87       3.60
Total Loans                       22,758   25,095   28,013     29,866
Deposits                          46,092   43,274   41,964     43,398
Broker Originated Deposits             -        -        -          -

CAPITAL:
Equity Capital                     5,531    6,018    9,947     10,240
Tangible Capital                   5,531    6,018    9,947     10,240
Core Capital                       5,531    6,018    9,947     10,240
Risk-Based Capital                 5,552    6,036    9,945     10,284
Equity Capital/Total Assets        10.62    12.10    18.71      18.59
Core Capital/Risk Based Assets     31.27    34.70    51.58      49.36
Core Capital/Adj Tang Assets       10.62    12.10    18.71      18.59
Tangible Cap/Tangible Assets       10.62    12.10    18.71      18.59
Risk-Based Cap/Risk-Wt Assets      31.39    34.81    51.57      49.58

PROFITABILITY:
Net Income(Loss)                     590      471      471        226
Ret on Avg Assets Bef Ext Item      1.27     0.93     0.88       0.81
Net Interest Income/Avg Assets      3.32     3.04     2.95       2.88
Noninterest Income/Avg Assets       0.63     0.59     0.53       0.48
Noninterest Expense/Avg Assets      2.02     2.17     2.24       2.19
Yield/Cost Spread                   3.25     2.94     2.58       2.33

LIQUIDITY:
Int Earn Assets/Int Bear Liab     109.01   110.37   119.53     120.35
Brokered Deposits/Tot Deposits         -        -        -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO       0.08     0.04     0.12          -
Nonaccrual Loans/Gross Loans           -        -     0.12          -
Nonaccrual Lns/Ln Loss Reserve         -        -    89.74          -
Repos Assets/Tot Assets                -        -        -          -
Net Chrg-Off/Av Adj Lns                -        -    (0.02)         -
Nonmtg 1-4 Constr&Conv Lns/TA       0.53     0.42     0.33       0.28


SOURCE TAFS, BY SHESHUNOFF

FERGUSON & CO., LLP                    EXHIBIT IV
-------------------



COMMUNITY FS&LA
WINNSBORO, SC
SCCB                                     FINANCIAL HIGHLIGHTS
----

                                    1993    1994    1995   YTD 6/96
                                     (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        39,843  40,840  41,118    42,315
% Change in Assets                    0.15    2.50    0.68      2.91
Total Loans                         32,422  33,294  33,022    33,719
Deposits                            33,728  30,376  30,378    31,274
Broker Originated Deposits               -       -       -         -

CAPITAL:
Equity Capital                       5,766   9,424   9,906    10,168
Tangible Capital                     5,766   9,424   9,906    10,168
Core Capital                         5,766   9,424   9,906    10,168
Risk-Based Capital                   5,932   9,659  10,139    10,400
Equity Capital/Total Assets          14.47   23.08   24.09     24.03
Core Capital/Risk Based Assets       29.99   50.30   52.30     51.95
Core Capital/Adj Tang Assets         14.47   23.08   24.09     24.03
Tangible Cap/Tangible Assets         14.47   23.08   24.09     24.03
Risk-Based Cap/Risk-Wt Assets        30.85   51.55   53.53     53.14

PROFITABILITY:
Net Income(Loss)                       706     848     585       251
Ret on Avg Assets Bef Ext Item        1.77    2.10    1.43      1.20
Net Interest Income/Avg Assets        4.30    4.58    4.10      3.70
Noninterest Income/Avg Assets         0.17    0.32    0.18      0.23
Noninterest Expense/Avg Assets        1.25    1.42    1.98      1.94
Yield/Cost Spread                     3.99    4.08    3.14      2.67

LIQUIDITY:
Int Earn Assets/Int Bear Liab       113.14  127.21  128.04    128.73
Brokered Deposits/Tot Deposits           -       -       -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO         5.92    2.96    1.78      2.14
Nonaccrual Loans/Gross Loans          5.17    1.32    1.35      1.74
Nonaccrual Lns/Ln Loss Reserve    1,031.33  154.76  154.95    204.78
Repos Assets/Tot Assets               0.28    0.28    0.10      0.09
Net Chrg-Off/Av Adj Lns                  -       -       -         -
Nonmtg 1-4 Constr&Conv Lns/TA         6.05    5.59    5.45     12.31


SOURCE: TAFS, BY SHESHUNOFF

                                   EXHIBIT V

FERGUSON & CO., LLP           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                           Deposit                         Current    Current
                                                                           Insurance                         Stock     Market
                                                                           Agency                            Price      Value
Ticker    Short Name                      City              State  Region  (BIF/SAIF)  Exchange  IPO Date      ($)       ($M)
AADV      Advantage Bancorp, Inc.         Kenosha           WI     MW      SAIF        NASDAQ    03/23/92   31.875     108.14
ABBK      Abington Savings Bank           Abington          MA     NE      BIF         NASDAQ    06/10/86   19.625      37.03
ABCW      Anchor BanCorp Wisconsin        Madison           WI     MW      SAIF        NASDAQ    07/16/92   34.750     160.75
AFFFZ     America First Financial Fund    San Francisco     CA     WE      SAIF        NASDAQ          NA   29.375     176.56
AHM       Ahmanson & Company (H.F.)       Irwindale         CA     WE      SAIF        NYSE      10/25/72   31.500   3,323.13
ALBK      ALBANK Financial Corporation    Albany            NY     MA      SAIF        NASDAQ    04/01/92   31.000     405.81
AMFB      American Federal Bank, FSB      Greenville        SC     SE      SAIF        NASDAQ    01/19/89   19.000     208.44
ANBK      American National Bancorp       Baltimore         MD     MA      SAIF        NASDAQ    10/31/95   12.250      44.14
ANDB      Andover Bancorp, Inc.           Andover           MA     NE      BIF         NASDAQ    05/08/86   25.750     132.10
ASBI      Ameriana Bancorp                New Castle        IN     MW      SAIF        NASDAQ    03/02/87   15.625      51.22
ASFC      Astoria Financial Corporation   Lake Success      NY     MA      SAIF        NASDAQ    11/18/93   35.000     752.90
BANC      BankAtlantic Bancorp, Inc.      Fort Lauderdale   FL     SE      SAIF        NASDAQ    11/29/83   13.000     191.37
BDJI      First Federal Bancorporation    Bemidji           MN     MW      SAIF        NASDAQ    04/04/95   18.000      12.61
BFSB      Bedford Bancshares, Inc.        Bedford           VA     SE      SAIF        NASDAQ    08/22/94   18.000      20.59
BKC       American Bank of Connecticut    Waterbury         CT     NE      BIF         AMSE      12/01/81   28.750      65.86
BKCO      Bankers Corp.                   Perth Amboy       NJ     MA      BIF         NASDAQ    03/16/90   20.000     247.56
BKCT      Bancorp Connecticut, Inc.       Southington       CT     NE      BIF         NASDAQ    07/03/86   22.250      58.77
BKUNA     BankUnited Financial Corp.      Coral Gables      FL     SE      SAIF        NASDAQ    12/11/85    8.750      47.72
BSBC      Branford Savings Bank           Branford          CT     NE      BIF         NASDAQ    11/04/86    3.875      20.07
BVFS      Bay View Capital Corp.          San Mateo         CA     WE      SAIF        NASDAQ    05/09/86   41.500     275.57
CAFI      Camco Financial Corporation     Cambridge         OH     MW      SAIF        NASDAQ          NA   16.250      33.73
CAPS      Capital Savings Bancorp, Inc.   Jefferson City    MO     MW      SAIF        NASDAQ    12/29/93   14.000      26.26
CARV      Carver Bancorp, Inc.            New York          NY     MA      SAIF        NASDAQ    10/25/94    8.000      18.52
CASB      Cascade Financial Corp.         Everett           WA     WE      SAIF        NASDAQ    09/16/92   13.000      26.66
CASH      First Midwest Financial, Inc.   Storm Lake        IA     MW      SAIF        NASDAQ    09/20/93   24.750      48.16
CBCI      Calumet Bancorp, Inc.           Dolton            IL     MW      SAIF        NASDAQ    02/20/92   32.625      77.55
CBCO      CB Bancorp, Inc.                Michigan City     IN     MW      SAIF        NASDAQ    12/28/92   24.250      28.18
CBIN      Community Bank Shares           New Albany        IN     MW      SAIF        NASDAQ    04/10/95   12.500      24.80
CBNH      Community Bankshares, Inc.      Concord           NH     NE      BIF         NASDAQ    05/08/86   20.250      49.19
CBSA      Coastal Bancorp, Inc.           Houston           TX     SW      SAIF        NASDAQ          NA   22.625     112.31
CEBK      Central Co-Operative Bank       Somerville        MA     NE      BIF         NASDAQ    10/24/86   18.375      36.11
CENF      CENFED Financial Corp.          Pasadena          CA     WE      SAIF        NASDAQ    10/25/91   28.000     142.84
CFB       Commercial Federal Corporation  Omaha             NE     MW      SAIF        NYSE      12/31/84   46.000     658.18
CFCP      Coastal Financial Corp.         Myrtle Beach      SC     SE      SAIF        NASDAQ    09/26/90   21.000      72.16
CFFC      Community Financial Corp.       Staunton          VA     SE      SAIF        NASDAQ    03/30/88   21.000      26.71
CFSB      CFSB Bancorp, Inc.              Lansing           MI     MW      SAIF        NASDAQ    06/22/90   19.250      92.89
CFX       CFX Corporation                 Keene             NH     NE      BIF         AMSE      02/12/87   16.250     199.18
CIBI      Community Investors Bancorp     Bucyrus           OH     MW      SAIF        NASDAQ    02/07/95   16.750      11.16
CKFB      CKF Bancorp, Inc.               Danville          KY     MW      SAIF        NASDAQ    01/04/95   19.750      18.59
CMRN      Cameron Financial Corp          Cameron           MO     MW      SAIF        NASDAQ    04/03/95   15.500      44.17
CMSV      Community Savings, MHC          North Palm Beach  FL     SE      SAIF        NASDAQ    10/24/94   18.250      89.34
CNIT      CENIT Bancorp, Inc.             Norfolk           VA     SE      SAIF        NASDAQ    08/06/92   39.250      64.11
CNSK      Covenant Bank for Savings       Haddonfield       NJ     MA      BIF         NASDAQ          NA   12.000      32.91
COFD      Collective Bancorp, Inc.        Egg Harbor City   NJ     MA      SAIF        NASDAQ    02/07/84   34.000     692.65
COFI      Charter One Financial           Cleveland         OH     MW      SAIF        NASDAQ    01/22/88   39.125   1,829.68
CSA       Coast Savings Financial         Los Angeles       CA     WE      SAIF        NYSE      12/23/85   35.500     659.72
CTBK      Center Banks Incorporated       Skaneateles       NY     MA      BIF         NASDAQ    06/02/86   16.125      15.29
CTZN      CitFed Bancorp, Inc.            Dayton            OH     MW      SAIF        NASDAQ    01/23/92   29.750     255.31
CVAL      Chester Valley Bancorp Inc.     Downingtown       PA     MA      SAIF        NASDAQ    03/27/87   18.500      30.26
CZF       CitiSave Financial Corp         Baton Rouge       LA     SW      SAIF        AMSE      07/14/95   14.000      13.47
DIBK      Dime Financial Corp.            Wallingford       CT     NE      BIF         NASDAQ    07/09/86   17.500      89.76
DME       Dime Bancorp, Inc.              New York          NY     MA      BIF         NYSE      08/19/86   14.750   1,570.09
DNFC      D & N Financial Corp.           Hancock           MI     MW      SAIF        NASDAQ    02/13/85   15.375     116.66
DSL       Downey Financial Corp.          Newport Beach     CA     WE      SAIF        NYSE      01/01/71   18.875     480.55
EBSI      Eagle Bancshares                Tucker            GA     SE      SAIF        NASDAQ    04/01/86   13.625      62.02
EFBI      Enterprise Federal Bancorp      West Chester      OH     MW      SAIF        NASDAQ    10/17/94   14.500      30.01


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP
-------------------

              EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS

                                                                               Deposit                         Current    Current
                                                                               Insurance                         Stock     Market
                                                                               Agency                            Price      Value
Ticker        Short Name                      City              State  Region  (BIF/SAIF)  Exchange  IPO Date      ($)       ($M)
EGFC          Eagle Financial Corp.           Bristol           CT     NE      SAIF        NASDAQ    02/03/87  28.750     130.35
EIRE          Emerald Isle Bancorp, Inc.      Quincy            MA     NE      BIF         NASDAQ    09/08/86  18.500      32.66
EQSB          Equitable Federal Savings Bank  Wheaton           MD     MA      SAIF        NASDAQ    09/10/93  26.750      16.05
ETFS          East Texas Financial Services   Tyler             TX     SW      SAIF        NASDAQ    01/10/95  16.250      17.54
FBBC          First Bell Bancorp, Inc.        Pittsburgh        PA     MA      SAIF        NASDAQ    06/29/95  16.000     124.13
FBCI          Fidelity Bancorp, Inc.          Chicago           IL     MW      SAIF        NASDAQ    12/15/93  17.125      49.08
FBHC          Fort Bend Holding Corp.         Rosenberg         TX     SW      SAIF        NASDAQ    06/30/93  24.250      19.87
FBSI          First Bancshares, Inc.          Mountain Grove    MO     MW      SAIF        NASDAQ    12/22/93  16.500      19.91
FCIT          First Citizens Financial Corp.  Gaithersburg      MD     MA      SAIF        NASDAQ    12/17/86  18.750      54.88
FCME          First Coastal Corporation       Westbrook         ME     NE      BIF         NASDAQ          NA   7.250       9.84
FED           FirstFed Financial Corp.        Santa Monica      CA     WE      SAIF        NYSE      12/16/83  22.250     234.02
FESX          First Essex Bancorp, Inc.       Andover           MA     NE      BIF         NASDAQ    08/04/87  13.375      81.04
FFBI          First Financial Bancorp, Inc.   Belvidere         IL     MW      SAIF        NASDAQ    10/04/93  15.875       7.18
FFBS          FFBS BanCorp, Inc.              Columbus          MS     SE      SAIF        NASDAQ    07/01/93  23.000      36.12
FFBZ          First Federal Bancorp, Inc.     Zanesville        OH     MW      SAIF        NASDAQ    07/13/92  16.000      25.12
FFCH          First Financial Holdings Inc.   Charleston        SC     SE      SAIF        NASDAQ    11/10/83  23.250     147.81
FFES          First Federal of East Hartford  East Hartford     CT     NE      SAIF        NASDAQ    06/23/87  23.000      60.14
FFFC          FFVA Financial Corp.            Lynchburg         VA     SE      SAIF        NASDAQ    10/12/94  21.250     106.73
FFFG          F.F.O. Financial Group, Inc.    St. Cloud         FL     SE      SAIF        NASDAQ    10/13/88   2.750      23.18
FFFL          Fidelity FSB of Florida, MHC    West Palm Beach   FL     SE      SAIF        NASDAQ    01/07/94  17.250     115.99
FFHC          First Financial Corp.           Stevens Point     WI     MW      SAIF        NASDAQ    12/24/80  28.500     853.08
FFHH          FSF Financial Corp.             Hutchinson        MN     MW      SAIF        NASDAQ    10/07/94  14.875      49.14
FFHS          First Franklin Corporation      Cincinnati        OH     MW      SAIF        NASDAQ    01/26/88  16.000      18.53
FFKY          First Federal Financial Corp.   Elizabethtown     KY     MW      SAIF        NASDAQ    07/15/87  19.250      80.78
FFLC          FFLC Bancorp, Inc.              Leesburg          FL     SE      SAIF        NASDAQ    01/04/94  20.250      50.51
FFSL          First Independence Corp.        Independence      KS     MW      SAIF        NASDAQ    10/08/93  19.625      11.45
FFSW          FirstFederal Financial Svcs     Wooster           OH     MW      SAIF        NASDAQ    03/31/87  39.000     140.89
FFSX          First Fed SB of Siouxland, MHC  Sioux City        IA     MW      SAIF        NASDAQ    07/13/92  30.250      56.97
FFWC          FFW Corp.                       Wabash            IN     MW      SAIF        NASDAQ    04/05/93  22.000      15.45
FFWD          Wood Bancorp, Inc.              Bowling Green     OH     MW      SAIF        NASDAQ    08/31/93  16.500      24.71
FFYF          FFY Financial Corp.             Youngstown        OH     MW      SAIF        NASDAQ    06/28/93  25.875     132.41
FGHC          First Georgia Holding, Inc.     Brunswick         GA     SE      SAIF        NASDAQ    02/11/87   8.625      17.45
FIBC          Financial Bancorp, Inc.         Long Island City  NY     MA      SAIF        NASDAQ    08/17/94  14.500      25.96
FISB          First Indiana Corporation       Indianapolis      IN     MW      SAIF        NASDAQ    08/02/83  25.500     211.51
FKFS          First Keystone Financial        Media             PA     MA      SAIF        NASDAQ    01/26/95  20.000      25.85
FLFC          First Liberty Financial Corp.   Macon             GA     SE      SAIF        NASDAQ    12/06/83  18.500     112.30
FMCO          FMS Financial Corporation       Burlington        NJ     MA      SAIF        NASDAQ    12/14/88  17.375      42.65
FMSB          First Mutual Savings Bank       Bellevue          WA     WE      BIF         NASDAQ    12/17/85  18.000      44.15
FNGB          First Northern Capital Corp.    Green Bay         WI     MW      SAIF        NASDAQ    12/29/83  16.000      70.10
FOBC          Fed One Bancorp                 Wheeling          WV     SE      SAIF        NASDAQ    01/19/95  16.125      39.79
FRC           First Republic Bancorp          San Francisco     CA     WE      BIF         NYSE            NA  17.000     125.15
FSBI          Fidelity Bancorp, Inc.          Pittsburgh        PA     MA      SAIF        NASDAQ    06/24/88  19.000      26.09
FSFC          First Southeast Financial Corp  Anderson          SC     SE      SAIF        NASDAQ    10/08/93   9.500      41.69
FSLA          First Savings Bank, MHC         Edison            NJ     MA      SAIF        NASDAQ    07/10/92  18.000     128.98
FSPG          First Home Bancorp, Inc.        Pennsville        NJ     MA      SAIF        NASDAQ    04/20/87  19.500      39.59
FTF           Texarkana First Financial Corp  Texarkana         AR     SE      SAIF        AMSE      07/07/95  14.500      27.33
FTFC          First Federal Capital Corp.     La Crosse         WI     MW      SAIF        NASDAQ    11/02/89  24.000     147.13
FTSB          Fort Thomas Financial Corp.     Fort Thomas       KY     MW      SAIF        NASDAQ    06/28/95  14.250      22.43
GBCI          Glacier Bancorp, Inc.           Kalispell         MT     WE      SAIF        NASDAQ    03/30/84  23.375      78.92
GDW           Golden West Financial           Oakland           CA     WE      SAIF        NYSE      05/29/59  62.000   3,557.31
GFCO          Glenway Financial Corp.         Cincinnati        OH     MW      SAIF        NASDAQ    11/30/90  19.000      21.88
GFSB          GFS Bancorp, Inc.               Grinnell          IA     MW      SAIF        NASDAQ    01/06/94  20.750      10.43
GLBK          Glendale Co-Operative Bank      Everett           MA     NE      BIF         NASDAQ    01/10/94  20.000       4.95
GLN           Glendale Federal Bank, FSB      Glendale          CA     WE      SAIF        NYSE      10/01/83  22.250   1,049.44
GPT           GreenPoint Financial Corp.      Flushing          NY     MA      BIF         NYSE      01/28/94  49.375   2,353.02
GRTR          Greater New York Savings Bank   New York          NY     MA      BIF         NASDAQ    06/17/87  13.500     181.84


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP               EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                            Deposit                         Current   Current
                                                                            Insurance                         Stock    Market
                                                                            Agency                            Price     Value
Ticker  Short Name                      City                 State  Region  (BIF/SAIF)  Exchange  IPO Date      ($)      ($M)
GSBC    Great Southern Bancorp, Inc.    Springfield          MO     MW      SAIF        NASDAQ    12/14/89   17.250    150.59
GSLC    Guaranty Financial Corp.        Charlottesville      VA     SE      SAIF        NASDAQ          NA    8.250      7.62
GTFN    Great Financial Corporation     Louisville           KY     MW      SAIF        NASDAQ    03/31/94   29.125    412.23
GUPB    GFSB Bancorp, Inc.              Gallup               NM     SW      SAIF        NASDAQ    06/30/95   15.875     14.31
GWF     Great Western Financial         Chatsworth           CA     WE      SAIF        NYSE            NA   29.500  4,062.46
HALL    Hallmark Capital Corp.          West Allis           WI     MW      SAIF        NASDAQ    01/03/94   17.625     25.43
HARB    Harbor Federal Savings Bk, MHC  Fort Pierce          FL     SE      SAIF        NASDAQ    01/06/94   32.000    157.90
HARL    Harleysville Savings Bank       Harleysville         PA     MA      SAIF        NASDAQ    08/04/87   18.750     24.22
HAVN    Haven Bancorp, Inc.             Woodhaven            NY     MA      SAIF        NASDAQ    09/23/93   28.500    123.20
HBFW    Home Bancorp                    Fort Wayne           IN     MW      SAIF        NASDAQ    03/30/95   18.500     51.66
HBS     Haywood Bancshares, Inc.        Waynesville          NC     SE      BIF         AMSE      12/18/87   18.500     22.22
HFFC    HF Financial Corp.              Sioux Falls          SD     MW      SAIF        NASDAQ    04/08/92   16.500     48.00
HFGI    Harrington Financial Group      Richmond             IN     MW      SAIF        NASDAQ          NA   10.563     34.40
HFSA    Hardin Bancorp, Inc.            Hardin               MO     MW      SAIF        NASDAQ    09/29/95   12.375     11.82
HHFC    Harvest Home Financial Corp.    Cheviot              OH     MW      SAIF        NASDAQ    10/10/94    9.875      9.23
HIFS    Hingham Instit. for Savings     Hingham              MA     NE      BIF         NASDAQ    12/20/88   17.500     22.71
HMCI    HomeCorp, Inc.                  Rockford             IL     MW      SAIF        NASDAQ    06/22/90   17.750     20.03
HMNF    HMN Financial, Inc.             Spring Valley        MN     MW      SAIF        NASDAQ    06/30/94   18.250     85.17
HOMF    Home Federal Bancorp            Seymour              IN     MW      SAIF        NASDAQ    01/23/88   35.250     78.48
HPBC    Home Port Bancorp, Inc.         Nantucket            MA     NE      BIF         NASDAQ    08/25/88   16.875     31.08
HRBF    Harbor Federal Bancorp, Inc.    Baltimore            MD     MA      SAIF        NASDAQ    08/12/94   15.125     26.54
HRZB    Horizon Financial Corp.         Bellingham           WA     WE      BIF         NASDAQ    08/01/86   13.250     85.58
HTHR    Hawthorne Financial Corp.       El Segundo           CA     WE      SAIF        NASDAQ          NA    7.438     19.33
HVFD    Haverfield Corporation          Cleveland            OH     MW      SAIF        NASDAQ    03/19/85   18.500     35.27
IBSF    IBS Financial Corp.             Cherry Hill          NJ     MA      SAIF        NASDAQ    10/13/94   15.625    168.04
IFSB    Independence Federal Savings    Washington           DC     MA      SAIF        NASDAQ    06/06/85    7.625      9.76
INBI    Industrial Bancorp              Bellevue             OH     MW      SAIF        NASDAQ    08/01/95   12.375     68.74
IPSW    Ipswich Savings Bank            Ipswich              MA     NE      BIF         NASDAQ    05/26/93   11.625     13.77
IROQ    Iroquois Bancorp, Inc.          Auburn               NY     MA      BIF         NASDAQ    01/22/86   16.750     39.54
ISBF    ISB Financial Corporation       New Iberia           LA     SW      SAIF        NASDAQ    04/07/95   17.500    123.40
IWBK    InterWest Bancorp, Inc.         Oak Harbor           WA     WE      SAIF        NASDAQ          NA   32.250    255.36
JSBA    Jefferson Savings Bancorp       Ballwin              MO     MW      SAIF        NASDAQ    04/08/93   22.875     95.66
JSBF    JSB Financial, Inc.             Lynbrook             NY     MA      BIF         NASDAQ    06/27/90   36.500    356.91
JXSB    Jacksonville Savings Bank, MHC  Jacksonville         IL     MW      SAIF        NASDAQ    04/21/95   12.500     15.90
KNK     Kankakee Bancorp, Inc.          Kankakee             IL     MW      SAIF        AMSE      01/06/93   24.000     33.96
KSAV    KS Bancorp, Inc.                Kenly                NC     SE      SAIF        NASDAQ    12/30/93   20.875     13.85
KSBK    KSB Bancorp, Inc.               Kingfield            ME     NE      BIF         NASDAQ    06/24/93   23.000      9.45
KYF     Kentucky First Bancorp, Inc.    Cynthiana            KY     MW      SAIF        AMSE      08/29/95   11.500     15.97
LARK    Landmark Bancshares, Inc.       Dodge City           KS     MW      SAIF        NASDAQ    03/28/94   17.000     31.50
LARL    Laurel Capital Group, Inc.      Allison Park         PA     MA      SAIF        NASDAQ    02/20/87   15.875     24.06
LFED    Leeds Federal Savings Bk, MHC   Baltimore            MD     MA      SAIF        NASDAQ    05/02/94   16.000     55.28
LIFB    Life Bancorp, Inc.              Norfolk              VA     SE      SAIF        NASDAQ    10/11/94   18.375    180.94
LISB    Long Island Bancorp, Inc.       Melville             NY     MA      SAIF        NASDAQ    04/18/94   30.875    760.89
LOGN    Logansport Financial Corp.      Logansport           IN     MW      SAIF        NASDAQ    06/14/95   11.750     15.54
LSBI    LSB Financial Corp.             Lafayette            IN     MW      BIF         NASDAQ    02/03/95   18.750     17.21
LSBX    Lawrence Savings Bank           North Andover        MA     NE      BIF         NASDAQ    05/02/86    8.250     35.06
LVSB    Lakeview Financial              West Paterson        NJ     MA      SAIF        NASDAQ    12/22/93   23.500     58.45
MAFB    MAF Bancorp, Inc.               Clarendon Hills      IL     MW      SAIF        NASDAQ    01/12/90   34.625    363.06
MARN    Marion Capital Holdings         Marion               IN     MW      SAIF        NASDAQ    03/18/93   20.375     37.54
MASB    MASSBANK Corp.                  Reading              MA     NE      BIF         NASDAQ    05/28/86   37.375    100.31
MBB     MSB Bancorp, Inc.               Goshen               NY     MA      BIF         AMSE      09/03/92   19.125     54.20
MBB     MSB Bancorp, Inc.               Goshen               NY     MA      BIF         AMSE            NA   19.125     54.20
MBLF    MBLA Financial Corp.            Macon                MO     MW      SAIF        NASDAQ    06/24/93   19.000     25.73
MCBN    Mid-Coast Bancorp, Inc.         Waldoboro            ME     NE      SAIF        NASDAQ    11/02/89   18.750      4.31
MCBS    Mid Continent Bancshares Inc.   El Dorado            KS     MW      SAIF        NASDAQ    06/27/94   23.750     47.90
MDBK    Medford Savings Bank            Medford              MA     NE      BIF         NASDAQ    03/18/86   25.000    113.35


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP            EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                             Deposit                         Current    Current
                                                                             Insurance                         Stock     Market
                                                                             Agency                            Price      Value
Ticker     Short Name                      City             State   Region   (BIF/SAIF)  Exchange  IPO Date      ($)       ($M)
MERI       Meritrust Federal SB            Thibodaux        LA      SW       SAIF        NASDAQ          NA   31.625      24.48
MFBC       MFB Corp.                       Mishawaka        IN      MW       SAIF        NASDAQ    03/25/94   16.500      32.57
MFFC       Milton Federal Financial Corp.  West Milton      OH      MW       SAIF        NASDAQ    10/07/94   14.125      32.04
MFLR       Mayflower Co-operative Bank     Middleboro       MA      NE       BIF         NASDAQ    12/23/87   14.750      13.12
MFSL       Maryland Federal Bancorp        Hyattsville      MD      MA       SAIF        NASDAQ    06/02/87   34.250     107.19
MGNL       Magna Bancorp, Inc.             Hattiesburg      MS      SE       SAIF        NASDAQ    03/13/91   18.000     247.34
MIDC       MidConn Bank                    Kensington       CT      NE       BIF         NASDAQ    09/11/86   19.313      37.39
MIFC       Mid-Iowa Financial Corp.        Newton           IA      MW       SAIF        NASDAQ    10/14/92    6.250      10.36
MIVI       Mississippi View Holding Co.    Little Falls     MN      MW       SAIF        NASDAQ    03/24/95   11.750      10.31
MLBC       ML Bancorp, Inc.                Villanova        PA      MA       SAIF        NASDAQ    08/11/94   14.563     169.86
MORG       Morgan Financial Corp.          Fort Morgan      CO      SW       SAIF        NASDAQ    01/11/93   11.250       8.76
MSBF       MSB Financial, Inc.             Marshall         MI      MW       SAIF        NASDAQ    02/06/95   19.250      12.58
MWBI       Midwest Bancshares, Inc.        Burlington       IA      MW       SAIF        NASDAQ    11/12/92   26.500       9.26
MWBX       MetroWest Bank                  Framingham       MA      NE       BIF         NASDAQ    10/10/86    4.875      67.71
MWFD       Midwest Federal Financial       Baraboo          WI      MW       SAIF        NASDAQ    07/08/92   18.000      29.42
NASB       North American Savings Bank     Grandview        MO      MW       SAIF        NASDAQ    09/27/85   33.750      76.54
NEIB       Northeast Indiana Bancorp       Huntington       IN      MW       SAIF        NASDAQ    06/28/95   13.500      25.25
NFSL       Newnan Holdings, Inc.           Newnan           GA      SE       SAIF        NASDAQ    03/01/86   25.250      40.08
NHTB       New Hampshire Thrift Bncshrs    New London       NH      NE       SAIF        NASDAQ    05/22/86   11.750      19.95
NMSB       NewMil Bancorp, Inc.            New Milford      CT      NE       BIF         NASDAQ    02/01/86    8.750      35.37
NSLB       NS&L Bancorp, Inc.              Neosho           MO      MW       SAIF        NASDAQ    06/08/95   13.750      11.60
NSSB       Norwich Financial Corp.         Norwich          CT      NE       BIF         NASDAQ    11/14/86   19.500     105.01
NSSY       Norwalk Savings Society         Norwalk          CT      NE       BIF         NASDAQ    06/16/94   24.250      57.99
NTMG       Nutmeg Federal S&LA             Danbury          CT      NE       SAIF        NASDAQ          NA    7.250       5.15
NWEQ       Northwest Equity Corp.          Amery            WI      MW       SAIF        NASDAQ    10/11/94   12.250      11.38
NWSB       Northwest Savings Bank, MHC     Warren           PA      MA       SAIF        NASDAQ    11/07/94   13.250     309.73
NYB        New York Bancorp Inc.           Douglaston       NY      MA       SAIF        NYSE      01/28/88   33.875     375.97
OFCP       Ottawa Financial Corp.          Holland          MI      MW       SAIF        NASDAQ    08/19/94   16.750      86.75
OHSL       OHSL Financial Corp.            Cincinnati       OH      MW       SAIF        NASDAQ    02/10/93   20.750      25.37
PALM       Palfed, Inc.                    Aiken            SC      SE       SAIF        NASDAQ    12/15/85   14.500      75.80
PBCI       Pamrapo Bancorp, Inc.           Bayonne          NJ      MA       SAIF        NASDAQ    11/14/89   18.875      60.98
PBCT       People's Bank, MHC              Bridgeport       CT      NE       BIF         NASDAQ    07/06/88   27.250   1,104.17
PBKB       People's Bancshares, Inc.       South Easton     MA      NE       BIF         NASDAQ    10/23/86   10.625      36.07
PBNB       People's Savings Financial Cp.  New Britain      CT      NE       BIF         NASDAQ    08/20/86   27.750      52.85
PCBC       Perry County Financial Corp.    Perryville       MO      MW       SAIF        NASDAQ    02/13/95   17.000      14.49
PCCI       Pacific Crest Capital           Agoura Hills     CA      WE       BIF         NASDAQ          NA   11.750      34.78
PERT       Perpetual Bank, MHC             Anderson         SC      SE       SAIF        NASDAQ    10/26/93   22.000      33.10
PFDC       Peoples Bancorp                 Auburn           IN      MW       SAIF        NASDAQ    07/07/87   20.000      46.51
PFNC       Progress Financial Corporation  Blue Bell        PA      MA       SAIF        NASDAQ    07/18/83    8.375      31.24
PFSB       PennFed Financial Services,Inc  West Orange      NJ      MA       SAIF        NASDAQ    07/15/94   20.125      97.67
PFSL       Pocahontas FS&LA, MHC           Pocahontas       AR      SE       SAIF        NASDAQ    04/05/94   17.250      28.02
PHBK       Peoples Heritage Finl Group     Portland         ME      NE       BIF         NASDAQ    12/04/86   25.750     585.41
PKPS       Poughkeepsie Savings Bank, FSB  Poughkeepsie     NY      MA       SAIF        NASDAQ    11/19/85    5.250      65.90
PLE        Pinnacle Bank                   Jasper           AL      SE       SAIF        AMSE      12/17/86   17.000      15.13
POBS       Portsmouth Bank Shares          Portsmouth       NH      NE       BIF         NASDAQ    02/09/88   13.625      78.20
PSAB       Prime Bancorp, Inc.             Philadelphia     PA      MA       SAIF        NASDAQ    11/21/88   20.250      75.43
PSBK       Progressive Bank, Inc.          Fishkill         NY      MA       BIF         NASDAQ    08/01/84   23.000      89.00
PTRS       Potters Financial Corp.         East Liverpool   OH      MW       SAIF        NASDAQ    12/31/93   18.750       9.49
PULB       Pulaski Bank, Savings Bk, MHC   St. Louis        MO      MW       SAIF        NASDAQ    05/11/94   14.125      29.58
PULS       Pulse Bancorp                   South River      NJ      MA       SAIF        NASDAQ    09/18/86   15.750      48.04
PVFC       PVF Capital Corp.               Bedford Heights  OH      MW       SAIF        NASDAQ    12/30/92   15.000      34.85
PVSA       Parkvale Financial Corporation  Monroeville      PA      MA       SAIF        NASDAQ    07/16/87   25.250     102.05
PWBC       PennFirst Bancorp, Inc.         Ellwood City     PA      MA       SAIF        NASDAQ    06/13/90   13.500      52.61
QCBC       Quaker City Bancorp, Inc.       Whittier         CA      WE       SAIF        NASDAQ    12/30/93   16.500      62.71
QCFB       QCF Bancorp, Inc.               Virginia         MN      MW       SAIF        NASDAQ    04/03/95   17.688      25.23
QCSB       Queens County Bancorp, Inc.     Flushing         NY      MA       BIF         NASDAQ    11/23/93   47.250     362.26


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP
-------------------

                 EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS

                                                                            Deposit                          Current    Current
                                                                            Insurance                          Stock     Market
                                                                            Agency                             Price      Value
Ticker     Short Name                      City              State  Region  (BIF/SAIF)  Exchange  IPO Date       ($)       ($M)
RARB       Raritan Bancorp Inc.            Raritan           NJ     MA      BIF         NASDAQ    03/01/87   23.250        35.60
RCSB       RCSB Financial, Inc.            Rochester         NY     MA      BIF         NASDAQ    04/29/86   27.875       428.88
RELY       Reliance Bancorp, Inc.          Garden City       NY     MA      SAIF        NASDAQ    03/31/94   18.750       167.10
RFED       Roosevelt Financial Group       Chesterfield      MO     MW      SAIF        NASDAQ    01/23/87   18.938       798.38
ROSE       TR Financial Corp.              Garden City       NY     MA      BIF         NASDAQ    06/29/93   31.625       283.01
RVSB       Riverview Savings Bank, MHC     Camas             WA     WE      SAIF        NASDAQ    10/26/93   16.750        36.78
SBCN       Suburban Bancorporation, Inc.   Cincinnati        OH     MW      SAIF        NASDAQ    09/30/93   15.000        22.12
SCCB       S. Carolina Community Bancshrs  Winnsboro         SC     SE      SAIF        NASDAQ    07/07/94   15.000        11.03
SECP       Security Capital Corporation    Milwaukee         WI     MW      SAIF        NASDAQ    01/03/94   73.250       674.31
SFED       SFS Bancorp, Inc.               Schenectady       NY     MA      SAIF        NASDAQ    06/30/95   14.875        19.02
SFFC       StateFed Financial Corporation  Des Moines        IA     MW      SAIF        NASDAQ    01/05/94   16.500        13.03
SFSB       SuburbFed Financial Corp.       Flossmoor         IL     MW      SAIF        NASDAQ    03/04/92   19.000        23.80
SFSL       Security First Corp.            Mayfield Heights  OH     MW      SAIF        NASDAQ    01/22/88   16.625        82.66
SHEN       First Shenango Bancorp, Inc.    New Castle        PA     MA      SAIF        NASDAQ    04/06/93   22.500        50.81
SISB       SIS Bancorp, Inc.               Springfield       MA     NE      BIF         NASDAQ    02/08/95   23.250       133.05
SMBC       Southern Missouri Bancorp, Inc  Poplar Bluff      MO     MW      SAIF        NASDAQ    04/13/94   14.250        23.34
SMFC       Sho-Me Financial Corp.          Mt. Vernon        MO     MW      SAIF        NASDAQ    07/01/94   21.625        35.60
SOPN       First Savings Bancorp, Inc.     Southern Pines    NC     SE      SAIF        NASDAQ    01/06/94   18.000        67.39
SOSA       Somerset Savings Bank           Somerville        MA     NE      BIF         NASDAQ    07/09/86    2.000        33.30
SPBC       St. Paul Bancorp, Inc.          Chicago           IL     MW      SAIF        NASDAQ    05/18/87   27.625       499.51
SSBK       Strongsville Savings Bank       Strongsville      OH     MW      SAIF        NASDAQ          NA   22.500        56.94
STFR       St. Francis Capital Corp.       Milwaukee         WI     MW      SAIF        NASDAQ    06/21/93   26.500       145.10
STND       Standard Financial, Inc.        Chicago           IL     MW      SAIF        NASDAQ    08/01/94   21.000       340.14
STSA       Sterling Financial Corp.        Spokane           WA     WE      SAIF        NASDAQ          NA   13.750        76.14
SVRN       Sovereign Bancorp, Inc.         Wyomissing        PA     MA      SAIF        NASDAQ    08/12/86   13.000       641.34
SWBI       Southwest Bancshares            Hometown          IL     MW      SAIF        NASDAQ    06/24/92   18.250        48.45
SWCB       Sandwich Co-operative Bank      Sandwich          MA     NE      BIF         NASDAQ    07/25/86   29.625        55.97
TBK        Tolland Bank                    Tolland           CT     NE      BIF         AMSE      12/19/86   11.625        13.46
TCB        TCF Financial Corp.             Minneapolis       MN     MW      SAIF        NYSE      06/17/86   41.750     1,455.83
THR        Three Rivers Financial Corp.    Three Rivers      MI     MW      SAIF        AMSE      08/24/95   13.625        11.60
THRD       TF Financial Corporation        Newtown           PA     MA      SAIF        NASDAQ    07/13/94   16.000        68.61
TRIC       Tri-County Bancorp, Inc.        Torrington        WY     WE      SAIF        NASDAQ    09/30/93   19.000        11.57
TSBS       Trenton SB, MHC                 Lawrenceville     NJ     MA      BIF         NASDAQ    08/03/95   16.000       144.59
TSH        Teche Holding Co.               Franklin          LA     SW      SAIF        AMSE      04/19/95   13.250        46.92
TWIN       Twin City Bancorp               Bristol           TN     SE      SAIF        NASDAQ    01/04/95   17.250        14.84
UBMT       United Financial Corp.          Great Falls       MT     WE      SAIF        NASDAQ    09/23/86   18.750        22.94
UFRM       United Federal Savings Bank     Rocky Mount       NC     SE      SAIF        NASDAQ    07/01/80    7.750        23.75
VFFC       Virginia First Financial Corp.  Petersburg        VA     SE      SAIF        NASDAQ    01/01/78   12.875        73.95
WAMU       Washington Mutual Inc.          Seattle           WA     WE      BIF         NASDAQ    03/11/83   42.375     3,057.55
WAYN       Wayne Savings & Loan Co. MHC    Wooster           OH     MW      SAIF        NASDAQ    06/25/93   23.000        34.45
WBST       Webster Financial Corporation   Waterbury         CT     NE      SAIF        NASDAQ    12/12/86   37.750       286.28
WCBI       Westco Bancorp                  Westchester       IL     MW      SAIF        NASDAQ    06/26/92   21.500        55.92
WEFC       Wells Financial Corp.           Wells             MN     MW      SAIF        NASDAQ    04/11/95   13.000        27.02
WFCO       Winton Financial Corp.          Cincinnati        OH     MW      SAIF        NASDAQ    08/04/88   12.000        23.83
WFSL       Washington Federal, Inc.        Seattle           WA     WE      SAIF        NASDAQ    11/17/82   25.750     1,047.91
WRNB       Warren Bancorp, Inc.            Peabody           MA     NE      BIF         NASDAQ    07/09/86   15.625        57.14
WSB        Washington Savings Bank, FSB    Waldorf           MD     MA      SAIF        AMSE            NA    4.938        20.84
WSFS       WSFS Financial Corporation      Wilmington        DE     MA      BIF         NASDAQ    11/26/86    9.875       136.69
WSTR       WesterFed Financial Corp.       Missoula          MT     WE      SAIF        NASDAQ    01/10/94   18.125        79.66
WVS        Financial Corporation           Pittsburgh        PA     MA      SAIF        NASDAQ    11/29/93   24.250        42.12
YFED       York Financial Corp.            York              PA     MA      SAIF        NASDAQ    02/01/84   16.375       121.43

Maximum                                                                                                      73.250     4,062.46
Minimum                                                                                                       2.000         4.31
Average                                                                                                      20.004       185.32
Median                                                                                                       18.375        48.45


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                                        Tangible             ROAA     ROACE
           Price/  Current     Current               Current         Total   Equity/     Equity/    Core   Before    Before
              LTM   Price/    Price/ T    Price/    Dividend        Assets    Assets    T Assets     EPS    Extra     Extra  Merger
         Core EPS   Book V      Book V    Assets       Yield        ($000)       (%)         (%)     ($)      (%)       (%   Target?
Ticker        (x)      (%)         (%)       (%)         (%)           MRQ       MRQ         MRQ     LTM      LTM       LTM   (Y/N)
AADV         14.8    127.1       137.8      10.6        1.00     1,016,385       8.7         8.1    2.15     0.31      3.18     N
ABBK         13.4    114.3       128.5       7.7        2.04       484,071       6.7         6.0    1.46     0.72     10.87     N
ABCW         12.1    145.5       149.5       8.5        1.44     1,891,584       5.8         5.7    2.88     0.68      9.99     N
AFFFZ        11.6    118.3       120.7       7.9        5.45     2,227,591       6.9         6.8    2.54     0.45      6.61     N
AHM          16.3    167.0       199.1       6.6        2.79    50,588,224       4.9         4.3    1.93     0.23      2.91     N
ALBK         14.2    129.3       150.6      11.6        1.94     3,509,729       9.0         7.8    2.19     0.76      7.71     N
AMFB         12.2    191.9       207.7      14.9        2.11     1,394,874       7.8         7.2    1.56     1.05     13.04     N
ANBK         18.6     94.7        94.7       9.1        0.98       486,639       9.2         9.2    0.66     0.15      1.44     N
ANDB         10.9    142.3       142.3      11.0        2.33     1,198,787       7.7         7.7    2.37     1.06     13.77     N
ASBI         15.3    117.8       117.9      12.8        3.84       399,721      10.9        10.9    1.02     0.61      5.10     N
ASFC         14.8    133.0       162.3      10.4        1.26     7,266,185       7.8         6.5    2.37     0.50      6.03     N
BANC         13.7    137.0       147.4       8.8        1.12     2,170,480       6.4         6.0    0.95     0.85     10.90     N
BDJI         19.6    102.3       102.3      11.8         -         107,256      11.5        11.5    0.92     0.31      2.20     N
BFSB         12.1    106.2       106.2      16.2        2.44       127,360      14.3        14.3    1.49     1.10      6.98     N
BKC          15.6    144.0       151.2      12.0        4.73       547,987       8.4         8.0    1.84     1.25     14.02     N
BKCO         10.5    132.0       134.5      10.6        3.20     2,330,150       8.1         7.9    1.90     1.07     11.65     N
BKCT         13.8    135.8       135.8      14.7        3.60       402,397      10.9        10.9    1.61     1.18     10.89     N
BKUNA        17.9    111.5       117.9       6.1         -         824,360       8.4         8.1    0.49     0.36      1.23     N
BSBC         14.9    158.2       158.2      14.4        2.07       175,993       9.2         9.2    0.26     0.97     11.08     N
BVFS         17.0    142.3       150.7       8.0        1.45     3,428,175       5.7         5.4    2.44        -     (0.01)    N
CAFI         10.7    117.7       117.7       8.9        2.83       378,078       7.6         7.6    1.52     0.78      9.63     N
CAPS         13.9    134.5       134.5      11.4        1.71       231,245       8.4         8.4    1.01     0.63      6.28     N
CARV         19.5     53.5        56.0       5.1         -         365,056       9.5         9.1    0.41    (0.03)    (0.32)    N
CASB         18.1    129.5       129.5       7.8         -         340,380       6.1         6.1    0.72     0.49      7.75     N
CASH         14.3    112.8       120.8      12.9        2.18       342,095      11.4        10.7    1.73     1.06      8.14     N
CBCI         14.1     97.5        97.5      15.7         -         492,779      16.2        16.2    2.31     0.99      5.97     N
CBCO         11.8    145.5       145.5      14.1        5.36       200,008       9.7         9.7    2.05     1.11     11.67     N
CBIN         12.6     97.4        97.6      10.6        2.72       234,600      10.9        10.8    0.99     0.59      5.03     N
CBNH         14.1    125.7       125.7       9.0        3.16       548,724       7.2         7.2    1.44     0.85     11.58     N
CBSA         10.2    125.4       152.3       3.9        1.77     2,859,448       3.2         2.6    2.21     0.24      7.11     N
CEBK         19.6    112.7       128.0      11.1        1.74       325,915       9.8         8.8    0.94     0.53      5.35     N
CENF         10.8    131.2       131.4       6.6        1.29     2,160,973       5.0         5.0    2.60     0.53     10.75     N
CFB          12.0    177.2       198.4       9.6        0.91     6,667,758       5.4         4.9    3.83     0.61     10.29     N
CFCP         19.3    261.2       261.2      15.9        2.10       452,809       6.1         6.1    1.09     1.04     17.09     N
CFFC         12.7    119.4       119.4      16.6        2.48       160,791      13.9        13.9    1.65     1.02      7.45     N
CFSB         13.5    147.7       147.7      11.4        2.49       811,964       7.7         7.7    1.43     0.70      8.52     N
CFX          14.4    154.0       166.2      13.1        5.69     1,520,677       8.5         7.9    1.13     0.70      7.44     N
CIBI         12.7     98.6        98.6      11.8        2.39        94,799      11.9        11.9    1.32     0.68      5.03     N
CKFB         24.4    117.6       117.6      31.0        2.23        59,898      25.2        25.2    0.81     1.28      4.70     N
CMRN         15.8     95.3        95.3      25.1        1.81       175,841      26.4        26.4    0.98     1.60      5.77     N
CMSV         16.6    118.6       118.6      14.2        4.38       626,045      12.0        12.0    1.10     0.88      7.10     N
CNIT         16.2    132.8       145.8       9.4        2.55       685,962       7.0         6.5    2.42     0.40      5.61     N
CNSK         17.9    154.0       154.0       8.5         -         387,177       7.3         7.3    0.67     0.42      5.35     N
COFD         12.4    190.3       203.2      13.2        2.94     5,252,483       6.9         6.5    2.74     0.89     12.81     N
COFI         12.0    200.9       217.4      13.2        2.35    13,826,085       6.6         6.1    3.27     0.19      2.92     N
CSA          17.2    159.6       162.2       7.7         -       8,549,032       4.8         4.8    2.06     0.12      2.40     N
CTBK         11.4     96.1        96.1       6.3        2.48       241,905       6.6         6.6    1.42     0.64      9.18     N
CTZN         14.2    145.9       166.7       9.3        1.08     2,747,617       6.4         5.6    2.10     0.46      6.79     N
CVAL         12.6    120.4       120.4      10.6        2.38       284,386       8.8         8.8    1.47     0.60      6.55     N
CZF          15.9    111.0       111.0      17.8        2.86        75,635      16.0        16.0    0.88     0.78      4.30     N
DIBK          7.0    151.1       157.8      13.0        1.83       691,830       8.6         8.3    2.51     1.76     21.99     N
DME          12.6    153.7       155.1       8.0         -      19,683,465       5.2         5.1    1.17     0.37      7.59     N
DNFC         10.1    151.3       153.4       8.3         -       1,408,131       5.6         5.5    1.52     0.71     12.54     N
DSL          14.6    125.3       127.4       9.7        1.70     4,954,337       7.7         7.6    1.29     0.43      5.28     N
EBSI         10.4    108.0       108.0       9.7        4.40       642,136       8.9         8.9    1.31     0.65      7.78     N
EFBI         22.3     95.2        95.4      14.1         -         213,876      14.8        14.8    0.65     0.92      5.39     N


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP            EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                                             Tangible             ROAA     ROACE
              Price/    Current     Current               Current         Total   Equity/     Equity/    Core   Before    Before
                LTM      Price/    Price/ T    Price/    Dividend        Assets    Assets    T Assets     EPS    Extra     Extra
           Core EPS      Book V      Book V    Assets       Yield        ($000)       (%)         (%)     ($)      (%)       (%)
Ticker          (x)         (%)         (%)       (%)         (%)           MRQ       MRQ         MRQ     LTM      LTM       LTM
EGFC           16.2       128.9       175.7       9.3        3.20     1,406,583       7.2         5.4    1.78     1.00     13.82
EIRE           13.4       121.9       121.9       8.3        1.51       392,382       6.8         6.8    1.38     0.59      8.86
EQSB            8.6       113.2       113.2       6.0           -       267,776       5.3         5.3    3.13     0.78     14.98
ETFS           21.4        84.5        84.5      16.0        1.23       115,339      18.9        18.9    0.76     0.81      4.17
FBBC           13.8       116.7       116.7      21.5        2.50       576,981      18.4        18.4    1.16     1.40      6.71
FBCI           16.0       100.5       100.9      10.3        1.40       475,862      10.3        10.2    1.07     0.50      4.08
FBHC           15.8       114.2       123.6       7.1        1.16       281,694       6.2         5.7    1.54     0.27      3.81
FBSI           14.2        87.4        87.5      12.9        1.21       154,306      14.8        14.8    1.16     0.67      4.00
FCIT           14.5       138.8       138.8       8.2           -       668,459       5.9         5.9    1.29     0.45      7.38
FCME            2.3       120.0       120.0       7.2           -       136,429       6.0         6.0    3.20     1.49     45.72
FED            19.7       127.2       129.3       5.6           -     4,196,726       4.4         4.3    1.13     0.06      1.28
FESX           11.7       125.4       125.4       9.3        3.59       869,168       7.4         7.4    1.14     0.98     13.15
FFBI           22.4        95.6        95.6       7.4           -        97,143       7.7         7.7    0.71     0.12      1.28
FFBS           20.2       138.4       138.4      28.7        2.17       125,727      19.6        19.6    1.14     1.09      5.51
FFBZ           14.2       193.9       194.2      13.6        1.50       184,467       7.6         7.6    1.13     0.81     10.65
FFCH           12.6       155.9       155.9       9.6        3.10     1,546,149       6.1         6.1    1.85     0.48      7.55
FFES           10.0       104.3       104.6       6.4        2.61       942,648       6.1         6.1    2.29     0.44      6.89
FFFC           16.7       126.0       128.6      20.1        1.88       530,095      14.9        14.6    1.27     0.99      6.28
FFFG           12.5       123.3       123.3       7.5           -       311,028       6.1         6.1    0.22     0.21      3.28
FFFL           22.1       144.5       145.9      13.5        4.64       857,366       9.4         9.3    0.78     0.39      3.90
FFHC           12.5       212.5       220.1      15.2        2.63     5,595,612       7.2         6.9    2.28     0.92     12.71
FFHH           22.2        96.0        96.0      14.6        3.36       354,636      13.4        13.4    0.67     0.51      3.25
FFHS           15.0        93.8        94.6       8.5        2.00       218,329       9.1         9.0    1.07     0.28      2.94
FFKY           16.5       164.1       175.5      22.6        2.49       357,281      13.8        13.0    1.17     1.25      8.80
FFLC           16.6        93.8        93.8      15.2        1.98       335,993      16.2        16.2    1.22     0.63      3.72
FFSL           12.5        88.0        88.0      10.6        2.04       108,539      12.0        12.0    1.57     0.78      6.20
FFSW           18.0       258.8       316.8      12.7        1.23     1,110,723       7.4         6.5    2.17     0.92     13.44
FFSX           18.3       156.0       157.5      12.4        2.38       458,154       8.0         7.9    1.65     0.40      4.82
FFWC           10.1        99.8        99.8      10.0        2.73       154,551      10.0        10.0    2.18     0.89      8.31
FFWD           14.9       123.1       123.1      16.2        2.18       152,374      13.2        13.2    1.11     0.89      6.32
FFYF           17.5       129.5       129.5      22.0        2.71       602,557      17.0        17.0    1.48     0.83      4.59
FGHC           16.0       145.7       163.7      12.1        0.93       144,022       8.3         7.5    0.54     0.89     10.65
FIBC           12.4       100.7       101.3       9.7        2.07       266,763       9.7         9.6    1.17     0.47      4.31
FISB           20.6       156.4       158.6      14.2        2.20     1,485,436       9.1         9.0    1.24     0.90     10.11
FKFS           12.7       112.0       112.0       8.8        1.00       294,241       7.9         7.9    1.57     0.32      3.92
FLFC           15.2       162.4       191.9      11.2        2.16       991,226       7.7         6.7    1.22     1.03     14.22
FMCO           10.0       126.7       129.7       8.3        1.15       518,540       6.5         6.4    1.73     0.52      7.86
FMSB           12.4       166.8       166.8      11.0        1.11       400,600       6.6         6.6    1.45     1.02     15.40
FNGB           15.4       101.0       101.0      11.5        3.75       607,977      11.4        11.4    1.04     0.53      4.25
FOBC           12.2        97.0       102.3      11.8        3.60       341,528      11.7        11.1    1.32     0.70      5.72
FRC            15.0       106.0       106.1       5.9           -     2,122,168       5.6         5.6    1.13     0.54      9.52
FSBI           11.7       119.8       120.0       8.2        1.68       317,874       6.9         6.8    1.63     0.44      6.00
FSFC           13.4       125.8       125.8      12.7        2.11       329,336      10.1        10.1    0.71    (0.03)    (0.19)
FSLA           16.4       143.0       163.2      13.2        2.02       974,771       9.3         8.2    1.10     0.47      4.98
FSPG            8.6       125.8       128.6       8.1        2.46       487,209       6.5         6.3    2.28     0.91     14.00
FTF             9.0       103.4       103.4      16.5        3.10       165,747      15.9        15.9    1.61     1.46      7.34
FTFC           14.6       158.9       168.5      10.1        2.67     1,469,422       6.3         6.0    1.65     0.71     10.18
FTSB           17.4       103.6       103.6      25.2        1.75        88,874      24.4        24.4    0.82     1.33      5.39
GBCI           12.8       202.6       202.7      19.1        2.74       412,042       9.5         9.4    1.82     1.36     14.25
GDW             8.4       156.7       156.7       9.6        0.71    37,011,423       6.1         6.1    7.39     1.00     15.60
GFCO           12.8        83.0        84.8       7.7        3.58       283,727       9.3         9.1    1.48     0.25      2.66
GFSB           11.6       105.8       105.8      12.2        1.93        85,206      11.6        11.6    1.79     0.91      7.59
GLBK           20.4        84.5        84.5      13.4           -        36,940      15.9        15.9    0.98     0.79      4.97
GLN            22.7       151.2       163.0       7.0           -    15,104,367       6.2         5.9    0.98     0.06     (0.86)
GPT            19.8       145.7       263.9      17.6        1.62    13,410,291      10.6         6.1    2.49     0.82      7.83
GRTR           20.2       121.1       121.1       7.1        1.48     2,566,626       8.0         8.0    0.67     0.71      7.37
          Merger
         Target?
Ticker     (Y/N)
EGFC           N
EIRE           N
EQSB           N
ETFS           N
FBBC           N
FBCI           N
FBHC           N
FBSI           N
FCIT           N
FCME           N
FED            N
FESX           N
FFBI           N
FFBS           N
FFBZ           N
FFES           N
FFFC           N
FFFG           N
FFFL           N
FFHC           N
FFHH           N
FFHS           N
FFKY           N
FFLC           N
FFSL           N
FFSW           N
FFSX           N
FFWC           N
FFWD           N
FFYF           N
FGHC           N
FIBC           N
FISB           N
FKFS           N
FLFC           N
FMCO           N
FMSB           N
FNGB           N
FOBC           N
FRC            N
FSBI           N
FSFC           N
FSLA           N
FSPG           N
FTF            N
FTFC           N
FTSB           N
GBCI           N
GDW            N
GFCO           N
GFSB           N
GLBK           N
GLN            N
GPT            N
GRTR           N


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP
-------------------

                 EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS

                                                                                             Tangible             ROAA     ROACE
                Price/   Current     Current               Current        Total   Equity/     Equity/    Core   Before    Before
                   LTM    Price/    Price/ T    Price/    Dividend       Assets    Assets    T Assets     EPS    Extra     Extra
TICKER        Core EPS    Book V      Book V    Assets       Yield       ($000)       (%)         (%)     ($)      (%)       (%)
                   (x)       (%)         (%)       (%)         (%)          MRQ       MRQ         MRQ     LTM      LTM       LTM
GSBC              15.4     226.1       226.1      22.9        2.32      657,659      10.1        10.1    1.12     1.36     13.40
GSLC              13.8     119.7       119.7       6.6        1.21      115,229       5.5         5.5    0.60     0.44      7.22
GTFN              22.6     151.1       157.7      14.6        1.65    2,830,684       9.7         9.3    1.29     0.71      6.48
GUPB              20.1      97.0        97.0      18.0        2.52       79,708      18.5        18.5    0.79     0.80      3.53
GWF               14.1     165.4       188.0       9.3        3.39   43,548,593       6.0         5.4    2.09     0.48      7.52
HALL              13.3      93.7        93.7       6.6           -      387,671       7.0         7.0    1.33     0.41      5.33
HARB              13.6     186.2       194.4      14.9        3.75    1,057,443       8.0         7.7    2.35     0.91     10.51
HARL               9.9     123.5       123.5       7.7        2.35      315,495       6.2         6.2    1.90     0.55      8.07
HAVN               9.5     131.2       131.9       7.9        2.11    1,564,697       6.0         6.0    3.01     0.58      9.07
HBFW              21.0     109.1       109.1      16.9        1.08      315,901      15.5        15.5    0.88     0.84      4.99
HBS               16.5     110.7       115.2      17.0        3.03      130,859      15.3        14.8    1.12     0.70      4.57
HFFC              12.3     100.2       100.6       8.7        2.18      554,139       9.0         9.0    1.34     0.59      6.55
HFGI              16.8     148.2       148.2       6.4           -      534,576       4.4         4.4    0.63     0.25      5.91
HFSA              18.2      84.4        84.4      14.2        3.23       87,807      16.8        16.8    0.68     0.44      2.39
HHFC              15.7      72.3        72.3      12.1        4.05       76,399      16.7        16.7    0.63     0.75      4.14
HJFS              11.8     121.2       121.2      11.8        2.06      193,193       9.7         9.7    1.48     1.07     10.62
HMCI              19.1      98.1        98.1       5.9           -      340,449       6.0         6.0    0.93     0.10      1.57
HMNF              16.9     102.0       102.0      15.1           -      565,385      14.8        14.8    1.08     0.81      4.92
HOMF              11.8     151.9       157.7      12.4        1.70      633,395       8.2         7.9    3.00     0.99     11.96
HPBC              10.2     158.3       158.3      16.5        4.74      188,647      10.4        10.4    1.65     1.75     15.74
HRBF              24.4      96.6        96.6      12.4        2.65      213,804      12.9        12.9    0.62     0.27      1.73
HRZB              12.1     107.9       107.9      17.2        3.02      500,340      15.9        15.9    1.10     1.52      9.40
HTHR              12.8      60.7        60.7       2.3           -      827,784       5.3         5.3    0.58     0.89     16.58
HVFD              13.3     127.9       128.0      10.1        2.92      350,603       7.9         7.9    1.39     0.40      4.77
IBSF              22.6     116.4       116.4      22.6        2.05      742,051      19.4        19.4    0.69     0.61      2.98
IFSB              19.6      58.6        67.6       3.9        2.89      247,888       6.7         5.9    0.39     0.13      1.98
INBI              14.7     113.3       113.3      21.5        3.23      320,372      18.9        18.9    0.84     0.73      3.31
IPSW              10.3     147.3       147.3       8.7        1.72      158,116       5.9         5.9    1.13     1.33     21.97
IROQ               9.6     137.6       153.7       8.4        1.91      473,684       7.1         6.5    1.74     0.75     10.86
ISBF              17.0     102.4       105.6      18.0        1.94      685,827      16.4        16.0    1.03     0.80      4.34
IWBK              15.1     230.0       236.1      14.9        1.61    1,712,151       6.5         6.3    2.14     0.82     11.48
JSBA              13.3     106.0       128.6       8.5        1.40    1,128,339       7.2         6.0    1.72     0.23      3.21
JSBF              15.5     108.6       108.6      23.5        3.29    1,518,830      21.6        21.6    2.36     1.65      7.60
JXSB              23.6      96.1        96.3      11.1        3.20      143,710      11.5        11.5    0.53     0.19      1.57
KNK               16.8      96.0       103.2       9.6        1.67      352,926      10.0         9.4    1.43     0.42      4.16
KSAV              12.9     100.2       100.3      14.4        2.87       96,150      14.4        14.4    1.62     0.82      5.30
KSBK               6.9     101.3       108.9       7.1        0.87      134,079       7.0         6.5    3.36     0.93     13.70
KYF               16.2      83.5        83.5      18.6        4.35       86,009      22.3        22.3    0.71     0.89      3.68
LARK              17.9      97.3        97.3      14.7        2.35      213,734      15.2        15.2    0.95     0.70      4.20
LARL               9.3     114.5       114.5      11.9        2.77      201,911      10.4        10.4    1.71     1.06     10.00
LFED              18.6     124.9       124.9      20.1        4.25      274,696      16.1        16.1    0.86     0.77      4.69
LIFB              16.0     124.4       128.7      12.9        2.40    1,404,760      10.4        10.1    1.15     0.65      4.87
LISB              19.2     146.6       146.6      14.2        1.30    5,363,791       9.7         9.7    1.61     0.64      6.16
LOGN              14.0      97.6        97.6      19.5        3.40       79,726      20.0        20.0    0.84     1.24      4.78
LSBI              23.2      95.4        95.4       9.7        1.71      177,840       9.4         9.4    0.81     0.50      4.77
LSBX               7.5     129.3       129.3      10.6           -      330,288       8.2         8.2    1.10     1.48     19.04
LVSB              15.7     120.7       151.5      12.4        1.06      472,698      10.2         8.3    1.50     1.24     11.87
MAFB              12.1     150.2       175.5      11.5        1.04    3,162,622       7.7         6.6    2.87     0.56      8.42
MARN              15.9      94.8        94.8      21.5        3.93      174,597      22.7        22.7    1.28     1.13      4.76
MASB              11.8     114.7       114.7      11.4        2.57      879,132      10.0        10.0    3.18     1.08     10.62
MBB               18.6      97.6       248.4       6.4        3.14      848,255       8.0         4.2    1.03     0.17      0.83
MBB               18.6      97.6       248.4       6.4        3.14      848,255       8.0         4.2    1.03     0.17      0.83
MBLF              17.6      91.9        91.9      11.3        2.11      227,391      12.3        12.3    1.08     0.58      4.07
MCBN              14.0      87.8        87.8       7.7        2.77       55,956       8.8         8.8    1.34     0.34      3.83
MCBS              12.2     124.6       124.7      14.1        1.68      339,731      10.8        10.8    1.94     1.07      8.54
MDBK              11.9     125.2       136.5      11.2        2.72    1,008,200       9.0         8.3    2.10     1.04     11.57
                MERGER
               TARGET?
TICKER           (Y/N)
GSBC                N
GSLC                N
GTFN                N
GUPB                N
GWF                 N
HALL                N
HARB                N
HARL                N
HAVN                N
HBFW                N
HBS                 N
HFFC                N
HFGI                N
HFSA                N
HHFC                N
HJFS                N
HMCI                N
HMNF                N
HOMF                N
HPBC                N
HRBF                N
HRZB                N
HTHR                N
HVFD                N
IBSF                N
IFSB                N
INBI                N
IPSW                N
IROQ                N
ISBF                N
IWBK                N
JSBA                N
JSBF                N
JXSB                N
KNK                 N
KSAV                N
KSBK                N
KYF                 N
LARK                N
LARL                N
LFED                N
LIFB                N
LISB                N
LOGN                N
LSBI                N
LSBX                N
LVSB                N
MAFB                N
MARN                N
MASB                N
MBB                 N
MBB                 N
MBLF                N
MCBN                N
MCBS                N
MDBK                N


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                 EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------


                                                                                    Tangible               ROAA     ROACE
            Price/   Current    Current             Current        Total    Equity/    Equity/    Core   Before    Before
              LTM     Price/    Price/T   Price/   Dividend       Assets     Assets   T Assets     EPS    Extra     Extra    Merger
         Core EPS     Book V     Book V   Assets      Yield       ($000)        (%)        (%)     ($)      (%)       (%)   Target?
Ticker        (x)        (%)        (%)      (%)        (%)          MRQ        MRQ        MRQ     LTM      LTM       LTM     (Y/N)
MERI         12.7      145.9      145.9     10.6       2.21      231,058        7.3        7.3    2.50     0.55      7.33       N
MFBC         23.9       86.4       86.4     15.5       1.94      210,559       17.9       17.9    0.69     0.73      3.71       N
MFFC         22.4       95.7       95.7     17.7       3.97      180,831       18.5       18.5    0.63     0.67      3.28       N
MFLR         13.8      114.3      116.6     11.3       3.25      116,263        9.9        9.7    1.07     0.91      9.29       N
MFSL         17.1      118.0      119.9      9.5       1.93    1,130,517        8.1        7.9    2.00     0.74      8.98       N
MGNL         11.8      196.5      206.2     19.0       3.33    1,302,239        9.7        9.3    1.52     1.37     13.79       N
MIDC         16.4      107.3      127.4     10.4       3.11      358,429        9.7        8.3    1.18     0.51      5.36       N
MIFC         10.4       97.4       97.5      9.1       1.28      115,260        9.4        9.4    0.60     0.93     10.00       N
MIVI         12.9       83.8       83.8     15.4       1.36       69,322       18.4       18.4    0.91     1.31      6.73       N
MLBC         14.3      116.0      119.9      9.2       2.61    1,888,847        7.3        7.1    1.02     0.75      9.17       N
MORG         13.4       92.4       92.4     11.7       2.13       75,053       12.6       12.6    0.84     0.74      5.10       N
MSBF         12.5       99.9       99.9     20.0       2.60       62,832       20.1       20.1    1.54     1.40      6.19       N
MWBI         10.2      102.1      102.1      6.7       2.26      137,707        6.6        6.6    2.60     0.66      9.51       N
MWBX         10.6      176.6      176.6     13.6       2.05      498,738        7.7        7.7    0.46     1.31     17.12       N
MWFD         16.8      176.6      184.8     14.8       1.67      194,707        8.4        8.1    1.07     1.04     11.26       N
NASB          9.8      152.0      157.9     10.3       1.85      740,298        6.8        6.6    3.45     1.26     17.33       N
NEIB         15.2       94.5       94.5     16.5       2.37      160,032       17.4       17.4    0.89     1.02      4.97       N
NFSL         10.6      173.9      224.6     15.7       1.74      255,946        9.0        7.1    2.38     2.09     18.60       N
NHTB         13.2      103.9      103.9      7.6       4.26      264,016        7.3        7.3    0.89     0.40      5.25       N
NMSB         16.5      109.9      109.9     11.6       2.74      306,177       10.5       10.5    0.53     0.78      7.06       N
NSLB         23.3       86.9       86.9     20.2       3.64       57,288       23.3       23.3    0.59     0.97      4.08       N
NSSB         18.6      140.3      154.9     15.1       2.46      694,443       10.8        9.9    1.05     0.87      8.10       N
NSSY         19.1      131.6      137.2      9.1       0.83      637,156        7.2        6.9    1.27     0.81     10.27       N
NTMG         22.0      102.4      102.4      5.5       2.07       93,924        5.8        5.8    0.33     0.32      4.83       N
NWEQ         14.9       90.4       90.4     11.9       3.27       95,501        1.1       12.1    0.82     0.71      5.18       N
NWSB         15.8      165.4      173.9     16.3       2.42    1,901,532        9.8        9.4    0.84     0.70      6.49       N
NYB          11.6      247.4      247.4     12.8       2.36    2,940,907        5.2        5.2    2.93     1.16     20.26       N
OFCP         17.5      115.1      145.7     10.5       2.15      827,275        9.1        7.3    0.96     0.40      3.11       N
OHSL         15.0      100.8      100.8     11.7       3.66      217,627       11.6       11.6    1.38     0.57      4.60       N
PALM         19.9      143.6      150.6     11.5       0.55      659,902        8.0        7.7    0.73     0.37      4.46       N
PBCI         13.8      111.6      112.6     16.8       4.77      362,975       15.1       14.9    1.37     0.85      5.44       N
PBCT         17.5      184.6      184.9     15.3       3.23    7,236,600        8.3        8.3    1.56     1.13     14.07       N
PBKB         14.2      125.2      131.8      7.0       3.01      513,421        5.6        5.4    0.75     0.76     13.20       N
PBNB         13.9      117.5      126.1     11.5       3.32      459,966        9.8        9.2    2.00     0.96      8.99       N
PCBC         18.1       96.1       96.1     18.0       1.77       80,394       18.8       18.8    0.94     0.88      4.36       N
PCCI         12.6      145.1      145.1     13.1          -      265,125        9.0        9.0    0.93     1.17     16.14       N
PERT         16.7      113.8         NA     15.8          -      209,827       13.9         NA    1.32     0.73      6.02       N
PFDC         11.2      109.0      109.0     16.6       3.00      280,012       15.2       15.2    1.79     1.15      7.50       N
PFNC         11.5      167.2      168.2      8.5       0.96      367,171        5.1        5.1    0.73     0.60     11.58       N
PFSB         11.5       99.5      123.9      8.6       1.39    1,142,473        7.9        6.4    1.75     0.53      5.83       N
PFSL         11.1      123.5      123.5      7.3       4.87      381,562        6.0        6.0    1.55     0.54      8.98       N
PHBK         12.1      172.1      191.3     14.6       2.64    4,456,244        8.5        7.7    2.13     1.12     13.11       N
PKPS          3.6       93.9       93.9      7.7       1.91      860,853        8.2        8.2    1.48     1.48     17.88       N
PLE          10.1      102.1      105.9      7.9       4.24      191,659        7.7        7.5    1.69     0.50      6.40       N
POBS         16.4      116.9      116.9     29.1       4.40      268,654       24.9       24.9    0.83     2.32      9.50       N
PSAB         12.7      131.2      139.8     11.1       3.36      677,306        8.5        8.0    1.59     0.73      7.97       N
PSBK          9.5      123.3      140.9     10.1       2.32      886,043        8.2        7.3    2.41     1.12     13.12       N
PTRS         21.3       92.1       92.1      7.6       1.49      125,497        8.2        8.2    0.88     0.03      0.27       N
PULB         22.4      129.2      129.2     16.5       7.08      179,457       12.8       12.8    0.63     0.88      7.15       N
PULS         11.2      124.9      124.9      9.6       4.44      502,500        7.7        7.7    1.41     0.74      7.02       N
PVSC          7.5      155.1      155.1     10.1          -      345,279        6.5        6.5    1.99     0.94     14.18       N
PVSA         11.4      148.9      149.4     11.0       2.06      924,365        7.4        7.4    2.22     0.73     10.23       N
PWBC         13.4      107.8      118.9      7.5       2.67      700,794        7.0        6.4    1.01     0.42      5.47       N
QCBB         18.5       94.1       94.4      8.5          -      737,999        9.0        9.0    0.89     0.22      2.24       N
QCFC         11.7       96.4       96.4     17.0          -      148,321       17.6       17.6    1.51     1.24      6.18       N
QCSB         16.0      175.3      175.3     27.3       2.12    1,325,872       15.6       15.6    2.96     1.80     10.69       N

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------


                                                                                 Tangible             ROAA     ROACE
          Price/  Current   Current           Current        Total    Equity/     Equity/    Core   Before    Before
             LTM   Price/   Price/T  Price/  Dividend       Assets     Assets    T Assets     EPS    Extra     Extra     Merger
        Core EPS   Book V    Book V  Assets     Yield       ($000)        (%)         (%)     ($)      (%)       (%)    Target?
Ticker       (x)      (%)       (%)     (%)       (%)          MRQ        MRQ         MRQ     LTM      LTM       LTM     (Y/N)
RARB        11.7    128.2     130.9    10.1      2.58      354,176        7.8         7.7    1.98     0.84     11.12       N
RCSB        12.3    135.1     139.0    10.7      2.15    4,006,755        7.9         7.7    2.26     1.03     12.44       N
RELY        12.8    111.7     165.5     9.1      2.99    1,829,440        8.2         5.7    1.46     0.50      5.19       N
RFED        11.1    176.0     185.7     8.8      3.27    9,047,562        5.6         5.4    1.70     0.44      8.52       N
ROSE        12.2    131.6     131.6     9.0      2.53    3,140,494        6.4         6.4    2.60     0.97     15.05       N
RVSB        15.2    156.1     174.5    16.8      1.31      219,224       10.8         9.7    1.10     0.99      9.05       N
SBCN        19.2     84.5      84.5    10.5      4.00      209,942       12.1        12.1    0.78     0.17      1.28       N
SCCB        22.1     89.1      89.1    25.5      4.00       43,232       28.7        28.7    0.68     0.85      2.96       N
SECP        18.1    128.7     128.7    19.3      1.23    3,494,427       15.9        15.9    4.05     0.84      4.99       N
SFED        14.7     89.8      89.8    11.5      1.61      166,030       12.8        12.8    1.01     0.45      3.22       N
SFFC        13.9     89.3      89.3    16.1      2.42       81,059       18.0        18.0    1.19     0.98      4.97       N
SFSB        14.4     93.7      94.3     6.1      1.68      390,910        6.5         6.5    1.32     0.23      3.21       N
SFSL        11.7    148.6     151.6    13.8      2.65      599,822        9.3         9.1    1.42     0.90      9.69       N
SHEN        20.5    110.2     110.2    13.2      2.13      384,088       12.0        12.0    1.10     0.75      5.65       N
SISB         5.4    132.8     132.8    10.4         -    1,284,566        7.6         7.6    4.30     2.06     28.71       N
SMBC        15.5     92.6      92.6    14.6      3.51      160,124       15.7        15.7    0.92     0.67      4.04       N
SMFC        15.5    108.3     108.3    12.2         -      292,094       10.2        10.2    1.40     0.69      5.95       N
SOPN        17.5    100.6     100.6    25.6      3.78      263,203       25.5        25.5    1.03     1.27      4.89       N
SOSA        13.3    114.9     114.9     6.5         -      510,715        5.7         5.7    0.15     0.48      8.66       N
SPBC        13.9    134.4     134.9    11.7      1.74    4,276,208        8.7         8.7    1.99     0.59      6.44       N
SSBK        13.6    135.9     138.6    10.5      2.13      542,191        7.7         7.6    1.66     0.64      7.74       N
STFR        14.8    114.6     120.2    10.3      1.81    1,404,116        8.9         8.5    1.79     0.81      8.04       N
STND        20.2    129.2     129.4    14.5      1.52    2,339,731       11.3        11.2    1.04     0.55      4.39       N
STSA        20.2    130.6     159.5     5.0         -    1,531,295        5.5         4.8    0.68     0.14      0.43       N
SVRN        16.5    167.5     244.4     6.9      0.65    9,364,636        4.9         3.7    0.79     0.57     12.10       N
SWBI        13.5    124.1     124.1    12.9      4.16      376,277       10.4        10.4    1.35     0.82      6.79       N
SWCB        14.8    147.7     156.4    12.1      4.05      460,876        8.2         7.8    2.00     0.91     11.17       N
TBK         11.9     93.5      97.4     5.9      1.03      228,055        6.3         6.1    0.98     0.63     10.17       N
TCB         15.2    278.7     290.9    20.5      1.80    7,114,466        7.3         7.1    2.75     1.19     16.00       N
THR         17.0     91.7      92.1    13.3      2.64       87,369       14.5        14.4    0.80     0.52      3.43       N
THRD        15.0     88.4     101.9    10.4      2.00      663,092       10.8         9.5    1.07     0.63      4.49       N
TRIC        18.3     91.3      91.3    14.6      2.63       79,475       15.9        15.9    1.04     0.66      3.82       N
TSBS        21.3    142.4     145.3    27.6      2.19      524,020       19.4        19.1    0.75     1.67      8.71       N
TSH         13.5     89.8      89.8    12.4      3.77      379,590       13.8        13.8    0.98     0.72      4.29       N
TWIN        14.1    110.7     110.7    13.9      3.71      107,067       12.5        12.5    1.22     0.78      5.78       N
UBMT        14.7     94.3      94.3    21.3      4.91      107,945       22.5        22.5    1.28     1.20      5.24       N
UFRM        18.9    120.3     120.3     9.0      2.58      263,582        7.5         7.5    0.41     0.27      3.38       N
VFFC        13.3    121.0     124.8     9.5      0.78      781,358        7.8         7.6    0.97     1.43     17.98       N
WAMU        14.4    211.1     234.4    13.6      2.27   22,413,697        7.5         6.9    2.95     0.98     14.34       N
WAYN        22.6    152.9     152.9    13.7      4.00      250,856        9.0         9.0    1.02     0.25      2.70       N
WBST        13.7    151.9     196.2     7.7      1.91    3,984,454        5.4         4.3    2.76     0.55      9.96       N
WCBI        14.7    117.2     117.2    18.2      2.79      307,772       15.5        15.5    1.46     0.99      6.33       N
WEFC        14.4     97.3      97.3    13.4         -      201,316       13.8        13.8    0.90     0.56      3.82       N
WFCO        11.5    113.1     116.1     8.4      3.50      282,833        7.5         7.3    1.04     0.94     12.39       N
WFSL        12.3    181.3     190.3    20.5      3.57    5,114,978       11.3        10.8    2.09     1.63     13.85       N
WRNB        10.2    176.0     176.0    16.1      2.82      353,935        9.2         9.2    1.53     1.74     19.52       N
WSB         10.3     96.8      96.8     8.5      2.03      246,742        8.7         8.7    0.48     0.91     11.60       N
WSFS         7.5    169.4     171.1    10.5         -    1,306,714        6.2         6.1    1.32     1.47     24.49       N
WSTR        16.9    101.8     101.8    14.1      2.10      566,109       13.8        13.8    1.07     0.58      4.25       N
WVFC        12.1    123.0     123.0    15.9      3.30      265,820       12.9        12.9    2.00     1.24      8.69       N
YFED        13.0    132.4     132.4    10.5      3.66    1,154,446        8.0         8.0    1.26     0.61      7.21       N

Maximum     24.4    278.7     316.8    31.0      7.08   50,588,224       28.7        28.7    7.39     2.32     45.72
Minimum      2.3     53.5      56.0     2.3         -       36,940        3.2         2.6    0.15    (0.03)    (0.86)
Averag      14.8    126.0     132.6    12.4      2.18    1,732,077       10.4        10.1    1.46     0.78      7.93
Median      14.2    120.3     124.0    11.5      2.15      399,721        9.0         8.3    1.29     0.74      6.79


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP       EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                ROAA     ROACE
                     NPAs/    Price/  Core    Before    Before
        Current    Assets      Core    EPS     Extra     Extra
        Pricing       (%)       EPS    ($)       (%)       (%)
Ticker     Date       MRQ       (x)    MRQ       MRQ       MRQ
AADV   12/13/96      0.47      14.2   0.56    (1.47)   (15.89)
ABBK   12/13/96      0.25      11.7   0.42     0.76     11.53
ABCW   12/13/96      0.75      12.4   0.70     0.02      0.24
AFFFZ  12/13/96      0.58      40.8   0.18    (0.99)   (14.18)
AHM    12/13/96      2.14      11.3   0.70    (0.65)   (17.34)
ALBK   12/13/96      0.83      12.7   0.61     0.20      2.08
AMFB   12/13/96      0.51      11.3   0.42     0.28      3.66
ANBK   12/13/96        NA      15.3   0.20    (0.58)    (6.00)
ANDB   12/13/96      1.30       7.6   0.85     1.29     16.83
ASBI   12/13/96      0.41      13.5   0.29    (0.23)    (2.12)
ASFC   12/13/96      0.58      10.8   0.81    (0.18)    (2.28)
BANC   12/13/96      0.72      12.5   0.26     0.21      3.06
BDJI   12/13/96      0.23      16.7   0.27    (0.73)    (5.98)
BFSB   12/13/96         -       9.6   0.47     0.40      2.72
BKC    12/13/96      2.39      10.7   0.67     1.25     14.43
BKCO   12/13/96      1.11       9.1   0.55     0.90     10.83
BKCT   12/13/96      1.45      12.6   0.44     1.27     12.04
BKUNA  12/13/96      0.85      12.2   0.18    (0.08)    (6.05)
BSBC   12/13/96      2.19      12.1   0.08     1.18     13.08
BVFS   12/13/96      0.69       8.7   1.20    (0.25)    (4.14)
CAFI   12/13/96      0.23      11.6   0.35    (0.34)    (4.23)
CAPS   12/13/96      0.12      12.5   0.28    (0.22)    (2.50)
CARV   12/13/96      0.30      15.4   0.13    (0.86)    (9.03)
CASB   12/13/96      0.51      18.1   0.18    (0.43)    (6.95)
CASH   12/13/96      0.20      12.4   0.50     1.09      9.16
CBCI   12/13/96      1.29      13.6   0.60     0.17      1.04
CBCO   12/13/96      1.70      11.0   0.55     0.52      5.32
CBIN   12/13/96      0.13      11.2   0.28    (0.21)    (1.90)
CBNH   12/13/96      0.37      12.1   0.42     0.93     13.10
CBSA   12/13/96      0.57      10.1   0.56    (0.30)    (8.95)
CEBK   12/13/96      1.69      13.9   0.33     0.81      8.23
CENF   12/13/96      1.34       5.2   1.36     0.24      4.73
CFB    12/13/96      1.07      12.8   0.90    (0.25)    (4.10)
CFCP   12/13/96      0.07      17.5   0.30     1.10     18.12
CFFC   12/13/96      0.20      11.7   0.45     0.23      1.68
CFSB   12/13/96      0.20      12.3   0.39    (0.15)    (1.82)
CFX    12/13/96      0.73      12.0   0.34     0.12      1.36
CIBI   12/13/96      0.88      12.7   0.33    (0.44)    (3.61)
CKFB   12/13/96      0.57      22.4   0.22     1.38      5.34
CMRN   12/13/96      0.37      15.5   0.25     1.56      5.88
CMSV   12/13/96      0.53      11.1   0.41     1.14      9.55
CNIT   12/13/96      0.77      12.4   0.79    (0.07)    (0.96)
CNSK   12/13/96      1.17      37.5   0.08    (0.41)    (9.65)
COFD   12/13/96      0.43      11.6   0.73     0.34      4.73
COFI   12/13/96      0.31      10.8   0.91     0.15      2.16
CSA    12/13/96      1.53      14.8   0.60    (0.76)   (15.06)
CTBK   12/13/96      1.37       9.4   0.43     0.67     10.33
CTZN   12/13/96      0.91      13.8   0.54    (0.28)    (4.29)
CVAL   12/13/96      0.76      11.6   0.40    (0.29)    (3.17)
CZF    12/13/96      0.22      20.6   0.17    (0.45)    (2.73)
DIBK   12/13/96      0.99       7.1   0.62     1.84     22.10
DME    12/13/96      2.45       8.8   0.42     0.34      6.72
DNFC   12/13/96      0.66      13.7   0.28    (0.31)    (5.44)
DSL    12/13/96      1.36      12.4   0.38    (0.52)    (6.67)
EBSI   12/13/96      1.06      13.6   0.25    (0.09)    (0.94)
EFBI   12/13/96      0.04      19.1   0.19     0.77      5.09


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                  ROAA     ROACE
                       NPAs/    Price/   Core   Before    Before
           Current    Assets      Core    EPS    Extra     Extra
           Pricing       (%)       EPS    ($)      (%)       (%)
Ticker        Date       MRQ       (x)    MRQ      MRQ       MRQ
EGFC      12/13/96      1.22      12.6   0.57    (0.07)    (0.95)
EIRE      12/13/96      0.23      10.5   0.44     0.76     11.28
EQSB      12/13/96      0.77       7.9   0.85     0.81     15.35
ETFS      12/13/96      0.23      21.4   0.19     0.74      3.82
FBBC      12/13/96      0.10      12.5   0.32     0.77      4.11
FBCI      12/13/96      0.67      15.3   0.28    (0.18)    (1.65)
FBHC      12/13/96      1.31      14.4   0.42    (0.86)   (13.34)
FBSI      12/13/96      0.08      10.1   0.41     0.09      0.57
FCIT      12/13/96      2.58      10.4   0.45    (0.31)    (5.05)
FCME      12/13/96      2.24       7.3   0.25     0.89     18.95
FED       12/13/96      2.15      12.6   0.44    (0.50)   (11.10)
FESX      12/13/96      0.55       8.6   0.39     1.19     15.88
FFBI      12/13/96      0.22      19.8   0.20    (0.70)    (8.84)
FFBS      12/13/96      0.33      17.4   0.33     0.33      1.70
FFBZ      12/13/96      0.49      16.0   0.25    (0.19)    (2.44)
FFCH      12/13/96      1.20      12.4   0.47    (0.37)    (5.90)
FFES      12/13/96      0.54       6.5   0.89     0.10      1.66
FFFC      12/13/96      0.44      15.2   0.35     0.27      1.79
FFFG      12/13/96      2.94      13.8   0.05    (0.63)    (9.56)
FFFL      12/13/96      0.40      19.6   0.22    (0.44)    (4.55)
FFHC      12/13/96      0.29      13.0   0.55    (0.26)    (3.60)
FFHH      12/13/96      0.06      16.9   0.22     0.12      0.86
FFHS      12/13/96      0.44      14.8   0.27    (0.75)    (8.09)
FFKY      12/13/96      0.06      17.2   0.28     0.32      2.29
FFLC      12/13/96      0.23      14.9   0.34    (0.27)    (1.60)
FFSL      12/13/96      0.40      11.2   0.44    (0.16)    (1.31)
FFSW      12/13/96      0.16      10.8   0.90     0.29      2.45
FFSX      12/13/96      0.11      16.1   0.47    (0.50)    (6.04)
FFWC      12/13/96      0.10       9.2   0.60     0.21      2.04
FFWD      12/13/96      0.04      12.1   0.34     0.07      0.52
FFYF      12/13/96      0.84      17.5   0.37    (0.34)    (1.94)
FGHC      12/13/96      1.34      13.5   0.16     0.94     11.17
FIBC      12/13/96      3.37       9.5   0.38    (0.51)    (5.06)
FISB      12/13/96      1.76        NM      -     0.01      0.06
FKFS      12/13/96      2.28      10.0   0.50    (0.39)    (4.89)
FLFC      12/13/96      1.22      14.5   0.32     1.05     14.39
FMCO      12/13/96      1.18       8.4   0.52    (0.36)    (5.45)
FMSB      12/13/96      0.02      11.0   0.41     1.03     15.58
FNGB      12/13/96      0.12      12.1   0.33    (0.26)    (2.22)
FOBC      12/13/96      0.14      10.9   0.37    (0.16)    (1.36)
FRC       12/13/96      2.05      13.7   0.31     0.63     11.28
FSBI      12/13/96      0.50       8.6   0.55    (0.30)    (4.36)
FSFC      12/13/96      0.06      11.3   0.21    (0.35)    (3.49)
FSLA      12/13/96      0.74      18.0   0.25    (0.62)    (6.61)
FSPG      12/13/96      0.78       7.5   0.65     0.72     11.21
FTF       12/13/96      0.08       8.6   0.42     0.52      2.89
FTFC      12/13/96      0.12      10.7   0.56    (0.02)    (0.25)
FTSB      12/13/96      1.27      17.8   0.20     1.28      5.28
GBCI      12/13/96      0.09      13.0   0.45     0.82      8.66
GDW       12/13/96      1.37       4.1   3.74     1.50     24.71
GFCO      12/13/96      0.41      12.5   0.38    (0.62)    (6.61)
GFSB      12/13/96      1.63      11.8   0.44     0.17      1.45
GLBK      12/13/96      0.30      17.2   0.29     0.77      4.87
GLN       12/13/96      1.76      16.9   0.33    (0.54)   (11.49)
GPT       12/13/96      2.91      15.8   0.78     1.00      9.50
GRTR      12/13/96      7.81      22.5   0.15     0.78      8.45


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP       EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                   ROAA     ROACE
                       NPAs/    Price/    Core   Before    Before
           Current    Assets      Core     EPS    Extra     Extra
           Pricing       (%)       EPS     ($)      (%)       (%)
Ticker        Date       MRQ       (x)     MRQ      MRQ       MRQ
GSBC      12/13/96      1.83      18.0    0.24     0.30      2.89
GSLC      12/13/96        NA      11.5    0.18    (0.12)    (2.08)
GTFN      12/13/96      0.42      23.5    0.31    (0.05)    (0.56)
GUPB      12/13/96      0.25      18.0    0.22     0.18      0.93
GWF       12/13/96      1.79      12.1    0.61    (0.36)    (7.23)
HALL      12/13/96      0.04      12.6    0.35    (0.06)    (0.84)
HARB      12/13/96      0.50      11.8    0.68     0.15      1.82
HARL      12/13/96         -       8.7    0.54    (0.19)    (3.00)
HAVN      12/13/96      1.01       6.1    1.17     0.02      0.32
HBFW      12/13/96         -      17.8    0.26     0.90      5.64
HBS       12/13/96      2.33      13.2    0.35    (0.04)    (0.26)
HFFC      12/13/96      0.59      10.6    0.39    (0.27)    (2.98)
HFGI      12/13/96      0.23      12.6    0.21     0.10      2.07
HFSA      12/13/96      0.19      18.2    0.17    (0.60)    (3.53)
HHFC      12/13/96      0.19      15.4    0.16     0.74      4.33
HIFS      12/13/96      0.78      10.9    0.40     1.11     11.37
HMCI      12/13/96      3.22      11.7    0.38    (0.89)   (14.33)
HMNF      12/13/96      0.08      17.6    0.26    (0.10)    (0.68)
HOMF      12/13/96      0.45       9.5    0.93     0.27      3.31
HPBC      12/13/96      0.29      10.0    0.42     1.68     15.86
HRBF      12/13/96      0.43      15.8    0.24    (0.28)    (2.08)
HRZB      12/13/96      0.01      13.3    0.25     1.49      9.28
HTHR      12/13/96     10.58        NM   (0.10)   (1.09)   (32.90)
HVFD      12/13/96      0.28      13.2    0.35    (0.71)    (8.22)
IBSF      12/13/96      0.11      20.6    0.19    (0.46)    (2.34)
IFSB      12/13/96        NA      11.9    0.16    (0.55)    (8.17)
INBI      12/13/96      0.18      30.9    0.10    (1.85)    (9.57)
IPSW      12/13/96      1.81      10.4    0.28     1.24     21.28
IROQ      12/13/96      0.89       7.8    0.54     0.25      2.52
ISBF      12/13/96        NA      16.8    0.26    (0.11)    (0.68)
JWBK      12/13/96      0.54      13.7    0.59    (0.10)    (1.51)
JSBA      12/13/96      1.02      11.2    0.51    (1.01)   (13.85)
JSBF      12/13/96      1.30      14.5    0.63     1.72      8.08
JXSB      12/13/96      0.37      16.5    0.19    (0.73)    (6.08)
KNK       12/13/96      0.56      14.0    0.43    (0.03)    (0.30)
KSAV      12/13/96      0.55       9.7    0.54     0.05      0.32
KSBK      12/13/96      1.37       5.8    0.99     0.85     12.28
KYF       12/13/96         -      18.0    0.16     0.07      0.31
LARK      12/13/96      0.05      11.2    0.38     0.13      0.84
LARL      12/13/96      0.64       9.0    0.44     0.14      1.28
LFED      12/13/96      0.01      18.2    0.22    (0.16)    (0.97)
LIFB      12/13/96      0.38      12.8    0.36     0.05      0.43
LISB      12/13/96        NA      21.4    0.36    (0.14)    (1.46)
LOGN      12/13/96      0.36      12.2    0.24     0.41      1.81
LSBI      12/13/96      1.37      12.7    0.37     0.79      8.31
LSBX      12/13/96      0.85       6.1    0.34     1.76     22.36
LVSB      12/13/96      1.21      12.0    0.49     0.30      2.94
MAFB      12/13/96      0.40      11.1    0.78    (0.04)    (0.55)
MARN      12/13/96      0.95      14.6    0.35     0.29      1.25
MASB      12/13/96      0.27      11.1    0.84     1.12     11.46
MBB       12/13/96      0.78      17.7    0.27    (0.41)    (8.02)
MBB       12/13/96      0.78      17.7    0.27    (0.41)    (8.02)
MBLF      12/13/96      0.19      13.6    0.35     0.20      1.51
MCBN      12/13/96      0.41      14.2    0.33    (0.53)    (6.07)
MCBS      12/13/96      0.15      10.4    0.57     0.57      4.95
MDBK      12/13/96      0.53      12.0    0.52     1.01     11.37


SOURCE: SNL & F&C CALCULATIONS

FERSUSON & CO., LLP          EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------


                                                    ROAA     ROACE
                       NPAs/    Price/    Core    Before    Before
           Current    Assets      Core     EPS     Extra     Extra
           Pricing       (%)       EPS     ($)       (%)       (%)
TICKER        Date       MRQ       (x)     MRQ       MRQ       MRQ
MERI      12/13/96        NA      16.1    0.49    (0.78)   (10.48)
MFBC      12/13/96      0.01      19.6    0.21     0.83      4.53
MFFC      12/13/96      0.19      25.2    0.14    (0.27)    (1.45)
MFLR      12/13/96      1.11      13.2    0.28     0.94      9.59
MFSL      12/13/96      0.40      15.6    0.55     0.68      8.33
MGNL      12/13/96      2.52      11.3    0.40     0.54      5.56
MIDC      12/13/96      1.65      11.8    0.41    (0.06)    (0.60)
MIFC      12/13/96      0.05       7.4    0.21     1.28     13.87
MIVI      12/13/96      0.46      12.2    0.24     1.13      6.04
MLBC      12/13/96      0.61       7.4    0.49     0.87     11.86
MORG      12/13/96      1.29      13.4    0.21    (0.04)    (0.31)
MSBF      12/13/96      0.24      12.0    0.40     0.27      1.30
MWBI      12/13/96      0.47       9.6    0.69    (0.54)    (8.05)
MWBX      12/13/96      1.63      10.2    0.12     1.36     17.31
MWFD      12/13/96      0.24      17.3    0.26     0.21      2.45
NASD      12/13/96      3.12       9.3    0.91     1.33     18.85
NEIB      12/13/96      0.20      12.5    0.27     0.57      3.16
NFSL      12/13/96        NA      10.5    0.60     1.17     11.18
NHTB      12/13/96      0.94      12.8    0.23    (0.37)    (5.03)
NMSB      12/13/96      1.76      15.6    0.14     0.79      7.49
NSLB      12/13/96         -      20.2    0.17     0.97      4.14
NSSB      12/13/96      1.66      15.7    0.31     1.01      9.72
NSSY      12/13/96      1.99      11.2    0.54     0.82     11.66
NTMG      12/13/96        NA      25.9    0.07    (0.67)   (12.87)
NWEQ      12/13/96      1.19      16.1    0.19     0.05      0.41
NWSB      12/13/96      0.86      13.8    0.24    (0.18)    (1.76)
NYB       12/13/96      1.18       9.5    0.89     0.74     13.83
OFCP      12/13/96      0.18      15.0    0.28    (0.56)    (5.68)
OHSL      12/13/96      0.01      17.3    0.30    (0.37)    (3.14)
PALM      12/13/96      3.44      18.1    0.20    (0.60)    (7.35)
PBCI      12/13/96      2.38      16.9    0.28    (0.41)    (2.68)
PBCT      12/13/96      1.42      16.6    0.41     1.15     14.20
PBKB      12/13/96      1.02      12.7    0.21     0.75     13.71
PBNB      12/13/96      0.61      13.6    0.51     0.92      9.15
PCBC      12/13/96        NA      17.0    0.25     0.55      2.83
PCCI      12/13/96      2.24      18.4    0.16     1.08     12.98
PERT      12/13/96        NA      17.2    0.32    (0.14)    (1.12)
PFDC      12/13/96      0.37       9.6    0.52     0.12      0.75
PFNC      12/13/96      0.98      15.0    0.14    (0.68)   (12.79)
PFSB      12/13/96      0.86       9.7    0.52    (0.28)    (3.34)
PFSL      12/13/96      0.16       7.4    0.58     0.45      7.51
PHBK      12/13/96      1.03      10.6    0.61     1.29     15.23
PKPS      12/13/96      3.81      13.1    0.10    (0.28)    (3.32)
PLE       12/13/96      0.83       8.9    0.48    (0.55)    (6.91)
POBS      12/13/96      0.17      15.5    0.22     2.19      9.00
PSAB      12/13/96      1.34      10.8    0.47    (0.06)    (0.71)
PSBK      12/13/96      1.03       9.0    0.64     1.13     14.08
PTRS      12/13/96      2.20      23.4    0.20    (1.06)   (12.06)
PULB      12/13/96      0.29      25.2    0.14     0.76      5.99
PULS      12/13/96      1.07      10.4    0.38    (0.45)    (5.69)
PVFC      12/13/96      0.56       3.6    1.05    (0.01)    (0.20)
PVSA      12/13/96      0.26      10.5    0.60    (0.34)    (4.66)
PWBC      12/13/96      0.59      12.1    0.28    (0.16)    (2.33)
QCBC      12/13/96      1.81      20.6    0.20    (0.69)    (7.47)
QCFB      12/13/96        NA      10.1    0.44     0.39      2.11
QCSB      12/13/96      0.53      15.3    0.77     1.72     11.06


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                   ROAA     ROACE
                       NPAs/    Price/    Core   Before    Before
           Current    Assets      Core     EPS    Extra     Extra
           Pricing       (%)       EPS     ($)      (%)       (%)
Ticker        Date       MRQ       (x)     MRQ      MRQ       MRQ
RARB      12/13/96      0.44      10.6    0.55     0.70      9.20
RCSB      12/13/96      0.63      10.3    0.68     1.09     14.78
RELY      12/13/96      0.96       9.8    0.48    (0.31)    (3.73)
RFED      12/13/96      0.74      12.1    0.39     0.08      0.80
ROSE      12/13/96        NA       9.8    0.81     1.07     16.91
RVSB      12/13/96      0.20      16.8    0.25     0.04      0.41
SBCN      12/13/96      0.13      20.8    0.18    (0.52)    (4.22)
SCCB      12/13/96        NA      20.8    0.18     0.15      0.52
SECP      12/13/96      0.10      15.3    1.20     0.33      2.04
SFED      12/13/96      0.61      10.3    0.36    (0.30)    (2.31)
SFFC      12/13/96      0.43      12.1    0.34     0.34      1.82
SFSB      12/13/96      0.27      10.6    0.45    (0.47)    (6.93)
SFSL      12/13/96      0.21      10.4    0.40     0.19      2.04
SHEN      12/13/96      0.50        NM       -     0.01      0.09
SISB      12/13/96      0.50       3.2    1.82     3.35     46.25
SMBC      12/13/96      0.71      14.3    0.25    (0.25)    (1.52)
SMFC      12/13/96      0.06      11.8    0.46     0.26      2.42
SOPN      12/13/96      0.10      16.1    0.28     0.46      1.80
SOSA      12/13/96      8.41      12.5    0.04     0.48      8.47
SPBC      12/13/96      0.47      12.1    0.57    (0.33)    (3.67)
SSBK      12/13/96      0.08      15.6    0.36    (0.31)    (3.88)
STFR      12/13/96      0.28      17.0    0.39    (0.13)    (1.34)
STND      12/13/96      0.16      16.4    0.32    (0.17)    (1.53)
STSA      12/13/96      0.58        NM       -    (0.88)   (24.96)
SVRN      12/13/96      0.55        NM       -        -     (1.62)
SWBI      12/13/96      0.22      13.8    0.33    (0.16)    (1.43)
SWCB      12/13/96      0.77      12.0    0.62     0.93     11.68
TBK       12/13/96      2.78      22.4    0.13     0.66     10.67
TCB       12/13/96      0.76      15.4    0.68     0.31      4.03
THR       12/13/96      1.22      15.5    0.22    (0.42)    (2.89)
THRD      12/13/96      0.32      13.8    0.29    (0.15)    (1.16)
TRIC      12/13/96      0.07      18.3    0.26    (0.13)    (0.83)
TSBS      12/13/96      0.36      22.2    0.18     1.19      6.15
TSH       12/13/96        NA      11.4    0.29    (0.27)    (1.88)
TWIN      12/13/96      0.40      12.7    0.34    (0.18)    (1.42)
UBMT      12/13/96      0.62      14.7    0.32     0.14      0.60
UFRM      12/13/96      1.01        NM   (0.02)   (1.32)   (16.96)
VFFC      12/13/96      2.32      11.9    0.27     0.10      1.25
WAMU      12/13/96      0.56      13.4    0.79     0.72     10.16
WAYN      12/13/96      0.59      22.1    0.26    (0.90)    (9.52)
WBST      12/13/96      0.85      11.5    0.82     0.50      9.06
WCBI      12/13/96      0.53      12.8    0.42     0.14      0.89
WEFC      12/13/96      0.27      11.6    0.28    (0.29)    (2.07)
WFCO      12/13/96      0.40      10.0    0.30     0.87     11.34
WFSL      12/13/96      0.79      10.9    0.59     1.13      9.78
WRNB      12/13/96      1.75      10.0    0.39     1.81     19.74
WSB       12/13/96      0.95       7.7    0.16     1.13     13.38
WSFS      12/13/96      2.76       5.3    0.47     1.92     32.02
WSTR      12/13/96      0.06      16.2    0.28    (0.13)    (0.91)
WVFC      12/13/96      0.36      11.2    0.54     0.37      2.91
YFED      12/13/96      1.62      19.5    0.21    (0.56)    (6.82)

Maximum                10.58      40.8    3.74     3.35     46.25
Minimum                    -       3.2   (0.10)   (1.85)   (32.90)
Average                 0.90      13.5    0.42     0.20      1.70
Median                  0.56      12.6    0.35     0.08      0.52


SOURCE: SNL & F&C CALCULATIONS

                                  EXHIBIT VI

FERGUSON & CO., LLP
-------------------

                       EXHIBIT VI - COMPARATIVE SELECTION

To search for a comparative group for RF Federal, we selected all thrifts from the entire U.S. with assets under $75 million that have sufficient trading volume to produce meaningful market information. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.


We found 24 thrifts in the asset size described above. We eliminated 13 and retained a group of 11. Normally, we consider 10 to be the desired sample size. We selected one extra in case we have to drop some of the group before RF Federal's conversion is completed.

We eliminated thrifts for the following reasons: 1) BIF insured; 2) Earnings that are not meaningful or no meaningful EPS and PE information; 3) Merger agreement has been executed; 4) Non-performing assets in excess of 1.5% of total assets; 5) Loans under 50% of total assets; and 6) Loans serviced more than 40% of total assets. After eliminating the thrifts described above, there were 12 remaining. During the latter half of November, Classic Bancshares (CLAS) filed financial statements revealing that it had completed an acquisition and increased its size to over $130 million in assets. Since this was well in excess of our upper limit of $75 million, we dropped it and reduced our group to 11.

The group of 24 from which the comparative group was selected is listed on
Exhibit VI.1 and the selected comparative group is listed on Exhibit VI.2. On
Exhibit VI.1, we have underlined the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A BIF insured.

B No meaningful earnings or EPS data.

C Merger agreement has been executed.

D Non-performing assets in excess of 1.5% of assets.

E Loans are less than 50% of assets.

F Loans serviced exceeds 40% of assets.

G Subsequent acquisition increased assets beyond comparable group size.

FERGUSON & CO., LLP          EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
-------------------


                                                                          DEPOSIT                          CURRENT   CURRENT
                                                                          INSURANCE                          STOCK    MARKET
                                                                          AGENCY                             PRICE     VALUE
TICKER     SHORT NAME                      CITY            STATE  REGION  (BIF/SAIF)   EXCHANGE  IPO DATE      ($)      ($M)
ALBC       Albion Banc Corp.               Albion          NY     MA      SAIF         NASDAQ    07/26/93   16.875      4.18
ATSB       AmTrust Capital Corp.           Peru            IN     MW      SAIF         NASDAQ    03/28/95   10.000      5.28
BRFC       Bridgeville Savings Bank        Bridgeville     PA     MA      SAIF         NASDAQ    10/07/94   15.250     17.14
---------
CKFB       CKF Bancorp, Inc.               Danville        KY     MW      SAIF         NASDAQ    01/04/95   19.750     18.59
CLAS       Classic Bancshares, Inc.        Ashland         KY     MW      SAIF         NASDAQ    12/29/95   11.688     15.46
---------
CRZY       Crazy Woman Creek Bancorp       Buffalo         WY     WE      SAIF         NASDAQ    03/29/96   11.750     12.43
CSBF       CSB Financial Group, Inc.       Centralia       IL     MW      SAIF         NASDAQ    10/09/95   10.063     10.42
FLKY       First Lancaster Bancshares      Lancaster       KY     MW      SAIF         NASDAQ    07/01/96   15.750     15.10
---------                                                                                      -----------
GLBK       Glendale Co-Operative Bank      Everett         MA     NE      BIF          NASDAQ    01/10/94   20.000      4.95
---------                                                               ------------
GUPB       GFSB Bancorp, Inc.              Gallup          NM     SW      SAIF         NASDAQ    06/30/95   14.313     12.90
GWBC       Gateway Bancorp, Inc.           Catlettsburg    KY     MW      SAIF         NASDAQ    01/18/95   14.000     15.59
---------
HBBI       Home Building Bancorp           Washington      IN     MW      SAIF         NASDAQ    02/08/95   17.500      5.45
---------
HWEN       Home Financial Bancorp          Spencer         IN     MW      SAIF         NASDAQ    07/02/96   12.500      6.32
---------                                                                                      -----------
JOAC       Joachim Bancorp, Inc.           De Soto         MO     MW      SAIF         NASDAQ    12/28/95   15.000     11.41
LONF       London Financial Corporation    London          OH     MW      SAIF         NASDAQ    04/01/96   12.000      6.35
---------                                                                                      -----------
LXMO       Lexington B&L Financial Corp.   Lexington       MO     MW      SAIF         NASDAQ    06/06/96   12.063     15.26
---------                                                                                      -----------
MCBN       Mid-Coast Bancorp, Inc.         Waldoboro       ME     NE      SAIF         NASDAQ    11/02/89   19.500      4.49
MFSB       Mutual Bancompany               Jefferson City  MO     MW      SAIF         NASDAQ    02/02/95   22.250      7.42
---------
MIVI       Mississippi View Holding Co.    Little Falls    MN     MW      SAIF         NASDAQ    03/24/95   11.875     10.42
MSBF       MSB Financial, Inc.             Marshall        MI     MW      SAIF         NASDAQ    02/06/95   18.500     12.09
---------
NSLB       NS&L Bancorp, Inc.              Neosho          MO     MW      SAIF         NASDAQ    06/08/95   13.500     11.39
PWBK       Pennwood Savings Bank           Pittsburgh      PA     MA      SAIF         NASDAQ    07/15/96   12.250      7.47
---------                                                                                      -----------
SCCB       S. Carolina Community Bancshrs  Winnsboro       SC     SE      SAIF         NASDAQ    07/07/94   15.000     11.03
SSB        Scotland Bancorp, Inc           Laurinburg      NC     SE      SAIF         AMSE      04/01/96   13.250     24.38
---------                                                                                      -----------

Maximum                                                                                                     22.250     24.38
Minimum                                                                                                     10.000      4.18
Average                                                                                                     14.776     11.06
Median                                                                                                      14.157     11.21


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP           EXHIBIT VI.1 -  COMPARATIVE GROUP SELECTION
-------------------

           Price/                                                                               Tang.                       ROAA
              LTM   Price/   Current     Current              Current      Total  Equity/     Equity/      Core    Core   Before
             Core     Core    Price/    Price/ T    Price/        Div     Assets   Assets    T Assets       EPS     EPS    Extra
              EPS      EPS   B Value     B Value    Assets      Yield     ($000)      (%)         (%)       ($)     ($)      (%)
Ticker        (x)      (x)       (%)         (%)       (%)        (%)       MRQ       MRQ         MRQ       LTM     MRQ      LTM
ALBC         31.8     28.1      71.3        71.3       7.4       1.82    57,784      10.3        10.3      0.53    0.15     0.24
ATSB         66.7     17.9      73.9          NA       7.3          -    72,108       9.9          NA      0.15    0.14     0.26
BRFC         23.5     20.1     108.0       108.0      31.3       2.10    54,835      28.9        28.9      0.65    0.19     0.97
---------
CKFB         24.4     22.4     117.6       117.6      31.0       2.23    59,898      25.2        25.2      0.81    0.22     1.28
CLAS           NA     22.5      79.2        79.2      22.5       2.05    68,754      28.4        28.4        NA    0.13     0.72
---------
CRZY           NA     17.3      80.4        80.4      24.1       3.40    51,517      30.0        30.0        NA    0.17     0.79
CSBF           NA     22.9      81.2        81.2      25.1          -    41,524      30.9        30.9        NA    0.11     0.89
FLKY           NA       NA     111.9       111.9      39.9          -    37,842      35.7        35.7        NA      NA       NA
--------------------------                                                                               ----------------
GLBK         20.4     17.2      84.5        84.5      13.4          -    36,940      15.9        15.9      0.98    0.29     0.79
---------
GUPB         16.5     14.9      88.4        88.4      18.5       2.80    73,251      21.0        21.0      0.87    0.24     1.23
GWBC         26.9       NM      89.5        89.5      22.4       2.86    69,496      25.1        25.1      0.52       -     0.84
---------
HBBI           NM       NM      92.9        92.9      12.8       1.71    42,560      12.9        12.9     (0.01)  (0.05)   (0.32)
--------------------------                                                                               ----------------
HWEN           NA       NA      81.7        81.7      16.4          -    38,683      20.0        20.0        NA      NA     0.51
--------------------------                                                                               ----------------
JOAC           NA     46.9     106.8       106.8      31.6       3.33    36,127      29.6        29.6        NA    0.08     0.41
LONF           NA       NA      79.9        79.9      17.1       2.00    37,189      21.4        21.4        NA      NA       NA
--------------------------                                                                               ----------------
LXMO           NA       NA      81.5        81.5      24.9          -    61,294      30.6        30.6        NA      NA       NA
--------------------------                                                                               ----------------
MCBN         14.6     14.8      91.3        91.3       8.0       2.67    55,956       8.8         8.8      1.34    0.33     0.34
MFSB         57.1     79.5     119.0       119.0      13.9          -    53,311      11.7        11.7      0.39    0.07     0.20
---------
MIVI         13.1     12.4      84.7        84.7      15.6       1.35    69,322      18.4        18.4      0.91    0.24     1.31
MSBF         12.0     11.6      96.0        96.0      19.2       2.70    62,832      20.1        20.1      1.54    0.40     1.40
---------
NSLB         22.9     19.9      85.3        85.3      19.9       3.70    57,288      23.3        23.3      0.59    0.17     0.97
PWBK           NA       NA        NA          NA        NA          -    42,366       9.6         9.6        NA      NA       NA
--------------------------                                                                               ----------------
SCCB         22.4     26.8      89.7        89.7      25.0       4.00    44,172      27.9        27.9      0.67    0.14     1.11
SSB            NA       NA      98.7        98.7      34.6       2.26    70,488      35.1        35.1        NA      NA       NA
--------------------------                                                                               ----------------

Maximum      66.7     79.5     119.0       119.0      39.9       4.00    73,251      35.7        35.7      1.54    0.40     1.40
Minimum      12.0     11.6      71.3        71.3       7.3          -    36,127       8.8         8.8     (0.01)  (0.05)   (0.32)
Average      27.1     24.7      91.0        91.8      21.0       1.71    53,981      22.1        22.6      0.71    0.17     0.73
Median       22.9     20.0      88.4        89.0      19.9       2.03    55,396      22.3        23.3      0.66    0.16     0.79
                ROAA
              Before
               Extra
                 (%)
Ticker           MRQ
ALBC           0.27
ATSB          (0.49)
BRFC           0.28
---------
CKFB           1.38
CLAS           0.96
---------
CRZY           0.39
CSBF           1.02
FLKY           0.56
---------
GLBK           0.77
---------
GUPB           1.26
GWBC           0.02
---------
HBBI          (1.50)
---------
HWEN          (0.12)
---------
JOAC          (0.56)
LONF           1.19
---------
LXMO           1.03
---------
MCBN          (0.53)
MFSB           0.05
---------
MIVI           1.13
MSBF           0.27
---------
NSLB           0.97
PWBK           0.71
---------
SCCB           0.88
SSB            1.74
---------

Maximum        1.74
Minimum       (1.50)
Average        0.49
Median         0.64


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP       EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
-------------------

                      ROACE         ROACE                                                                            Borrow-
                     Before        Before                              NPAs/       Loans/    Loans/     Deposits/      ings/
                      Extra         Extra      Merger      Current    Assets     Deposits    Assets        Assets     Assets
                        (%)           (%)     Target?      Pricing       (%)          (%)       (%)           (%)        (%)
Ticker                 LTM            MRQ      (Y/N)          Date       MRQ          MRQ       MRQ           MRQ        MRQ
ALBC                  2.33           2.52        N        11/15/96      0.76        99.30     81.64         82.21       5.69
ATSB                  2.45          (4.96)       N        11/15/96        NA       110.63     72.47         65.51      23.44
BRFC                  3.38           0.97        Y        11/15/96      0.21        62.36     36.80         59.01       9.50
-----------                                  ----------                                    -----------
CKFB                  4.70           5.34        N        11/15/96      0.57       121.74     88.39         72.60       0.44
CLAS                    NA           3.30        N        11/15/96      0.64       102.14     68.96         67.51       3.64
-----------
CRZY                  3.10           1.29        N        11/15/96      0.12        88.95     50.73         57.03      11.87
CSBF                    NA           3.29        N        11/15/96        NA        80.78     55.38         68.55          -
FLKY                    NA           1.63        N        11/15/96      0.52       148.21     85.37         57.60       5.22
-----------
GLBK                  4.97           4.87        N        11/15/96      0.30        48.20     40.48         83.98          -
-----------                                                                                -----------
GUPB                  4.88           5.73        N        11/15/96      0.20        84.88     53.29         62.78      14.82
GWBC                  3.30           0.07        N        11/15/96      0.09        35.39     26.22         74.09          -
-----------                                                                                -----------
HBBI                 (2.37)        (11.12)       N        11/15/96      0.35        86.38     66.22         76.66       9.34
-----------
HWEN                    NA          (0.86)       N        11/15/96      0.96       118.25     73.68         62.31      17.32
-----------
JOAC                  1.49          (1.90)       N        11/15/96      0.33        95.75     65.53         68.44          -
LONF                    NA           5.63        N        11/15/96      0.21        94.92     73.45         77.39       0.81
-----------
LXMO                    NA             NA        N        11/15/96      0.98        97.20     66.91         68.83          -
-----------
MCBN                  3.83          (6.07)       N        11/15/96      0.41       108.15     82.43         76.22      14.19
MFSB                  1.84           0.45        Y        11/15/96      0.01        85.97     73.89         85.94       1.69
-----------                                  ----------
MIVI                  6.73           6.04        N        11/15/96      0.46        76.83     62.05         80.77          -
MSBF                  6.19           1.30        N        11/15/96      0.24       142.13     93.01         65.44      12.73
-----------
NSLB                  4.08           4.14        N        11/15/96         -        69.21     51.94         75.05          -
PWBK                    NA             NA        N        11/15/96      2.21        62.01     54.86         88.47          -
-----------                                                         ------------
SCCB                  3.77           3.12        N        11/15/96        NA       107.54     76.14         70.80          -
SSB                     NA           4.81        N        11/15/96         -       105.04     62.10         59.12       4.26
-----------

Maximum               6.73           6.04                               2.21       148.21     93.01         88.47      23.44
Minimum              (2.37)        (11.12)                                 -        35.39     26.22         57.03          -
Average               3.42           1.35                               0.46        93.00     65.08         71.10       5.62
Median                3.58           2.08                               0.33        95.34     66.57         69.82       2.67
                                          Loans
                             Loans    Serviced/
                          Serviced       Assets       Reasons
                            ($000)          (%)           for
Ticker                         MRQ          MRQ     Excluding
ALBC                        11,183        19.35
ATSB                            NA           NA
BRFC                             -            -        C, E
-----------
CKFB                             -            -
CLAS                             -            -         G
-----------
CRZY                            81         0.16
CSBF                            NA           NA
FLKY                             -            -         B
-----------
GLBK                            NA           NA        A, E
-----------
GUPB                             -            -
GWBC                             -            -         E
-----------
HBBI                             -            -         B
-----------
HWEN                             -            -         B
-----------
JOAC                             -            -
LONF                             -            -         B
-----------
LXMO                            NA           NA         B
-----------
MCBN                         6,993        12.50
MFSB                        11,546        21.66         C
-----------
MIVI                             -            -
MSBF                        33,586        53.45         F
-----------                             ---------
NSLB                             -            -
PWBK                            NA           NA        B, D
-----------
SCCB                            NA           NA
SSB                              -            -         B
-----------

Maximum                     33,586        53.45
Minimum                          -            -
Average                      3,522         5.95
Median                           -            -


Source: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP                   EXHIBIT VI.2 - COMPARATIVE GROUP SELECTED
-------------------


                                                                        Deposit                          Current   Current
                                                                        Insurance                          Stock    Market
                                                                        Agency                             Price     Value
Ticker     Short Name                      City          State  Region  (BIF/SAIF)   Exchange  IPO Date      ($)      ($M)
ALBC       Albion Banc Corp.               Albion        NY     MA      SAIF         NASDAQ    07/26/93   16.875      4.18
ATSB       AmTrust Capital Corp.           Peru          IN     MW      SAIF         NASDAQ    03/28/95   10.000      5.28
CKFB       CKF Bancorp, Inc.               Danville      KY     MW      SAIF         NASDAQ    01/04/95   19.750     18.59
CRZY       Crazy Woman Creek Bancorp       Buffalo       WY     WE      SAIF         NASDAQ    03/29/96   11.750     12.43
CSBF       CSB Financial Group, Inc.       Centralia     IL     MW      SAIF         NASDAQ    10/09/95   10.063     10.42
GUPB       GFSB Bancorp, Inc.              Gallup        NM     SW      SAIF         NASDAQ    06/30/95   14.313     12.90
JOAC       Joachim Bancorp, Inc.           De Soto       MO     MW      SAIF         NASDAQ    12/28/95   15.000     11.41
MCBN       Mid-Coast Bancorp, Inc.         Waldoboro     ME     NE      SAIF         NASDAQ    11/02/89   19.500      4.49
MIVI       Mississippi View Holding Co.    Little Falls  MN     MW      SAIF         NASDAQ    03/24/95   11.875     10.42
NSLB       NS&L Bancorp, Inc.              Neosho        MO     MW      SAIF         NASDAQ    06/08/95   13.500     11.39
SCCB       S. Carolina Community Bancshrs  Winnsboro     SC     SE      SAIF         NASDAQ    07/07/94   15.000     11.03

Maximum                                                                                                   19.750     18.59
Minimum                                                                                                   10.000      4.18
Average                                                                                                   14.330     10.23
Median                                                                                                    14.313     11.03


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & C., LLP                   EXHIBIT V1.2 - COMPARATIVE GROUP SELECTED
------------------


        Price/                                                                                  Tang.                  ROAA    ROAA
           LTM  Price/    Current       Current             Current     Total    Equity/      Equity/   Core   Core  Before  Before
          Core    Core     Price/      Price/ T    Price/       Div    Assets     Assets     T Assets    EPS    EPS   Extra   Extra
           EPS     EPS    B Value       B Value    Assets     Yield    ($000)        (%)          (%)    ($)    ($)     (%)     (%)
Ticker     (x)     (x)        (%)           (%)       (%)       (%)       MRQ        MRQ          MRQ    LTM    MRQ     LTM     MRQ
ALBC      31.8    28.1       71.3          71.3       7.4      1.82    57,784       10.3         10.3   0.53   0.15    0.24    0.27
ATSB      66.7    17.9       73.9           NA        7.3         -    72,108        9.9          NA    0.15   0.14    0.26   (0.49)
CKFB      24.4    22.4      117.6         117.6      31.0      2.23    59,898       25.2         25.2   0.81   0.22    1.28    1.38
CRZY       NA     17.3       80.4          80.4      24.1      3.40    51,517       30.0         30.0    NA    0.17    0.79    0.39
CSBF       NA     22.9       81.2          81.2      25.1         -    41,524       30.9         30.9    NA    0.11    0.89    1.02
GUPB      16.5    14.9       88.4          88.4      18.5      2.80    73,251       21.0         21.0   0.87   0.24    1.23    1.26
JOAC       NA     46.9      106.8         106.8      31.6      3.33    36,127       29.6         29.6    NA    0.08    0.41   (0.56)
MCBN      14.6    14.8       91.3          91.3       8.0      2.67    55,956        8.8          8.8   1.34   0.33    0.34   (0.53)
MIVI      13.1    12.4       84.7          84.7      15.6      1.35    69,322       18.4         18.4   0.91   0.24    1.31    1.13
NSLB      22.9    19.9       85.3          85.3      19.9      3.70    57,288       23.3         23.3   0.59   0.17    0.97    0.97
SCCB      22.4    26.8       89.7          89.7      25.0      4.00    44,172       27.9         27.9   0.67   0.14    1.11    0.88

Maximum   66.7    46.9      117.6         117.6      31.6      4.00    73,251       30.9         30.9   1.34   0.33    1.31    1.38
Minimum   13.1    12.4       71.3          71.3       7.3         -    36,127        8.8          8.8   0.15   0.08    0.24   (0.56)
Average   26.5    22.2       88.2          89.6      19.4      2.30    56,268       21.4         22.5   0.73   0.18    0.80    0.52
Median    22.6    19.9       85.3          86.8      19.9      2.67    57,288       23.3         24.3   0.74   0.17    0.89    0.88


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP            EXHIBIT VI.2 - COMPARATIVE GROUP SELECTED
-------------------

            ROACE     ROACE                                                                       Borrow-                    Loans
            Before   Before                          NPAs/      Loans/     Loans/    Deposits/      ings/       Loans    Serviced/
            Extra     Extra    Merger      Current  Assets    Deposits    Assets        Assets     Assets    Serviced       Assets
              (%)       (%)   Target?      Pricing     (%)         (%)       (%)           (%)        (%)      ($000)          (%)
Ticker       LTM        MRQ     (Y/N)         Date     MRQ         MRQ       MRQ           MRQ        MRQ         MRQ          MRQ

ALBC        2.33      2.52        N       11/15/96    0.76       99.30     81.64         82.21       5.69      11,183        19.35
ATSB        2.45     (4.96)       N       11/15/96      NA      110.63     72.47         65.51      23.44          NA           NA
CKFB        4.70      5.34        N       11/15/96    0.57      121.74     88.39         72.60       0.44           -            -
CRZY        3.10      1.29        N       11/15/96    0.12       88.95     50.73         57.03      11.87          81         0.16
CSBF        NA        3.29        N       11/15/96      NA       80.78     55.38         68.55          -          NA           NA
GUPB        4.88      5.73        N       11/15/96    0.20       84.88     53.29         62.78      14.82           -            -
JOAC        1.49     (1.90)       N       11/15/96    0.33       95.75     65.53         68.44          -           -            -
MCBN        3.83     (6.07)       N       11/15/96    0.41      108.15     82.43         76.22      14.19       6,993        12.50
MIVI        6.73      6.04        N       11/15/96    0.46       76.83     62.05         80.77          -           -            -
NSLB        4.08      4.14        N       11/15/96       -       69.21     51.94         75.05          -           -            -
SCCB        3.77      3.12        N       11/15/96      NA      107.54     76.14         70.80          -          NA           NA

Maximum     6.73      6.04                            0.76      121.74     88.39         82.21      23.44      11,183        19.35
Minimum     1.49     (6.07)                              -       69.21     50.73         57.03          -           -            -
Average     3.74      1.69                            0.36       94.89     67.27         70.91       6.40       2,282         4.00
Median      3.80      3.12                            0.37       95.75     65.53         70.80       0.44           -            -


SOURCE: SNL & F&C CALCULATIONS

                                  EXHIBIT VII

FERGUSON & CO., LLP
-------------------

                                  EXHIBIT VII
                             PRO FORMA ASSUMPTIONS


1. Net proceeds from the conversion were invested at the beginning of the period at 5.70%, which was the approximate rate on the one-year treasury bill on September 30, 1996. This rate was selected because it is considered more representative of the rate the Association is likely to earn.

2. Rocky Ford Federal's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial purchase.

3. Rocky Ford Federal's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 35%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $.97, $.86, $.78, and $.71, and price to earnings ratios of 10.31, 11.64, 12.85, and 14.13, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & CO., LLP


                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                    VALUATION DATE AS OF DECEMBER 13, 1996


ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION, ROCKY FORD, COLORADO
---------------------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Value                                                   $      2,720,000
     Less:  Estimated Expenses                                                        (340,000)
                                                                              -------------------
     Net Conversion Proceeds                                                  $      2,380,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                                  $      2,380,000
     Less:  ESOP Contributions                                                        (217,600)
            RP Contributions                                                          (108,800)
                                                                              -------------------
     Net Conversion Proceeds after ESOP & RP                                  $      2,053,600
     Estimated Incremental Rate of Return(1)                                              3.71%
                                                                              -------------------
     Estimated Additional Income                                              $         76,086
     Less:  ESOP Expense                                                               (14,144)
            RP Expense                                                                 (14,144)
                                                                              -------------------
                                                                              $         47,798
                                                                              ===================

3.   Pro Forma Calculations

                                                   Before             Conversion            After
     Period                                      Conversion             Results          Conversion
                                         --------------------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     September 30, 1996                    $           197,000    $           47,798   $      244,798

b.   Pro Forma Net Worth
     September 30, 1996                    $         2,778,000    $        2,053,600   $    4,831,600

c.   Pro Forma Net Assets
     September 30, 1996                    $        20,388,000    $        2,053,600   $   22,441,600

(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & CO., LLP
-------------------

                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                    VALUATION DATE AS OF DECEMBER 13, 1996


ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION, ROCKY FORD, COLORADO
---------------------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation                                                $     3,200,000
     Less:  Estimated Expenses                                                        (350,000)
                                                                               ----------------
     Net Conversion Proceeds                                                   $     2,850,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                                   $     2,850,000
     Less:  ESOP Contributions                                                        (256,000)
     RP Contributions                                                                 (128,000)
                                                                               ----------------
     Net Conversion Proceeds after ESOP & RP                                   $     2,466,000
     Estimated Incremental Rate of Return(1)                                             3.71%
                                                                               ----------------
     Estimated Additional Income                                               $        91,365
     Less:  ESOP Expense                                                               (16,640)
     RP Expense                                                                        (16,640)
                                                                               ----------------
                                                                               $        58,085
                                                                               -----------------

3.   Pro Forma Calculations

                                              Before           Conversion          After
     Period                                 Conversion          Results         Conversion
                                        -----------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     September 30, 1996                 $        197,000    $         58,085   $       255,085

b.   Pro Forma Net Worth
     September 30, 1996                 $      2,778,000    $      2,466,000   $     5,244,000

c.   Pro Forma Net Assets
     September 30, 1996                 $     20,388,000    $      2,466,000   $    22,854,000


(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & CO., LLP
-------------------

                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MAXIMUM OF THE CONVERSION VALUATION RANGE
                    VALUATION DATE AS OF DECEMBER 13, 1996

ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION, ROCKY FORD, COLORADO
---------------------------------------------------------------------

1.   Conversion Proceeds
     Pro Forma Market Valuation                                          $      3,680,000
     Less:  Estimated Expenses                                                   (350,000)
                                                                         -----------------
     Net Conversion Proceeds                                             $      3,330,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                             $      3,330,000
     Less:  ESOP Contributions                                                   (294,400)
            RP Contributions                                                     (147,200)
                                                                         -----------------
     Net Conversion Proceeds after ESOP & RP                             $      2,888,400
     Estimated Incremental Rate of Return(1)                                        3.71%
                                                                         -----------------
     Estimated Additional Income                                         $        107,015
     Less:  ESOP Expense                                                          (19,136)
            RP Expense                                                            (19,136)
                                                                         -----------------
                                                                         $         68,743
                                                                         -----------------

3.   Pro Forma Calculations


                                               Before           Conversion           After
     Period                                  Conversion           Results         Conversion
                                         -------------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     September 30, 1996                  $     197,000          $     68,743      $     265,743

b.   Pro Forma Net Worth
     September 30, 1996                  $   2,778,000          $  2,888,400      $   5,666,400

c.   Pro Forma Net Assets
     September 30, 1996                  $  20,388,000          $  2,888,400      $  23,276,400

(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & CO., LLP
-------------------

                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                    VALUATION DATE AS OF DECEMBER 13, 1996

ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION, ROCKY FORD, COLORADO
---------------------------------------------------------------------

1.    Conversion Proceeds
      Pro Forma Market Valuation                                                              $          4,232,000
      Less:  Estimated Expenses                                                               $           (350,000)
                                                                                             -----------------------
      Net Conversion Proceeds                                                                 $          3,882,000

2.    Estimated Additional Income From Conversion Proceeds
      Net Conversion Proceeds                                                                 $         3,882,000
      Less:  ESOP Contributions                                                               $          (338,560)
             RP Contributions                                                                 $          (169,280)
                                                                                             ----------------------
      Net Conversion Proceeds after ESOP & RP                                                 $         3,374,160
      Estimated Incremental Rate of Return(1)                                                                3.71%
                                                                                             ----------------------
      Estimated Additional Income                                                             $           125,013
      Less:  ESOP Expense                                                                     $           (22,006)
                                                                                             ----------------------
             RP Expense                                                                       $           (22,006)
                                                                                              $            81,000
                                                                                             ======================
 3.   Pro Forma Calculations

                                                         Before               Conversion             After
      Period                                           Conversion              Results             Conversion
                                               ----------------------------------------------------------------------
a.    Pro Forma Earnings
      Twelve Months Ended
      September 30, 1996                         $            197,000  $             81,000   $           278,000

b.    Pro Forma Net Worth
      September 30, 1996                         $          2,778,000  $          3,374,160   $         6,152,160

c.    Pro Forma Net Assets
      September 30, 1996                         $         20,388,000  $          3,374,160   $        23,762,160

(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & CO., LLP
-------------------

                                  EXHIBIT VII
                           PRO FORMA ANALYSIS SHEET

Name of Association:                         ROCKY FORD FEDERAL SAVINGS AND LOAN ASSOCIATION, ROCKY FORD, COLORADO

Date of Market Prices:                       December 13, 1996                                     Colorado Publicly   All Publicly
                                                                             Comparatives             Held Thrifts     Held Thrifts
                                                                             -------------            ------------     ------------

                                            SYMBOLS      VALUE            Mean           Median      Mean     Median   Mean   Median

                                          ----------------------          ----           ------      ----     ------   ----   ------

Price-Earnings Ratio                          P/E
-----------------------------------------
     Last Twelve Months                                    N/A
     At Minimum of Range                                 11.11
     At Midpoint of Range                                12.54           32.60            20.20     13.40      13.40  14.80    14.20

     At Maximum of Range                                 13.85
     At Supermax  of Range                               15.22


Price-Book Ratio                              P/B
---------------------------
     At Minimum of Range                                56.30%
     At Midpoint of Range                               61.02%           89.20            89.20    120.40     120.40 126.00   120.30

     At Maximum of Range                                64.94%
     At Supermax of Range                               68.79%


Price-Asset Ratio                             P/A
---------------------------
     At Minimum of Range                                12.12%
     At Midpoint of Range                               14.00%           19.40            20.20     16.80      16.80  12.40    11.50

     At Maximum of Range                                15.81%
     At Supermax of Range                               17.81%

Twelve Mo. Earnings Base                       Y                      $     197,000
    Period Ended  September 30, 1996

Book Value                                     B                      $   2,778,000
    As of September 30, 1996

Total Assets                                   A                      $  20,388,000
    As of September 30, 1996

Return on Money (1)                            R                              3.71%

Conversion Expense                             X                      $     350,000
Underwriting Commission                        C                              0.00%
Percentage Underwritten                        S                              0.00%
Estimated Dividend
    Dollar Amount                              DA                     $      96,000

    Yield                                      DY                             3.00%
ESOP Contributions                             P                      $     256,000
RP Contributions                               I                      $     128,000
ESOP Annual Expense                            E                      $      16,640
RP Annual Contributions                        M                      $      16,640
Cost of ESOP Borrowings                        F                              0.00%

(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 35.0 percent.

FERGUSON & CO., LLP
-------------------


                                  EXHIBIT VII
                           PRO FORMA ANALYSIS SHEET

Calculation of Estimated Value (V) at Midpoint Value
1.          V=       P/A(A-X-P-I)           $  3,200,000
                   -----------------
                     1-P/A(1-(CxS))

2.          V=       P/B(B-X-P-I)           $  3,200,000
                   -----------------
                     1-P/B(1-(CxX))

3.          V=    P/E(Y-R(X+P+I)-(E+M))     $  3,200,000
                 -----------------------
                     1-P/E(R(1-(CxX))

        Estimated            Value
          Value            Per Share         Total Shares                Date
     ----------------   --------------     ----------------      --------------------
         $3,200,000         $10.00               320,000           December 13, 1996


Range of Value
$3.2 million x 1.15 = $3.68 million or 368,000 shares at $10.00 per share $3.2 million x 0.85 = $2.72 million or 272,000 shares at $10.00 per share